UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07043
Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2015 – August 31, 2016
Item 1: Reports to Shareholders

Annual Report | August 31, 2016

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Treasury Money Market Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Prime Money Market Fund.	9
Federal Money Market Fund.	28
Treasury Money Market Fund.	42
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangements.	56
Glossary.	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended August 31, 2016, Vanguard Prime Money Market Fund returned 0.32% for Investor Shares and 0.38% for Admiral Shares, which have a lower expense ratio. Vanguard Federal Money Market Fund returned 0.23%, and Vanguard Treasury Money Market Fund returned 0.17%. These returns exceeded the average returns of the funds’ peer groups.

• Last December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%, the first time since 2008 the target has been above the near-zero level.

• Under Securities and Exchange Commission money market fund regulations that take effect in October, the Treasury Money Market Fund and the Federal Money Market Fund will continue to maintain a share price of $1 as U.S. government money market funds. The Prime Money Market Fund will be designated a retail fund, meaning that individual investors will continue to have access to it at a $1 share price.

Total Returns: Fiscal Year Ended August 31, 2016
	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.50%	0.32%
Money Market Funds Average		0.04
Admiral™ Shares	0.56	0.38
Institutional Money Market Funds Average		0.16
Money Market Funds Average and Institutional Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Federal Money Market Fund	0.29%	0.23%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Treasury Money Market Fund	0.25%	0.17%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2016
Average
Annual Return
Prime Money Market Fund Investor Shares	1.05%
Money Market Funds Average	0.81
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Federal Money Market Fund	0.99%
Government Money Market Funds Average	0.76
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Treasury Money Market Fund	0.89%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	0.65
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at
vanguard.com/performance.)

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.17%
Admiral Shares	0.10	0.18
Federal Money Market Fund	0.11	0.08
Treasury Money Market Fund	0.09	0.06

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the funds’ expense ratios were: for the Prime Money Market Fund, 0.16% for Investor Shares and
0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; for the Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares, Money Market Funds, and for Admiral Shares, Institutional Money Market
Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Treasury Money Market Fund, iMoneyNet
Money Fund Report’s 100% Treasury Fund.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

Advisor’s Report

Investors spent much of the 12 months ended August 31, 2016, focused on monetary policy and, in particular, whether the U.S. Federal Reserve would raise short-term interest rates.

In December, the Fed hiked rates for the first time in nearly a decade, nudging them from the near-zero level at which they had hovered since late in 2008. The increase marked a start toward a normalization of monetary policy, although rates remained uncommonly low by historical standards. In closely watched meetings after the increase, Fed policymakers held rates steady at 0.25%–0.5%.

Returns of money market funds ticked higher as yields climbed. These funds continued to provide shareholders with a high-quality, very liquid investment appropriate for short-term savings goals or cash management.

For the fiscal year, Vanguard Prime Money Market Fund returned 0.32% for Investor Shares and 0.38% for Admiral Shares. Vanguard Federal Money Market Fund returned 0.23%, and Vanguard Treasury Money Market returned 0.17%. The funds surpassed the average returns for their peer groups.

The investment environment

The U.S. economy generally fared better than many of its international counterparts over the fiscal year, reflected most noticeably in favorable employment and payroll data. Central banks in Europe and Asia bolstered their stimulus efforts against weak growth and low inflation.

The European Central Bank continued its negative-rate policy, and Japan adopted one in January. China made a series of interest rate cuts and reduced bank reserve requirements to stimulate its decelerating economy.

The new year began with expectations that the Fed might continue to raise short-term rates, but deteriorating global economic conditions, and the uncertainty engendered by the United Kingdom’s vote in June to leave the European Union, gave officials pause. Despite this, the U.S. economy continued to make progress. Wage inflation, for example, showed slow but steady improvement.

Management of the funds

Money market rates moved meaningfully higher late in 2015 as investors responded to strong job growth and anticipated that the Fed would finally begin to raise rates. As sometimes happens, the market got ahead of itself, and rates soon began to reflect the risk that more aggressive increases were ahead. This created an opportunity to lock in prevailing higher rates by extending the portfolios’ average maturity. In the Prime Money Market Fund, we were able to do this largely by increasing our U.S. government securities holdings.

6

Fund companies had until October 14, 2016, after the end of the funds’ fiscal year, to fully implement the new money market regulations introduced by the Securities and Exchange Commission in 2014. As U.S. government money market funds, the Treasury Money Market Fund and the Federal Money Market Fund will continue to seek to maintain a stable share price of $1. They will not be subject to new liquidity fees and redemption gates (the temporary suspension of redemptions).

The Prime Money Market Fund is designated a retail fund, meaning that individual investors will continue to have access to it at a share price of $1. The fund is subject to liquidity fees and redemption gates, which a fund’s board of directors can impose on funds whose portfolios fail to meet certain liquidity thresholds.

The regulations have had an impact on the marketplace as large institutional money fund investors have been forced to transition to government money funds to maintain a $1 share price. As of this writing, approximately half of the industry assets invested in funds similar to the Prime Money Market Fund have transitioned to U.S. government money funds.

We took a number of steps to prepare for any unforeseen volatility caused by the regulatory changes. Anticipating additional shareholder activity, we kept our liquidity positions well in excess of SEC targets. We also managed the funds’ maturity structure more conservatively by shortening their weighted average maturity in the weeks leading up to the regulations’ implementation. These and other balanced measures allowed us to provide maximum safety and liquidity.

Increased demand for U.S. government money market funds caused spreads between Treasury and agency securities to narrow dramatically over the fiscal year. As a result, we diversified the Federal Money Market Fund’s assets by adding to its Treasury exposure. We also added exposure to floating-rate agency notes when spreads were favorable compared with those of fixed-rate instruments.

Bank and corporate issuers have found it more expensive to issue debt in the money market space as the new regulations have prompted large institutional investors to favor government money funds. This has given investors in the Prime Money Market Fund an opportunity to earn higher yields than what might normally be available. To take advantage of this, we reduced the fund’s exposure to government securities in favor of short-term bank debt maturing within one week. In anticipation of further Fed monetary policy tightening, we purchased floating-rate debt that resets periodically at prevailing market rates.

Shortly after the December interest rate increase, we reopened the Treasury Money Market Fund, which invests exclusively in U.S. Treasury securities. We managed the portfolio’s average maturity to take advantage of the steepening

7

Treasury yield curve. We also added Treasury floating-rate notes in late 2015. As always, Vanguard’s low expense ratios provide a built-in advantage because we don’t have to assume unnecessary risk in our search for yield.

The outlook

U.S. monetary policy is likely to remain cautious and accommodative. Despite strong job growth, inflationary pressures have not accelerated meaningfully, and we expect the Fed’s schedule for future rate hikes to be slow and measured, especially compared with prior periods of economic recovery. This could change if job growth leads to a faster pickup in wage inflation.

We continue to believe the short-term rate target isn’t likely to go above 1% over the next several years. Other central banks appear set to maintain an accommodative monetary stance in the face of weak or slowing growth, which should keep U.S. yields attractive to international investors. Given that, and our outlook for modest growth and inflation at home, we expect yields to remain low relative to historical levels.

Whatever the markets may bring, our experienced team of portfolio managers and traders will continue to seek opportunities to produce competitive returns.

David R. Glocke, Principal

Vanguard Fixed Income Group

September 19, 2016

8

Prime Money Market Fund

Fund Profile
As of August 31, 2016

Financial Attributes
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	0.50%	0.56%
Average Weighted
Maturity	39 days	39 days

Sector Diversification (% of portfolio)
Certificates of Deposit	12.1%
U.S. Commercial Paper	2.7
Other	1.5
Repurchase Agreements	0.1
U.S. Government Obligations	8.2
U.S. Treasury Bills	18.0
Yankee/Foreign	57.4

The agency and mortgage-backed securities sectors may includeissues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.16% for Investor Shares and 0.10% for Admiral Shares.

9

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Prime Money Market Fund Investor
Shares	0.32%	0.08%	1.05%	$11,106

•••••••• Money Market Funds Average	0.04	0.01	0.81	10,844
Citigroup Three-Month U.S. Treasury
Bill Index	0.18	0.06	0.87	10,931
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

10

Prime Money Market Fund

	Average Annual Total Returns
	Periods Ended August 31, 2016

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Admiral Shares	0.38%	0.14%	1.15%	$5,607,990
Institutional Money Market Funds Average	0.16	0.04	0.97	5,505,108
Citigroup Three-Month U.S. Treasury Bill
Index	0.18	0.06	0.87	5,465,288

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016
		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2007	5.23%	4.55%
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
2016	0.32	0.04
7-day SEC yield (8/31/2016): 0.50%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.25%	0.07%	1.13%
Admiral Shares	10/3/1989	0.31	0.12	1.24

11

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (26.5%)
2	Federal Home Loan Bank Discount Notes	0.335%	9/7/16	1,500,000	1,499,916
2	Federal Home Loan Bank Discount Notes	0.302%	10/12/16	2,000,000	1,999,312
2	Federal Home Loan Bank Discount Notes	0.300%	10/19/16	1,500,000	1,499,400
	United States Treasury Bill	0.270%	9/8/16	591,046	591,015
	United States Treasury Bill	0.381%	11/10/16	4,305,000	4,301,819
	United States Treasury Bill	0.300%–0.371%	11/17/16	6,000,000	5,995,851
	United States Treasury Bill	0.310%	11/25/16	1,500,000	1,498,902
	United States Treasury Bill	0.487%–0.494%	12/1/16	2,750,000	2,746,594
	United States Treasury Bill	0.401%	12/15/16	4,100,000	4,095,217
	United States Treasury Bill	0.441%	2/9/17	2,000,000	1,996,064
3	United States Treasury Floating Rate Note	0.388%	10/31/16	2,912,200	2,911,951
3	United States Treasury Floating Rate Note	0.419%	1/31/17	1,779,183	1,779,176
Total U.S. Government and Agency Obligations (Cost $30,915,217)					30,915,217
Commercial Paper (27.1%)
Bank Holding Company (0.7%)
4	ABN Amro Funding USA LLC	0.621%	9/12/16	49,500	49,491
4	ABN Amro Funding USA LLC	1.003%	12/7/16	303,000	302,184
4	ABN Amro Funding USA LLC	1.003%	12/9/16	40,000	39,890
4	ABN Amro Funding USA LLC	1.003%	12/16/16	46,500	46,363
4	ABN Amro Funding USA LLC	0.973%–1.003%	12/19/16	291,250	290,384
4	ABN Amro Funding USA LLC	0.983%	1/3/17	41,500	41,360
					769,672
Finance—Auto (0.8%)
4	BMW US Capital LLC	0.521%	9/12/16	80,000	79,987
4	BMW US Capital LLC	0.521%	9/13/16	35,000	34,994
	Toyota Motor Credit Corp.	0.601%	9/22/16	198,250	198,181
	Toyota Motor Credit Corp.	0.611%	10/5/16	40,000	39,977
	Toyota Motor Credit Corp.	0.621%	10/21/16	72,000	71,938
	Toyota Motor Credit Corp.	0.883%	12/8/16	91,250	91,031
	Toyota Motor Credit Corp.	0.873%	12/13/16	71,750	71,571
	Toyota Motor Credit Corp.	0.873%	12/14/16	71,750	71,570
	Toyota Motor Credit Corp.	0.883%	12/19/16	107,000	106,715
	Toyota Motor Credit Corp.	0.883%	12/20/16	62,250	62,083
	Toyota Motor Credit Corp.	0.883%	1/6/17	148,500	148,039
					976,086

12

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Foreign Banks (20.3%)
4	Australia & New Zealand Banking Group Ltd.	0.651%	10/3/16	329,000	328,810
4	Australia & New Zealand Banking Group Ltd.	0.823%	11/3/16	180,000	179,742
[3,4]	Australia & New Zealand Banking Group Ltd.	1.074%	1/30/17	372,000	372,000
[3,4]	Australia & New Zealand Banking Group Ltd.	0.986%	2/1/17	346,750	346,750
4	Bank of Nova Scotia	0.651%	10/6/16	500,000	499,684
[3,4]	Bank of Nova Scotia	1.070%	1/26/17	700,000	700,000
	BNP Paribas SA (New York Branch)	0.300%	9/1/16	220,000	220,000
4	Commonwealth Bank of Australia	0.854%	9/14/16	288,000	287,912
4	Commonwealth Bank of Australia	0.844%	9/23/16	185,750	185,655
[3,4]	Commonwealth Bank of Australia	0.870%	9/26/16	268,000	268,000
[3,4]	Commonwealth Bank of Australia	0.846%	10/4/16	345,000	345,000
[3,4]	Commonwealth Bank of Australia	0.872%	10/24/16	300,000	300,000
[3,4]	Commonwealth Bank of Australia	0.884%	10/31/16	185,000	184,998
[3,4]	Commonwealth Bank of Australia	0.894%	10/31/16	260,250	260,250
[3,4]	Commonwealth Bank of Australia	0.894%	11/1/16	260,250	260,250
[3,4]	Commonwealth Bank of Australia	1.014%	2/3/17	349,000	349,000
[3,4]	Commonwealth Bank of Australia	1.112%	3/7/17	200,000	200,000
[3,4]	Commonwealth Bank of Australia	1.112%	3/10/17	350,000	350,000
[3,4]	Commonwealth Bank of Australia	1.074%	5/19/17	103,750	103,750
[3,4]	Commonwealth Bank of Australia	1.074%	5/26/17	296,250	296,250
	Credit Agricole Corporate & Investment Bank
	(New York Branch)	0.310%	9/1/16	69,500	69,500
4	Danske Corp.	0.591%	9/6/16	225,000	224,982
4	Danske Corp.	0.591%	9/7/16	170,000	169,983
4	Danske Corp.	0.933%	12/8/16	291,250	290,513
4	Danske Corp.	0.933%	12/9/16	145,750	145,377
4	Danske Corp.	0.953%	12/23/16	100,000	99,702
4	DNB Bank ASA	0.883%	12/28/16	500,000	498,558
	ING US Funding LLC	0.701%	9/1/16	28,000	28,000
	ING US Funding LLC	0.712%	9/6/16	255,500	255,475
	ING US Funding LLC	0.702%	9/7/16	400,000	399,953
	ING US Funding LLC	0.702%	9/8/16	200,000	199,973
	ING US Funding LLC	0.712%	9/15/16	100,000	99,972
	ING US Funding LLC	0.712%	9/16/16	500,000	499,852
	ING US Funding LLC	0.943%	12/6/16	500,000	498,747
	ING US Funding LLC	0.942%	12/8/16	290,750	290,006
	ING US Funding LLC	0.948%	12/16/16	68,150	67,960
	ING US Funding LLC	0.943%–0.948%	12/19/16	422,850	421,645
	ING US Funding LLC	0.943%	12/20/16	100,000	99,713
	Lloyds Bank plc	0.621%	9/14/16	500,000	499,888
	Lloyds Bank plc	0.682%	9/20/16	350,000	349,874
	Lloyds Bank plc	0.682%	10/5/16	300,000	299,807
4	National Australia Bank Ltd.	0.854%	9/12/16	376,000	375,902
4	National Australia Bank Ltd.	0.823%	10/3/16	600,000	599,563
4	National Australia Bank Ltd.	0.844%	10/24/16	239,000	238,704
[3,4]	National Australia Bank Ltd.	0.924%	3/3/17	500,000	500,000
	Natixis (New York Branch)	0.300%	9/1/16	1,194,000	1,194,000
4	Nordea Bank AB	0.849%	9/14/16	201,250	201,189
4	Nordea Bank AB	0.849%	9/15/16	700,000	699,770
4	Nordea Bank AB	0.828%	9/20/16	223,000	222,903
4	Nordea Bank AB	0.828%	9/21/16	277,000	276,873
4	Nordea Bank AB	0.828%	9/26/16	700,000	699,599
4	Nordea Bank AB	0.828%	9/27/16	300,000	299,821
4	Nordea Bank AB	0.910%	11/14/16	300,000	299,442
4	Skandinaviska Enskilda Banken AB	0.601%	9/2/16	28,125	28,125

13

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	Skandinaviska Enskilda Banken AB	0.883%	12/28/16	401,000	399,843
4	Societe Generale SA	0.300%	9/1/16	245,000	245,000
4	Societe Generale SA	0.400%	9/6/16	2,124,000	2,123,882
4	Sumitomo Mitsui Banking Corp.	0.681%	9/26/16	320,000	319,849
4	Svenska Handelsbanken AB	0.833%	11/1/16	1,100,000	1,098,453
	Swedbank AB	0.586%	9/14/16	200,000	199,958
	Swedbank AB	0.586%	9/15/16	200,000	199,954
	Swedbank AB	0.586%	9/16/16	155,000	154,962
[3,4]	Westpac Banking Corp.	0.858%	10/14/16	250,000	249,999
[3,4]	Westpac Banking Corp.	0.858%	10/14/16	400,000	399,998
[3,4]	Westpac Banking Corp.	0.958%	2/14/17	350,000	350,000
[3,4]	Westpac Banking Corp.	0.958%	2/15/17	350,000	350,000
[3,4]	Westpac Banking Corp.	1.060%	5/26/17	413,000	413,000
					23,688,320
Foreign Governments (1.5%)
4	CDP Financial Inc.	0.601%	9/8/16	12,750	12,748
4	CDP Financial Inc.	0.601%	9/12/16	30,750	30,744
4	CDP Financial Inc.	0.611%	9/14/16	74,250	74,234
4	CDP Financial Inc.	0.611%	9/15/16	42,000	41,990
4	CDP Financial Inc.	0.834%	9/16/16	57,500	57,480
4	CDP Financial Inc.	0.651%	9/30/16	45,000	44,976
4	CDP Financial Inc.	0.651%	10/4/16	66,000	65,961
	Export Development Canada	0.641%	10/17/16	123,000	122,899
	Export Development Canada	0.646%	10/19/16	100,000	99,914
4	Ontario Teachers’ Finance Trust	0.581%	9/12/16	99,000	98,982
4	Ontario Teachers’ Finance Trust	0.884%	10/26/16	71,000	70,905
4	Ontario Teachers’ Finance Trust	0.945%	11/15/16	72,000	71,859
4	Ontario Teachers’ Finance Trust	0.864%	11/21/16	60,000	59,884
4	Ontario Teachers’ Finance Trust	0.995%	12/5/16	95,000	94,752
4	Ontario Teachers’ Finance Trust	0.925%	1/3/17	50,000	49,842
[3,4]	Ontario Teachers’ Finance Trust	0.986%	2/1/17	100,000	100,000
[3,4]	Ontario Teachers’ Finance Trust	0.988%	2/6/17	50,000	50,000
[3,4]	Ontario Teachers’ Finance Trust	1.140%	3/2/17	99,000	99,000
5	PSP Capital Inc.	0.601%	9/2/16	22,000	22,000
5	PSP Capital Inc.	0.561%–0.601%	9/6/16	49,750	49,746
5	PSP Capital Inc.	0.601%	9/7/16	97,500	97,490
5	PSP Capital Inc.	0.571%	9/8/16	24,750	24,747
5	PSP Capital Inc.	0.561%	9/12/16	35,000	34,994
5	PSP Capital Inc.	0.561%	9/13/16	25,000	24,995
5	PSP Capital Inc.	0.651%	10/3/16	66,364	66,326
5	PSP Capital Inc.	0.651%	10/4/16	98,000	97,942
5	PSP Capital Inc.	0.651%	10/5/16	100,000	99,939
5	PSP Capital Inc.	0.651%	10/7/16	27,000	26,982
					1,791,331
Foreign Industrial (2.8%)
4	Nestle Capital Corp.	0.561%	9/1/16	44,500	44,500
4	Nestle Capital Corp.	0.561%	9/6/16	59,500	59,495
	Nestle Finance International Ltd.	0.561%	9/6/16	99,000	98,992
4	Reckitt Benckiser Treasury Services plc	0.651%	10/3/16	49,500	49,472
4	Sanofi	0.541%	9/7/16	40,630	40,626
4	Sanofi	0.551%	9/13/16	198,000	197,964
4	Sanofi	0.561%	9/20/16	256,750	256,674
4	Sanofi	0.561%–0.566%	9/27/16	308,150	308,025
4	Sanofi	0.591%	9/30/16	301,500	301,357
4	Siemens Capital Co. LLC	0.601%	9/26/16	198,250	198,167
4	Total Capital Canada Ltd.	0.561%	9/15/16	643,000	642,860

14

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
4 Total Capital Canada Ltd.	0.591%	9/19/16	49,500	49,485
4 Total Capital Canada Ltd.	0.601%	10/5/16	36,750	36,729
4 Total Capital Canada Ltd.	0.611%	10/7/16	586,750	586,392
4 Total Capital Canada Ltd.	0.621%	10/11/16	107,500	107,426
Toyota Credit Canada Inc.	0.651%	10/3/16	49,500	49,471
4 Unilever Capital Corp.	0.621%	9/6/16	39,750	39,747
4 Unilever Capital Corp.	0.551%–0.631%	9/12/16	104,500	104,482
4 Unilever Capital Corp.	0.551%–0.561%	9/13/16	40,000	39,993
4 Unilever Capital Corp.	0.561%	9/19/16	90,000	89,975
				3,301,832
Industrial (1.0%)
Exxon Mobil Corp.	0.330%	9/1/16	171,000	171,000
General Electric Co.	0.330%	9/1/16	555,000	555,000
4 Henkel of America Inc.	0.641%	9/20/16	75,000	74,974
4 Henkel of America Inc.	0.651%	10/5/16	52,600	52,568
4 Henkel of America Inc.	0.661%	10/11/16	43,500	43,468
4 The Coca-Cola Co.	0.611%	9/6/16	50,000	49,996
4 The Coca-Cola Co.	0.611%	9/7/16	149,750	149,735
				1,096,741
Total Commercial Paper (Cost $31,623,982)				31,623,982
Certificates of Deposit (43.5%)
Domestic Banks (10.7%)
Citibank NA	0.670%	9/1/16	495,500	495,500
Citibank NA	0.670%	9/2/16	495,500	495,500
Citibank NA	0.600%	9/13/16	198,000	198,000
Citibank NA	0.600%	9/19/16	348,000	348,000
Citibank NA	0.630%	9/27/16	400,000	400,000
Citibank NA	0.630%	9/28/16	235,000	235,000
Citibank NA	0.630%	9/29/16	100,000	100,000
Citibank NA	0.650%	10/7/16	300,000	300,000
3 HSBC Bank USA NA	0.866%	9/2/16	500,000	500,000
3 HSBC Bank USA NA	0.904%	10/3/16	497,000	497,000
3 HSBC Bank USA NA	0.904%	10/4/16	300,000	300,000
HSBC Bank USA NA	0.950%	10/19/16	185,750	185,750
3 HSBC Bank USA NA	0.894%	11/3/16	400,000	400,000
3 HSBC Bank USA NA	0.894%	11/4/16	149,000	149,000
3 HSBC Bank USA NA	0.898%	11/7/16	223,750	223,750
3 HSBC Bank USA NA	1.094%	2/1/17	739,000	739,000
3 HSBC Bank USA NA	1.039%	3/1/17	300,000	300,000
3 HSBC Bank USA NA	1.053%	3/3/17	300,000	300,000
3 JPMorgan Chase Bank NA	1.062%	4/21/17	55,000	55,000
3 JPMorgan Chase Bank NA	1.046%	5/2/17	72,000	72,000
3 State Street Bank & Trust Co.	0.848%	10/6/16	550,000	550,000
3 State Street Bank & Trust Co.	0.857%	10/18/16	550,000	550,000
3 State Street Bank & Trust Co.	0.871%	11/23/16	148,500	148,500
3 State Street Bank & Trust Co.	0.938%	1/13/17	500,000	500,000
3 State Street Bank & Trust Co.	1.021%	1/23/17	1,000,000	1,000,000
3 State Street Bank & Trust Co.	1.074%	1/25/17	460,000	460,000
Wells Fargo Bank NA	0.890%	10/17/16	115,000	115,000
3 Wells Fargo Bank NA	0.861%	10/21/16	450,000	450,000
3 Wells Fargo Bank NA	0.861%	10/24/16	450,000	450,000
3 Wells Fargo Bank NA	0.894%	10/28/16	150,000	150,000
3 Wells Fargo Bank NA	0.836%	11/2/16	495,000	495,000
Wells Fargo Bank NA	0.910%	11/10/16	310,000	310,000
3 Wells Fargo Bank NA	0.862%	11/16/16	495,000	495,000

15

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
3 Wells Fargo Bank NA	0.972%	1/11/17	240,000	240,000
3 Wells Fargo Bank NA	0.958%	2/13/17	300,000	300,000
				12,507,000
Eurodollar Certificates of Deposit (1.5%)
National Australia Bank Ltd.	0.610%	9/19/16	900,000	900,000
National Australia Bank Ltd.	0.680%	10/7/16	500,000	500,000
National Australia Bank Ltd.	0.680%	10/12/16	345,000	345,000
				1,745,000
Yankee Certificates of Deposit (31.3%)
3 Bank of Montreal (Chicago Branch)	0.848%	9/7/16	750,000	750,000
3 Bank of Montreal (Chicago Branch)	0.868%	9/12/16	350,000	350,000
Bank of Montreal (Chicago Branch)	0.590%	9/19/16	870,000	870,000
Bank of Montreal (Chicago Branch)	0.590%	9/21/16	250,000	250,000
Bank of Montreal (Chicago Branch)	0.630%	9/26/16	475,000	475,000
Bank of Montreal (Chicago Branch)	0.850%	11/4/16	600,000	600,000
3 Bank of Nova Scotia (Houston Branch)	0.862%	10/21/16	450,000	450,000
3 Bank of Nova Scotia (Houston Branch)	0.870%	10/26/16	450,000	450,000
3 Bank of Nova Scotia (Houston Branch)	1.103%	2/10/17	500,000	500,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.720%	9/6/16	565,000	565,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.720%	9/16/16	70,000	70,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.700%	9/26/16	50,000	50,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.680%	10/12/16	900,000	900,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.930%	12/12/16	650,000	650,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.950%	12/16/16	185,000	185,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.990%	12/29/16	300,000	300,000
BNP Paribas SA (New York Branch)	0.410%	9/6/16	250,000	250,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.650%	10/3/16	450,000	450,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.650%	10/11/16	550,000	550,000
3 Canadian Imperial Bank of Commerce
(New York Branch)	0.862%	11/10/16	885,000	885,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.840%	11/16/16	250,000	250,000
3 Canadian Imperial Bank of Commerce
(New York Branch)	0.846%	12/2/16	500,000	500,000
3 Commonwealth Bank of Australia
(New York Branch)	1.006%	2/1/17	99,000	99,000
Credit Agricole Corporate & Investment Bank
(New York Branch)	0.420%	9/6/16	2,300,000	2,300,000
Credit Industriel et Commercial
(New York Branch)	0.410%	9/6/16	2,200,000	2,200,000
Credit Suisse AG (New York Branch)	0.680%	9/6/16	600,000	600,000
Credit Suisse AG (New York Branch)	0.630%	9/20/16	250,000	250,000
Credit Suisse AG (New York Branch)	0.660%	10/3/16	500,000	500,000
Credit Suisse AG (New York Branch)	0.900%	11/7/16	750,000	750,000
DNB Bank ASA (New York Branch)	0.650%	10/11/16	1,000,000	1,000,000
Lloyds Bank plc (New York Branch)	0.740%	9/26/16	500,000	500,000
Natixis (New York Branch)	0.430%	9/6/16	1,175,000	1,175,000

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Nordea Bank Finland plc (New York Branch)	0.630%	9/28/16	594,500	594,498
Nordea Bank Finland plc (New York Branch)	0.615%	9/29/16	450,000	450,000
3 Royal Bank of Canada (New York Branch)	0.854%	10/3/16	238,000	238,000
Royal Bank of Canada (New York Branch)	0.960%	12/16/16	198,250	198,250
Royal Bank of Canada (New York Branch)	0.980%	12/21/16	297,000	297,000
3 Royal Bank of Canada (New York Branch)	1.071%	1/23/17	1,300,000	1,300,000
3 Royal Bank of Canada (New York Branch)	1.107%	2/17/17	173,000	173,000
Skandinaviska Enskilda Banken
(New York Branch)	0.590%	9/12/16	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	0.900%	12/1/16	300,000	300,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	0.680%	9/22/16	993,000	993,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	0.700%	10/3/16	60,000	60,000
Sumitomo Mitsui Banking Corp.
(New York Branch)	0.730%	10/11/16	470,000	470,000
Svenska HandelsBanken (New York Branch)	0.850%	9/9/16	700,000	700,000
Svenska HandelsBanken (New York Branch)	0.860%	9/14/16	300,000	300,000
Svenska HandelsBanken (New York Branch)	0.655%	10/11/16	250,000	250,001
3 Svenska HandelsBanken (New York Branch)	0.868%	11/7/16	490,000	490,000
3 Svenska HandelsBanken (New York Branch)	0.878%	1/6/17	350,000	350,000
3 Svenska HandelsBanken (New York Branch)	0.884%	1/9/17	585,000	585,000
Swedbank AB (New York Branch)	0.600%	10/3/16	300,000	300,000
Swedbank AB (New York Branch)	0.890%	12/27/16	1,000,000	1,000,000
3 Swedbank AB (New York Branch)	1.094%	3/1/17	397,000	397,000
3 Toronto Dominion Bank (New York Branch)	0.871%	9/23/16	488,000	488,000
3 Toronto Dominion Bank (New York Branch)	0.870%	9/26/16	210,000	210,000
Toronto Dominion Bank (New York Branch)	0.830%	11/2/16	381,000	381,000
Toronto Dominion Bank (New York Branch)	0.830%	11/4/16	995,000	995,000
Toronto Dominion Bank (New York Branch)	1.000%	11/8/16	118,700	118,728
3 Toronto Dominion Bank (New York Branch)	0.907%	12/19/16	605,000	605,000
3 Toronto Dominion Bank (New York Branch)	0.921%	12/23/16	350,000	350,000
UBS AG (Stamford Branch)	0.590%	9/21/16	350,000	350,000
UBS AG (Stamford Branch)	0.610%	9/26/16	900,000	900,000
3 Westpac Banking Corp. (New York Branch)	0.841%	9/1/16	227,000	227,000
3 Westpac Banking Corp. (New York Branch)	0.871%	9/23/16	159,000	159,000
Westpac Banking Corp. (New York Branch)	0.860%	9/28/16	200,000	200,000
Westpac Banking Corp. (New York Branch)	0.940%	10/18/16	470,000	470,000
3 Westpac Banking Corp. (New York Branch)	1.022%	1/11/17	230,000	230,000
3 Westpac Banking Corp. (New York Branch)	0.948%	3/7/17	500,000	500,000
3 Westpac Banking Corp. (New York Branch)	1.038%	6/6/17	200,000	200,000
				36,503,477
Total Certificates of Deposit (Cost $50,755,477)				50,755,477
Other Notes (1.6%)
Bank of America NA	0.660%	9/6/16	200,000	200,000
Bank of America NA	0.660%	9/8/16	214,500	214,500
Bank of America NA	0.640%	9/14/16	285,000	285,000
Bank of America NA	0.680%	10/4/16	248,000	248,000
Bank of America NA	0.640%	10/7/16	497,000	497,000
Bank of America NA	0.750%	11/1/16	184,000	184,000
Bank of America NA	0.890%	12/9/16	185,250	185,250
Total Other Notes (Cost $1,813,750)				1,813,750

17

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Repurchase Agreements (0.1%)
Federal Reserve Bank of New York
(Dated 8/31/16, Repurchase Value $70,000,000,
collateralized by U.S. Treasury Note/Bond
3.125%, 5/15/21, with a value of $70,001,000)	0.250%	9/1/16	70,000	70,000
Total Repurchase Agreements (Cost $70,000)				70,000
Tax-Exempt Municipal Bonds (0.6%)
6 Arizona Health Facilities Authority Revenue
(Catholic Healthcare West) VRDO	0.650%	9/7/16	29,625	29,625
6 Big Bear Lake CA Industrial Revenue
(Southwest Gas Corp. Project) VRDO	0.620%	9/7/16	33,500	33,500
Board of Regents of the University of Texas
System Revenue Financing System Revenue
VRDO	0.550%	9/7/16	99,495	99,495
Board of Regents of the University of Texas
System Revenue Financing System Revenue
VRDO	0.550%	9/7/16	70,750	70,750
6 Clark County NV Airport Improvement Revenue	0.610%	9/7/16	24,975	24,975
6 Connecticut Health & Educational Facilities
Authority Revenue (Yale University) VRDO	0.640%	9/7/16	26,280	26,280
Illinois Finance Authority Revenue
(Northwestern University) VRDO	0.600%	9/7/16	25,200	25,200
6 Indiana Finance Authority Health System
Revenue (Sisters of St. Francis Health
Services Inc. Obligated Group) VRDO	0.570%	9/7/16	31,905	31,905
6 Indiana Finance Authority Health System
Revenue (Sisters of St. Francis Health
Services Inc. Obligated Group) VRDO	0.650%	9/7/16	17,100	17,100
Loudoun County VA Industrial Development
Authority Revenue (Howard Hughes
Medical Institute) VRDO	0.570%	9/7/16	19,465	19,465
Maryland Economic Development Corp. Revenue
(Howard Hughes Medical Institute) VRDO	0.620%	9/7/16	35,790	35,790
6 New York City NY Health & Hospital Corp.
Revenue (Health System) VRDO	0.640%	9/7/16	32,140	32,140
6 New York State Dormitory Authority Revenue
(Mental Health Services Facilities Improvement)
VRDO	0.600%	9/7/16	20,185	20,185
6 New York State Housing Finance Agency
Housing Revenue (10 Liberty Street) VRDO	0.640%	9/7/16	39,100	39,100
6 New York State Housing Finance Agency
Housing Revenue (625 W 57th St) VRDO	0.570%	9/7/16	18,405	18,405
6 New York State Housing Finance Agency
Housing Revenue (8 East 102nd Street) VRDO	0.600%	9/7/16	43,345	43,345
6 New York State Housing Finance Agency
Revenue (Riverside Center) VRDO	0.650%	9/7/16	29,500	29,500
6 North Broward FL Hospital District Revenue
NPFG VRDO	0.570%	9/7/16	41,900	41,900
6 Onondaga County NY Trust For Cultural Resources
Revenue (Syracuse University Project) VRDO	0.570%	9/7/16	20,325	20,325
6 Sacramento CA Municipal Utility District
Revenue VRDO	0.560%	9/7/16	29,490	29,490
University of Texas Permanent University
Fund Revenue VRDO	0.560%	9/7/16	17,750	17,750
Total Tax-Exempt Municipal Bonds (Cost $706,225)				706,225

18

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Corporate Bonds (1.0%)
Industrial (1.0%)
3	Toyota Motor Credit Corp.	1.045%	4/24/17	605,000	605,000
3	Toyota Motor Credit Corp.	0.857%	10/7/16	544,000	544,000
Total Corporate Bonds (Cost $1,149,000)					1,149,000
Taxable Municipal Bonds (0.8%)
[5,6]	BlackRock Municipal Bond Trust TOB VRDO	0.590%	9/1/16	25,930	25,930
[5,6]	BlackRock Municipal Income Investment
	Quality Trust TOB VRDO	0.590%	9/1/16	30,715	30,715
[5,6]	BlackRock Municipal Income Trust II TOB VRDO	0.590%	9/1/16	81,250	81,250
[5,6]	BlackRock Municipal Income Trust TOB VRDO	0.590%	9/1/16	207,000	207,000
[5,6]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.590%	9/1/16	40,385	40,385
[5,6]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.590%	9/1/16	19,165	19,165
[5,6]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.590%	9/1/16	38,905	38,905
[5,6]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.590%	9/1/16	100,000	100,000
[5,6]	BlackRock MuniVest Fund II, Inc. TOB VRDO	0.590%	9/1/16	89,750	89,750
[5,6]	BlackRock MuniVest Fund, Inc. TOB VRDO	0.590%	9/1/16	130,340	130,340
[5,6]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.590%	9/1/16	41,065	41,065
[5,6]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.590%	9/1/16	89,100	89,100
[5,6]	BlackRock Strategic Municipal Trust TOB VRDO	0.590%	9/1/16	16,555	16,555
5	Los Angeles CA Department of Water & Power
	Revenue TOB VRDO	0.780%	9/7/16	13,000	13,000
5	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.780%	9/7/16	13,100	13,100
6	New York State Housing Finance Agency
	Housing Revenue VRDO	0.510%	9/7/16	33,000	33,000
5	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.780%	9/7/16	6,400	6,400
Total Taxable Municipal Bonds (Cost $975,660)					975,660
Total Investments (101.2%) (Cost $118,009,311)					118,009,311

					Amount
					($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard					9,748
Receivables for Accrued Income					58,030
Receivables for Capital Shares Issued					26,612
Other Assets					90,608
Total Other Assets					184,998
Liabilities
Payables for Investment Securities Purchased					(62,990)
Payables for Capital Shares Redeemed					(1,480,384)
Payables for Distributions					(814)
Payables to Vanguard					(9,916)
Other Liabilities					(715)
Total Liabilities					(1,554,819)
Net Assets (100%)					116,639,490

19

Prime Money Market Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	116,633,520
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	5,970
Net Assets	116,639,490

Investor Shares—Net Assets
Applicable to 100,196,576,573 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	100,210,137
Net Asset Value Per Share—Investor Shares	$1.00

Admiral Shares—Net Assets
Applicable to 16,426,384,473 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,429,353
Net Asset Value Per Share—Admiral Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2016, the aggregate value of these securities was
$23,071,201,000, representing 19.8% of net assets.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was $1,487,821,000, representing 1.3% of net assets.
6 Scheduled principal and interest payments are guaranteed by bank letter of credit.
NPFG—Scheduled principal and interest payments are guaranteed by NPFG (National Public Finance Guarantee Corporation).
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest	644,749
Total Income	644,749
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,577
Management and Administrative—Investor Shares	138,523
Management and Administrative—Admiral Shares	25,172
Marketing and Distribution—Investor Shares	29,437
Marketing and Distribution—Admiral Shares	928
Custodian Fees	1,463
Auditing Fees	35
Shareholders’ Reports—Investor Shares	525
Shareholders’ Reports—Admiral Shares	147
Trustees’ Fees and Expenses	88
Total Expenses	199,895
Expense Reduction—Note B	(3)
Net Expenses	199,892
Net Investment Income	444,857
Realized Net Gain (Loss) on Investment Securities Sold	2,974
Net Increase (Decrease) in Net Assets Resulting from Operations	447,831

See accompanying Notes, which are an integral part of the Financial Statements.

21

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	444,857	36,345
Realized Net Gain (Loss)	2,974	1,570
Net Increase (Decrease) in Net Assets Resulting from Operations	447,831	37,915
Distributions
Net Investment Income
Investor Shares	(344,430)	(16,453)
Admiral Shares[1]	(100,426)	(19,893)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares[1]	—	—
Total Distributions	(444,856)	(36,346)
Capital Share Transactions (at $1.00 per share)
Investor Shares	(5,612,729)	3,908,734
Admiral Shares[1]	(12,558,967)	288,391
Net Increase (Decrease) from Capital Share Transactions	(18,171,696)	4,197,125
Total Increase (Decrease)	(18,168,721)	4,198,694
Net Assets
Beginning of Period	134,808,211	130,609,517
End of Period[2]	116,639,490	134,808,211
1 Institutional Shares were renamed Admiral Shares in December 2015. Prior period’s Distributions and Capital Share Transactions are for the Institutional Class.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($1,000).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0032	.0002	.0001	.0002	.0004
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0032	.0002	.0001	.0002	.0004
Distributions
Dividends from Net Investment Income	(.0032)	(.0002)	(.0001)	(.0002)	(.0004)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—
Total Distributions	(.0032)	(.0002)	(.0001)	(.0002)	(.0004)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.32%	0.02%	0.02%	0.02%	0.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$100,210	$105,820	$101,910	$102,160	$90,212
Ratio of Expenses to
Average Net Assets	0.16%[3]	0.15%[3]	0.14%[3]	0.16%[3]	0.16%
Ratio of Net Investment Income to
Average Net Assets	0.32%	0.02%	0.01%	0.02%	0.04%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, and
0.17% for 2013. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Prime Money Market Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.004	.001	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.004	.001	.001	.001	.001
Distributions
Dividends from Net Investment Income	(. 004)	(. 001)	(. 001)	(. 001)	(. 001)
Distributions from Realized Capital Gains	—	—	(.000)[1]	—	—
Total Distributions	(. 004)	(. 001)	(. 001)	(. 001)	(. 001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.38%	0.07%	0.06%	0.07%	0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,429	$28,988	$28,699	$27,015	$24,543
Ratio of Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.38%	0.07%	0.05%	0.07%	0.11%

Institutional Shares were renamed Admiral Shares in December 2015. Prior periods’ Financial Highlights are for the Institutional Class.
1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. Effective December 2015, Institutional Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counter-parties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of

25

Prime Money Market Fund

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $9,748,000, representing 0.01% of the fund’s net assets and 3.90% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2016, Vanguard’s expenses were reduced by $3,000 (an effective annual rate of 0.0% of the average net assets of the Investor share class); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Prime Money Market Fund

At August 31, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	101,526,451	101,527,243	136,070,155	136,070,154
Issued in Lieu of Cash Distributions	335,584	335,584	16,094	16,094
Redeemed	(107,474,764)	(107,474,762)	(132,177,515)	(132,177,515)
Net Increase (Decrease)—Investor Shares	(5,612,729)	(5,611,935)	3,908,734	3,908,733
Admiral Shares[1]
Issued	17,763,247	17,762,458	19,863,406	19,863,406
Issued in Lieu of Cash Distributions	96,589	96,589	19,409	19,409
Redeemed	(30,418,803)	(30,418,803)	(19,594,424)	(19,594,424)
Net Increase (Decrease) —Admiral Shares	(12,558,967)	(12,559,756)	288,391	288,391
1 Institutional Shares were renamed Admiral Shares in December 2015. Prior period’s capital share transactions are for the Institutional Class.

E. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

27

Federal Money Market Fund

Fund Profile
As of August 31, 2016

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	0.29%
Average Weighted
Maturity	51 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	31.2%
U.S. Government Obligations	36.5
Repurchase Agreements	32.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratio was 0.11%.

28

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Federal Money Market Fund	0.23%	0.06%	0.99%	$11,033
Government Money Market Funds
•••••••• Average	0.00	0.00	0.76	10,788
Citigroup Three-Month U.S. Treasury
Bill Index	0.18	0.06	0.87	10,931
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

29

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016

		Gov't Money
		Market Funds Average
Fiscal Year	Total Returns	Total Returns
2007	5.17%	4.58%
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
2016	0.23	0.00
7-day SEC yield (8/31/2016): 0.29%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.18%	0.05%	1.07%

30

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (76.3%)
2	Fannie Mae Discount Notes	0.461%	9/16/16	10,000	9,998
2	Fannie Mae Discount Notes	0.370%	10/5/16	576	576
2	Fannie Mae Discount Notes	0.421%	10/6/16	300,000	299,877
2	Fannie Mae Discount Notes	0.411%–0.491%	10/17/16	23,700	23,686
2	Fannie Mae Discount Notes	0.371%	10/18/16	135,000	134,935
2	Fannie Mae Discount Notes	0.340%–0.400%	10/26/16	129,545	129,476
2	Fannie Mae Discount Notes	0.471%	11/1/16	550,000	549,562
2	Fannie Mae Discount Notes	0.391%	12/16/16	471	470
2	Fannie Mae Discount Notes	0.552%	1/3/17	2,317	2,313
2	Fannie Mae Discount Notes	0.501%	2/15/17	51	51
3	Federal Home Loan Bank Discount Notes	0.410%–0.425%	9/2/16	1,465	1,465
3	Federal Home Loan Bank Discount Notes	0.491%	9/6/16	145,000	144,990
3	Federal Home Loan Bank Discount Notes	0.344%–0.420%	9/7/16	94,916	94,911
3	Federal Home Loan Bank Discount Notes	0.344%	9/9/16	130,500	130,490
3	Federal Home Loan Bank Discount Notes	0.350%	9/14/16	508	508
3	Federal Home Loan Bank Discount Notes	0.310%–0.496%	9/16/16	11,190	11,188
3	Federal Home Loan Bank Discount Notes	0.330%–0.410%	9/21/16	411,900	411,820
3	Federal Home Loan Bank Discount Notes	0.486%	9/23/16	60,000	59,982
3	Federal Home Loan Bank Discount Notes	0.431%–0.501%	9/26/16	90,000	89,971
3	Federal Home Loan Bank Discount Notes	0.293%–0.486%	9/28/16	371,750	371,664
3	Federal Home Loan Bank Discount Notes	0.401%	10/4/16	506	506
3	Federal Home Loan Bank Discount Notes	0.305%–0.380%	10/5/16	66,185	66,166
3	Federal Home Loan Bank Discount Notes	0.290%–0.521%	10/7/16	526,383	526,193
3	Federal Home Loan Bank Discount Notes	0.421%	10/12/16	359	359
3	Federal Home Loan Bank Discount Notes	0.451%–0.511%	10/14/16	79,500	79,455
3	Federal Home Loan Bank Discount Notes	0.310%–0.330%	10/17/16	1,348	1,347
3	Federal Home Loan Bank Discount Notes	0.310%–0.380%	10/19/16	34,697	34,683
3	Federal Home Loan Bank Discount Notes	0.310%–0.380%	10/21/16	618,553	618,250
3	Federal Home Loan Bank Discount Notes	0.310%–0.466%	10/26/16	600,583	600,221
3	Federal Home Loan Bank Discount Notes	0.350%–0.465%	10/28/16	339,005	338,782
3	Federal Home Loan Bank Discount Notes	0.451%	11/1/16	21,000	20,984
3	Federal Home Loan Bank Discount Notes	0.349%–0.551%	11/2/16	1,020,996	1,020,321
3	Federal Home Loan Bank Discount Notes	0.365%–0.451%	11/4/16	223,788	223,638
3	Federal Home Loan Bank Discount Notes	0.339%–0.360%	11/14/16	710,416	709,921
3	Federal Home Loan Bank Discount Notes	0.344%–0.456%	11/16/16	875,000	874,335
3	Federal Home Loan Bank Discount Notes	0.550%–0.582%	11/18/16	136,476	136,311

31

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.340%	11/22/16	941	940
3	Federal Home Loan Bank Discount Notes	0.592%	11/23/16	100,774	100,637
3	Federal Home Loan Bank Discount Notes	0.340%–0.587%	11/25/16	60,907	60,823
3	Federal Home Loan Bank Discount Notes	0.600%	11/30/16	150,000	149,776
3	Federal Home Loan Bank Discount Notes	0.431%	12/9/16	989	988
3	Federal Home Loan Bank Discount Notes	0.501%	12/16/16	639	638
3	Federal Home Loan Bank Discount Notes	0.430%	1/4/17	250,000	249,628
3	Federal Home Loan Bank Discount Notes	0.466%	2/8/17	50,000	49,897
[3,4]	Federal Home Loan Banks	0.531%	9/2/16	245,000	245,000
[3,4]	Federal Home Loan Banks	0.478%	1/6/17	250,000	249,991
[3,4]	Federal Home Loan Banks	0.610%	1/26/17	100,000	100,000
[3,4]	Federal Home Loan Banks	0.489%	2/3/17	115,500	115,500
[3,4]	Federal Home Loan Banks	0.478%	2/7/17	100,000	99,996
[3,4]	Federal Home Loan Banks	0.498%	2/13/17	110,000	109,990
[3,4]	Federal Home Loan Banks	0.488%	2/13/17	250,000	249,988
[3,4]	Federal Home Loan Banks	0.669%	2/17/17	40,000	39,991
[3,4]	Federal Home Loan Banks	0.629%	2/17/17	325,000	324,939
[3,4]	Federal Home Loan Banks	0.504%	3/1/17	25,000	25,000
[3,4]	Federal Home Loan Banks	0.516%	3/2/17	125,000	125,000
[3,4]	Federal Home Loan Banks	0.611%	3/3/17	75,000	75,000
[3,4]	Federal Home Loan Banks	0.524%	3/9/17	235,000	235,007
[3,4]	Federal Home Loan Banks	0.532%	3/10/17	175,000	175,000
[3,4]	Federal Home Loan Banks	0.518%	3/14/17	88,500	88,491
[3,4]	Federal Home Loan Banks	0.528%	3/14/17	100,000	99,995
[3,4]	Federal Home Loan Banks	0.528%	3/15/17	100,000	100,000
[3,4]	Federal Home Loan Banks	0.515%	3/16/17	50,000	50,000
[3,4]	Federal Home Loan Banks	0.569%	3/21/17	100,000	100,000
[3,4]	Federal Home Loan Banks	0.574%	4/19/17	100,000	100,000
[3,4]	Federal Home Loan Banks	0.623%	10/19/17	250,000	250,000
[2,4]	Federal Home Loan Mortgage Corp.	0.461%	9/2/16	200,000	200,000
[2,4]	Federal Home Loan Mortgage Corp.	0.497%	9/16/16	100,000	99,998
[2,4]	Federal Home Loan Mortgage Corp.	0.513%	1/13/17	105,505	105,513
[2,4]	Federal Home Loan Mortgage Corp.	0.517%	4/20/17	34,130	34,122
[2,4]	Federal Home Loan Mortgage Corp.	0.564%	4/27/17	85,000	85,002
[2,4]	Federal Home Loan Mortgage Corp.	0.642%	7/21/17	100,000	99,991
[2,4]	Federal Home Loan Mortgage Corp.	0.548%	11/13/17	600,000	600,000
[2,4]	Federal Home Loan Mortgage Corp.	0.562%	1/5/18	285,000	285,000
[2,4]	Federal Home Loan Mortgage Corp.	0.631%	1/8/18	125,000	125,000
[2,4]	Federal Home Loan Mortgage Corp.	0.637%	1/12/18	25,000	25,000
[2,4]	Federal Home Loan Mortgage Corp.	0.577%	1/16/18	275,000	275,000
[2,4]	Federal Home Loan Mortgage Corp.	0.574%	1/29/18	500,000	500,000
[2,4]	Federal Home Loan Mortgage Corp.	0.505%	2/26/18	500,000	500,000
[2,4]	Federal National Mortgage Assn.	0.587%	10/21/16	100,000	100,009
[2,4]	Federal National Mortgage Assn.	0.535%	1/26/17	100,000	100,014
[2,4]	Federal National Mortgage Assn.	0.517%	8/16/17	300,000	299,942
[2,4]	Federal National Mortgage Assn.	0.508%	9/8/17	360,000	359,917
[2,4]	Federal National Mortgage Assn.	0.507%	10/5/17	260,000	259,908
[2,4]	Federal National Mortgage Assn.	0.594%	3/21/18	400,000	400,447
2	Freddie Mac Discount Notes	0.390%–0.420%	9/1/16	29,000	29,000
2	Freddie Mac Discount Notes	0.400%–0.496%	9/2/16	124,398	124,396
2	Freddie Mac Discount Notes	0.381%	9/6/16	150,000	149,992
2	Freddie Mac Discount Notes	0.421%	9/8/16	50,000	49,996
2	Freddie Mac Discount Notes	0.350%–0.516%	9/9/16	90,854	90,847
2	Freddie Mac Discount Notes	0.481%	9/15/16	21,500	21,496
2	Freddie Mac Discount Notes	0.390%	9/19/16	4,000	3,999
2	Freddie Mac Discount Notes	0.334%–0.355%	9/21/16	321,900	321,840

32

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
2 Freddie Mac Discount Notes	0.350%–0.451%	10/3/16	153,460	153,401
2 Freddie Mac Discount Notes	0.320%–0.401%	10/5/16	400,000	399,856
2 Freddie Mac Discount Notes	0.300%–0.350%	10/6/16	14,616	14,611
2 Freddie Mac Discount Notes	0.401%–0.451%	10/17/16	53,500	53,472
2 Freddie Mac Discount Notes	0.431%	10/19/16	988	987
2 Freddie Mac Discount Notes	0.441%	11/2/16	300,000	299,773
2 Freddie Mac Discount Notes	0.421%	11/3/16	5,500	5,496
2 Freddie Mac Discount Notes	0.391%	11/7/16	300,000	299,782
2 Freddie Mac Discount Notes	0.391%	11/8/16	150,000	149,889
2 Freddie Mac Discount Notes	0.371%	11/10/16	258	258
2 Freddie Mac Discount Notes	0.431%	11/17/16	169	169
2 Freddie Mac Discount Notes	0.562%	11/23/16	74,948	74,851
2 Freddie Mac Discount Notes	0.531%	12/1/16	25,000	24,967
2 Freddie Mac Discount Notes	0.476%–0.481%	12/2/16	110,301	110,166
2 Freddie Mac Discount Notes	0.470%	12/9/16	100,000	99,871
2 Freddie Mac Discount Notes	0.441%	12/16/16	31,564	31,523
2 Freddie Mac Discount Notes	0.466%	12/19/16	150,000	149,789
2 Freddie Mac Discount Notes	0.421%	12/28/16	50,342	50,273
2 Freddie Mac Discount Notes	0.471%	12/30/16	786	785
2 Freddie Mac Discount Notes	0.471%	1/3/17	2,500	2,496
2 Freddie Mac Discount Notes	0.401%	1/4/17	25,000	24,965
2 Freddie Mac Discount Notes	0.451%	1/18/17	49,300	49,214
2 Freddie Mac Discount Notes	0.552%	2/1/17	61	61
United States Treasury Bill	0.270%	9/8/16	767,000	766,960
United States Treasury Bill	0.305%–0.381%	11/10/16	1,750,000	1,748,926
United States Treasury Bill	0.300%–0.371%	11/17/16	800,000	799,442
United States Treasury Bill	0.310%	11/25/16	1,500,000	1,498,902
United States Treasury Bill	0.391%	1/12/17	500,000	499,280
United States Treasury Bill	0.422%	1/19/17	400,000	399,345
United States Treasury Bill	0.446%	2/16/17	1,500,000	1,496,885
United States Treasury Bill	0.481%	3/2/17	2,300,000	2,294,419
4 United States Treasury Floating Rate Note	0.388%	10/31/16	50,000	49,996
4 United States Treasury Floating Rate Note	0.419%	1/31/17	18,234	18,234
United States Treasury Note/Bond	0.875%	9/15/16	75,000	75,010
United States Treasury Note/Bond	1.000%	9/30/16	325,000	325,164
United States Treasury Note/Bond	0.625%	10/15/16	130,000	130,028
United States Treasury Note/Bond	3.125%	10/31/16	710,000	713,216
United States Treasury Note/Bond	2.750%	11/30/16	250,000	251,441
Total U.S. Government and Agency Obligations (Cost $29,601,952)				29,601,952
Repurchase Agreements (25.3%)
Bank of Montreal
(Dated 8/31/16, Repurchase Value
$500,004,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.750%,
2/15/45, U.S. Treasury Bill 0.000%,
2/2/17, U.S. Treasury Note/Bond 1.125%–
3.000%, 12/31/18–5/15/46; with a value
of $510,000,000)	0.300%	9/1/16	500,000	500,000
Bank of Montreal
(Dated 8/4/16, Repurchase Value
$129,068,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%,
7/15/24, U.S. Treasury Note/Bond 1.000%–
7.875%, 12/31/17–8/15/46; with a value
of $131,580,000)	0.310%	9/7/16	129,000	129,000

33

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Bank of Montreal
(Dated 8/3/16, Repurchase Value
$250,125,000, collateralized by U.S. Treasury
Note/Bond 1.125%–2.500%, 9/30/18–2/15/45;
with a value of $255,000,000)	0.310%	9/7/16	250,000	250,000
Bank of Nova Scotia
(Dated 8/31/16, Repurchase Value
$1,200,011,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–3.875%,
4/15/19–2/15/44, U.S. Treasury Bill 0.000%,
2/9/17, U.S. Treasury Note/Bond 0.750%–
8.875%, 9/30/16-11/15/45; with a value
of $1,224,000,000)	0.340%	9/1/16	1,200,000	1,200,000
Credit Suisse Securities (USA), LLC
(Dated 8/31/16, Repurchase Value
$600,005,000, collateralized by U.S. Treasury
Note/Bond 1.875%, 8/31/22–10/31/22;
with a value of $612,001,000)	0.320%	9/1/16	600,000	600,000
Federal Reserve Bank of New York
(Dated 8/31/16, Repurchase Value
$2,585,018,000, collateralized by U.S. Treasury
Note/Bond 1.750%–3.625%, 11/15/19–
8/15/43; with a value of $2,585,018,000)	0.250%	9/1/16	2,585,000	2,585,000
JPMorgan Securities LLC
(Dated 8/31/16, Repurchase Value
$750,007,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–3.625%,
1/15/17–2/15/46, U.S. Treasury Note/Bond
1.375%–2.500%, 9/30/20–8/15/23; with a
value of $765,005,000)	0.330%	9/1/16	750,000	750,000
RBC Capital Markets LLC
(Dated 8/31/16, Repurchase Value
$200,002,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.625%, 7/15/21,
U.S. Treasury Note/Bond 0.875%–2.000%,
9/15/16–8/15/25; with a value of $204,000,000)	0.300%	9/1/16	200,000	200,000
RBC Capital Markets LLC
(Dated 7/5/16, Repurchase Value $400,216,000,
collateralized by Federal Home Loan Mortgage
Corp. 2.500%–4.500%, 9/1/28–9/1/46, Federal
National Mortgage Assn. 2.500%–5.500%,
8/1/26–9/1/46; with a value of $412,000,000)	0.330%	9/2/16	400,000	400,000
RBC Capital Markets LLC
(Dated 7/11/16, Repurchase Value
$300,157,000, collateralized by Federal Home
Loan Mortgage Corp. 2.500%–4.500%, 10/1/25–
7/1/46, Federal National Mortgage Assn.
2.500%–7.000%, 8/1/18–9/1/46; with a value
of $309,000,000)	0.330%	9/6/16	300,000	300,000
RBC Capital Markets LLC
(Dated 7/18/16, Repurchase Value
$129,063,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%, 4/15/20–
1/15/22, U.S. Treasury Note/Bond 1.000%–
4.625%, 10/31/18–11/15/44; with a value
of $131,580,000)	0.310%	9/7/16	129,000	129,000

34

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
RBC Capital Markets LLC
(Dated 7/15/16, Repurchase Value
$230,117,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–2.375%,
1/15/17–4/15/18, U.S. Treasury Note/Bond
1.250%–8.000%, 11/15/18–2/15/44; with a
value of $234,600,000)	0.310%	9/7/16	230,000	230,000
RBC Capital Markets LLC
(Dated 7/14/16, Repurchase Value
$575,282,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–3.875%,
4/15/18–4/15/29, U.S. Treasury Bill 0.000%,
9/8/16–1/9/17, U.S. Treasury Note/Bond
0.500%–8.000%, 9/30/16–8/15/46; with a
value of $586,500,000)	0.310%	9/7/16	575,000	575,000
RBC Capital Markets LLC
(Dated 7/26/16, Repurchase Value
$431,215,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%–3.875%,
4/15/18–2/15/42, U.S. Treasury Bill 0.000%,
10/27/16–2/2/17, U.S. Treasury Note/Bond
0.500%–5.250%, 11/15/16–11/15/40; with a
value of $439,620,000)	0.320%	9/7/16	431,000	431,000
RBC Capital Markets LLC
(Dated 7/13/16, Repurchase Value of
$235,123,000, collateralized by Federal Home
Loan Mortgage Corp. 3.000%–4.500%,
5/1/44–9/1/46, Federal National Mortgage
Assn. 3.000%–4.500%, 12/1/26–7/1/46;
with a value of $242,050,000)	0.330%	9/7/16	235,000	235,000
RBC Capital Markets LLC
(Dated 7/12/16, Repurchase Value
$328,171,000, collateralized by Federal
National Mortgage Assn. 3.000%–4.000%,
3/1/29–9/1/46; with a value of $337,840,000)	0.330%	9/7/16	328,000	328,000
TD Securities (USA) LLC
(Dated 8/25/16, Repurchase Value
$200,012,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.750%–2.125%,
1/15/28–2/15/45, U.S. Treasury Note/Bond
0.500%–4.000%, 9/30/16–11/15/44; with a
value of $204,000,000)	0.320%	9/1/16	200,000	200,000
TD Securities (USA) LLC
(Dated 8/30/16, Repurchase Value
$400,024,000, collateralized by Federal
National Mortgage Assn. 7.000%, 6/1/35, U.S.
Treasury Bill 0.000%, 6/22/17, U.S. Treasury
Note/Bond 0.500%–6.250%, 1/31/17–5/15/46;
with a value of $408,003,000)	0.310%	9/6/16	400,000	400,000
TD Securities (USA) LLC
(Dated 8/31/16, Repurchase Value
$100,006,000, collateralized by U.S. Treasury
Note/Bond 1.125%–4.250%, 1/31/17–8/15/42;
with a value of $102,000,000)	0.320%	9/7/16	100,000	100,000

35

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 8/31/16, Repurchase Value $275,018,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.125%, 4/15/17, U.S. Treasury
Bill 0.000%, 9/22/16–6/22/17, U.S. Treasury
Note/Bond 0.375%–8.750%, 10/31/16–5/15/46;
with a value of $280,500,000)	0.340%	9/7/16	275,000	275,000
Total Repurchase Agreements (Cost $9,817,000)				9,817,000
Total Investments (101.6%) (Cost $39,418,952)				39,418,952

				Amount
				($000)
Other Assets and Liabilities (-1.6%)
Other Assets
Investment in Vanguard				2,133
Receivables for Accrued Income				15,352
Receivables for Capital Shares Issued				1,738,655
Other Assets				4,503
Total Other Assets				1,760,643
Liabilities
Payables for Investment Securities Purchased				(2,294,419)
Payables for Capital Shares Redeemed				(78,937)
Payables for Distributions				(176)
Payables to Vanguard				(2,069)
Total Liabilities				(2,375,601)
Net Assets (100%)
Applicable to 38,803,432,972 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				38,803,994
Net Asset Value Per Share				$1.00

At August 31, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				38,803,943
Overdistributed Net Investment Income				(5)
Accumulated Net Realized Gains				56
Net Assets				38,803,994

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

36

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest	41,054
Total Income	41,054
Expenses
The Vanguard Group—Note B
Investment Advisory Services	290
Management and Administrative	8,715
Marketing and Distribution	2,629
Custodian Fees	64
Auditing Fees	34
Shareholders’ Reports	48
Trustees’ Fees and Expenses	6
Total Expenses	11,786
Expense Reduction—Note B	—
Net Expenses	11,786
Net Investment Income	29,268
Realized Net Gain (Loss) on Investment Securities Sold	17
Net Increase (Decrease) in Net Assets Resulting from Operations	29,285

See accompanying Notes, which are an integral part of the Financial Statements.

37

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,268	317
Realized Net Gain (Loss)	17	14
Net Increase (Decrease) in Net Assets Resulting from Operations	29,285	331
Distributions
Net Investment Income	(29,273)	(317)
Realized Capital Gain	—	—
Total Distributions	(29,273)	(317)
Capital Share Transactions (at $1.00 per share)
Issued	44,011,167	972,690
Issued in Lieu of Cash Distributions	28,230	311
Redeemed	(8,560,165)	(756,637)
Net Increase (Decrease) from Capital Share Transactions	35,479,232	216,364
Total Increase (Decrease)	35,479,244	216,378
Net Assets
Beginning of Period	3,324,750	3,108,372
End of Period[1]	38,803,994	3,324,750
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Federal Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0022	.0001	.0001	.0001	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0022	.0001	.0001	.0001	.0001
Distributions
Dividends from Net Investment Income	(.0022)	(.0001)	(.0001)	(.0001)	(.0001)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—
Total Distributions	(.0022)	(.0001)	(.0001)	(.0001)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.23%	0.01%	0.02%	0.01%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,804	$3,325	$3,108	$3,522	$4,103
Ratio of Expenses to
Average Net Assets[3]	0.11%	0.10%	0.09%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.27%	0.01%	0.01%	0.01%	0.01%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2016, 0.11% for 2015, 0.11% for 2014, 0.14% for 2013, and 0.16% for 2012. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

40

Federal Money Market Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,133,000, representing 0.01% of the fund’s net assets and 0.85% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2016, Vanguard’s expenses were reduced by $385 (an effective annual rate of 0.00% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

41

Treasury Money Market Fund

Fund Profile
As of August 31, 2016

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.25%
Average Weighted
Maturity	51 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratio was 0.09%.

42

Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2006, Through August 31, 2016
Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended August 31, 2016

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Treasury Money Market Fund	0.17%	0.04%	0.89%	$54,643
iMoneyNet Money Fund Report’s
•••••••• 100% Treasury Funds Average	0.00	0.00	0.65	53,347
Citigroup Three-Month U.S. Treasury
Bill Index	0.18	0.06	0.87	54,653
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

43

Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2006, Through August 31, 2016

		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2007	5.01%	4.34%
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00
2016	0.17	0.00
7-day SEC yield (8/31/2016): 0.25%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Treasury Money Market Fund	12/14/1992	0.13%	0.04%	0.97%

44

Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (107.0%)
	United States Treasury Bill	0.150%–0.350%	9/1/16	1,090,983	1,090,983
	United States Treasury Bill	0.270%–0.285%	9/8/16	833,600	833,554
	United States Treasury Bill	0.267%–0.281%	9/15/16	780,141	780,059
	United States Treasury Bill	0.270%–0.276%	9/22/16	478,099	478,024
	United States Treasury Bill	0.255%–0.471%	9/29/16	938,000	937,751
	United States Treasury Bill	0.297%–0.310%	10/13/16	590,760	590,553
	United States Treasury Bill	0.315%–0.320%	10/20/16	374,420	374,258
	United States Treasury Bill	0.271%–0.321%	10/27/16	1,474,769	1,474,040
	United States Treasury Bill	0.275%–0.285%	11/3/16	1,382,136	1,381,447
	United States Treasury Bill	0.290%–0.381%	11/10/16	727,540	727,005
	United States Treasury Bill	0.300%	11/17/16	790,000	789,493
	United States Treasury Bill	0.310%	11/25/16	1,298,000	1,297,050
	United States Treasury Bill	0.447%	2/9/17	300,000	299,402
	United States Treasury Bill	0.446%	2/16/17	150,000	149,688
	United States Treasury Bill	0.481%	3/2/17	400,000	399,029
2	United States Treasury Floating Rate Note	0.388%	10/31/16	640,000	639,975
2	United States Treasury Floating Rate Note	0.419%	1/31/17	300,287	300,284
2	United States Treasury Floating Rate Note	0.412%	7/31/17	100,000	99,960
2	United States Treasury Floating Rate Note	0.503%	10/31/17	100,000	99,860
2	United States Treasury Floating Rate Note	0.607%	1/31/18	135,000	135,060
	United States Treasury Note/Bond	1.000%	10/31/16	60,000	60,064
	United States Treasury Note/Bond	3.125%	10/31/16	590,000	592,673
	United States Treasury Note/Bond	0.500%	11/30/16	171,000	171,062
Total U.S. Government and Agency Obligations (Cost $13,701,274)					13,701,274
Total Investments (107.0%) (Cost $13,701,274)					13,701,274

45

Treasury Money Market Fund

Amount
($000)
Other Assets and Liabilities (-7.0%)
Other Assets
Investment in Vanguard	902
Receivables for Accrued Income	7,083
Receivables for Capital Shares Issued	63,377
Other Assets	4,047
Total Other Assets	75,409
Liabilities
Payables for Investment Securities Purchased	(961,918)
Payables for Capital Shares Redeemed	(11,010)
Payables for Distributions	(60)
Payables to Vanguard	(608)
Total Liabilities	(973,596)
Net Assets (100%)
Applicable to 12,800,072,277 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,803,087
Net Asset Value Per Share	$1.00

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	12,803,112
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(25)
Net Assets	12,803,087

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

46

Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest	26,386
Total Income	26,386
Expenses
The Vanguard Group—Note B
Investment Advisory Services	263
Management and Administrative	6,783
Marketing and Distribution	1,696
Custodian Fees	97
Auditing Fees	30
Shareholders’ Reports	39
Trustees’ Fees and Expenses	6
Total Expenses	8,914
Expense Reduction—Note B	(199)
Net Expenses	8,715
Net Investment Income	17,671
Realized Net Gain (Loss) on Investment Securities Sold	(25)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,646

See accompanying Notes, which are an integral part of the Financial Statements.

47

Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,671	985
Realized Net Gain (Loss)	(25)	37
Net Increase (Decrease) in Net Assets Resulting from Operations	17,646	1,022
Distributions
Net Investment Income	(17,671)	(985)
Realized Capital Gain	—	—
Total Distributions	(17,671)	(985)
Capital Share Transactions (at $1.00 per share)
Issued	5,596,836	568,831
Issued in Lieu of Cash Distributions	17,175	960
Redeemed	(2,198,831)	(1,546,511)
Net Increase (Decrease) from Capital Share Transactions	3,415,180	(976,720)
Total Increase (Decrease)	3,415,155	(976,683)
Net Assets
Beginning of Period	9,387,932	10,364,615
End of Period[1]	12,803,087	9,387,932
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Treasury Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0017	.0001	.0001	.0002	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0017	.0001	.0001	.0002	.0001
Distributions
Dividends from Net Investment Income	(.0017)	(.0001)	(.0001)	(.0002)	(.0001)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—
Total Distributions	(.0017)	(.0001)	(.0001)	(.0002)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.17%	0.01%	0.01%	0.02%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,803	$9,388	$10,365	$11,660	$13,354
Ratio of Expenses to
Average Net Assets[3]	0.09%	0.04%	0.05%	0.08%	0.05%
Ratio of Net Investment Income to
Average Net Assets	0.18%	0.01%	0.01%	0.02%	0.01%

1 Distributions from realized capital gains were less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2016, 0.09% for 2015, 0.09% for 2014, 0.09%
for 2013, and 0.10% for 2012. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Treasury Money Market Fund

Notes to Financial Statements

Vanguard Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

50

Treasury Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $902,000, representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2016, Vanguard’s expenses were reduced by $199,000 (an effective annual rate of 0.00% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

51

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund (constituting separate portfolios of Vanguard Money Market Reserves) and Vanguard Treasury Money Market Fund (constituting a separate portfolio of Vanguard Admiral Funds) (hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

52

Special 2016 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 73.6% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Treasury Money Market Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,002.25	$0.81
Admiral Shares	1,000.00	1,002.55	0.50
Federal Money Market Fund	$1,000.00	$1,001.51	$0.55
Treasury Money Market Fund	$1,000.00	$1,001.28	$0.45
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.33	$0.81
Admiral Shares	1,000.00	1,024.63	0.51
Federal Money Market Fund	$1,000.00	$1,024.58	$0.56
Treasury Money Market Fund	$1,000.00	$1,024.68	$0.46

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund,
0.11%; and for the Treasury Money Market Fund, 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

55

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Prime Money Market Fund, Federal Money Market Fund, and Treasury Money Market Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

56

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

57

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

58

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and	Chairman Emeritus and Senior Advisor
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated	John J. Brennan
(communications equipment); Chairman of the	Chairman, 1996–2009
Board of Trustees of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris
Cotton Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102016

Annual Report | August 31, 2016

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
S&P Mid-Cap 400 Index Fund.	8
S&P Mid-Cap 400 Value Index Fund.	26
S&P Mid-Cap 400 Growth Index Fund.	44
Your Fund’s After-Tax Returns.	62
About Your Fund’s Expenses.	63
Trustees Approve Advisory Arrangements.	65
Glossary.	67

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Mid-capitalization value stocks generally outperformed their growth counterparts during the 12 months ended August 31, 2016. This broad market trend was mirrored in the performance of the Vanguard S&P Mid-Cap 400 Index Funds.

• Results ranged from about 11% for the Growth Index Fund to about 13% for the Value Index Fund. The S&P Mid-Cap 400 Index Fund, which includes both value and growth stocks, returned about 12%.

• All three funds closely tracked their target indexes and exceeded the average returns of their mid-cap fund peers.

• Financials, information technology, industrials, and materials were among the top contributing sectors for all three funds. Consumer discretionary and energy stocks produced negative returns in the funds; energy detracted from the performance of all three, and consumer discretionary detracted from the Index and Growth Index Funds. Health care also lost ground in the Value Index Fund.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares
Market Price	12.17%
Net Asset Value	12.19
Institutional Shares	12.26
S&P MidCap 400 Index	12.33
Mid-Cap Core Funds Average	6.84
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares
Market Price	13.15%
Net Asset Value	13.13
Institutional Shares	13.25
S&P MidCap 400 Value Index	13.31
Mid-Cap Value Funds Average	8.43
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P Mid-Cap 400 Growth Index Fund
ETF Shares
Market Price	11.11%
Net Asset Value	11.04
Institutional Shares	11.18
S&P MidCap 400 Growth Index	11.25
Mid-Cap Growth Funds Average	3.00
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2016
Average
Annual Return
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.51%
S&P MidCap 400 Index	14.66
Mid-Cap Core Funds Average	12.58
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Mid-Cap 400 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.06%
S&P MidCap 400 Value Index	14.29
Mid-Cap Value Funds Average	12.90
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Mid-Cap 400 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.78%
S&P MidCap 400 Growth Index	14.98
Mid-Cap Growth Funds Average	12.13
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.15%	0.08%	1.18%
S&P Mid-Cap 400 Value Index Fund	0.20	0.08	1.25
S&P Mid-Cap 400 Growth Index Fund	0.20	0.08	1.31

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the funds’ expense ratios were: for the S&P Mid-Cap 400 Index Fund,  0.15% for ETF Shares and
0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for
the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds;
and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

3

7

S&P Mid-Cap 400 Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOO	VSPMX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.46%	1.53%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund 400 Index		Index
Number of Stocks	401	400	3,817
Median Market Cap	$4.7B	$4.7B	$51.2B
Price/Earnings Ratio	25.7x	26.1x	23.5x
Price/Book Ratio	2.4x	2.5x	2.8x
Return on Equity	13.2%	13.2%	16.6%
Earnings Growth
Rate	10.6%	10.6%	7.5%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.86
Beta	1.00	1.00
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Mettler-Toledo	Life Sciences Tools &
International Inc.	Services	0.7%
IDEXX Laboratories Inc.	Health Care
	Equipment	0.7
Ingredion Inc.	Agricultural Products	0.6
WhiteWave Foods Co.	Packaged Foods &
	Meats	0.6
Duke Realty Corp.	Industrial REITs	0.6
ResMed Inc.	Health Care
	Equipment	0.6
Cooper Cos. Inc.	Health Care Supplies	0.6
CDK Global Inc.	Application Software	0.6
Synopsys Inc.	Application Software	0.6
Alexandria Real Estate
Equities Inc.	Office REITs	0.6
Top Ten		6.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

S&P Mid-Cap 400 Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund 400 Index		Index
Consumer Discretionary 11.8%		11.8%	12.9%
Consumer Staples	4.4	4.5	8.9
Energy	3.6	3.6	6.4
Financials	26.9	26.7	18.0
Health Care	9.0	9.1	14.1
Industrials	14.0	14.0	10.4
Information Technology 17.6		17.6	20.3
Materials	7.1	7.1	3.3
Telecommunication
Services	0.2	0.2	2.4
Utilities	5.4	5.4	3.3

9

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P Mid-Cap 400 Index Fund*ETF
	Shares Net Asset Value	12.19%	13.92%	14.51%	$22,490
	S&P Mid-Cap 400 Index Fund*ETF
	Shares Market Price	12.17	13.92	14.51	22,492
••••••••	S&P MidCap 400 Index	12.33	14.07	14.66	22,672
– – – –	Mid-Cap Core Funds Average	6.84	12.02	12.58	20,318
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	14.48	22,460
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/28/2011)	Investment
S&P Mid-Cap 400 Index Fund Institutional
Shares	12.26%	14.00%	10.89%	$8,764,267

S&P MidCap 400 Index	12.33	14.07	10.96	8,794,106
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	11.74	9,132,319

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

10

S&P Mid-Cap 400 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares Market
Price	12.17%	91.90%	124.92%
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset
Value	12.19	91.88	124.90
S&P MidCap 400 Index	12.33	93.11	126.72
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		1.17%	10.41%	14.05%
Net Asset Value		1.20	10.40	14.04
Institutional Shares	3/28/2011[1]	1.27	10.48	10.28

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

11

S&P Mid-Cap 400 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (11.8%)
	Domino’s Pizza Inc.	43,510	6,508
*	NVR Inc.	3,177	5,359
	Dick’s Sporting Goods Inc.	77,368	4,534
^	Polaris Industries Inc.	52,147	4,518
	Gentex Corp.	250,616	4,458
	Service Corp. International	168,097	4,444
*	Panera Bread Co. Class A	19,783	4,296
	Carter’s Inc.	44,053	4,198
*	Tempur Sealy International
	Inc.	52,864	4,146
*	Toll Brothers Inc.	132,390	4,116
	Dunkin’ Brands Group Inc.	79,516	3,892
	Williams-Sonoma Inc.	71,328	3,755
	Pool Corp.	36,504	3,682
	Brunswick Corp.	78,647	3,617
	Cinemark Holdings Inc.	91,740	3,546
*	Live Nation Entertainment
	Inc.	126,790	3,388
	Thor Industries Inc.	39,621	3,215
	Cracker Barrel Old Country
	Store Inc.	20,776	3,160
	CST Brands Inc.	65,684	3,140
*	AMC Networks Inc. Class A	53,102	2,886
	Tupperware Brands Corp.	43,830	2,872
	Jack in the Box Inc.	28,242	2,809
*	Skechers U.S.A. Inc.
	Class A	115,336	2,804
	American Eagle Outfitters
	Inc.	144,433	2,678
*	Buffalo Wild Wings Inc.	16,337	2,650
	Brinker International Inc.	48,353	2,597
^	GameStop Corp. Class A	90,211	2,561
*	JC Penney Co. Inc.	266,813	2,516
	John Wiley & Sons Inc.
	Class A	41,876	2,434
	Texas Roadhouse Inc.
	Class A	54,930	2,432
	CalAtlantic Group Inc.	64,721	2,362

*	Murphy USA Inc.	32,145	2,350
*	Helen of Troy Ltd.	24,091	2,176
*	Vista Outdoor Inc.	52,714	2,099
*	Kate Spade & Co.	111,081	2,073
*	Cabela’s Inc.	42,071	2,061
	Cable One Inc.	3,784	2,048
	Cheesecake Factory Inc.	38,734	1,991
	Big Lots Inc.	38,514	1,899
	Wendy’s Co.	185,090	1,886
	Dana Inc.	128,372	1,851
	Graham Holdings Co.
	Class B	3,715	1,822
*	Deckers Outdoor Corp.	27,797	1,817
	Meredith Corp.	32,660	1,732
*	TRI Pointe Group Inc.	126,599	1,717
	Sotheby’s	42,595	1,689
	Office Depot Inc.	429,824	1,582
	Churchill Downs Inc.	10,441	1,560
	Chico’s FAS Inc.	115,142	1,460
	New York Times Co.
	Class A	107,044	1,385
	Aaron’s Inc.	56,216	1,369
	Time Inc.	88,372	1,246
*	Ascena Retail Group Inc.	148,325	1,207
	HSN Inc.	27,698	1,157
	KB Home	72,558	1,139
	DeVry Education Group Inc.	49,044	1,130
*	Restoration Hardware
	Holdings Inc.	32,796	1,106
	Abercrombie & Fitch Co.	58,690	1,041
*	Fossil Group Inc.	35,036	1,001
	Guess? Inc.	53,802	895
	International Speedway
	Corp. Class A	22,254	741
			156,803
Consumer Staples (4.4%)
	Ingredion Inc.	62,456	8,554
*	WhiteWave Foods Co.
	Class A	153,489	8,508
*	Post Holdings Inc.	55,797	4,731
*	TreeHouse Foods Inc.	48,966	4,639

12

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Casey’s General Stores Inc.	33,883	4,449
*	Edgewell Personal Care Co.	51,508	4,121
*	Hain Celestial Group Inc.	89,772	3,299
*	Sprouts Farmers Market
	Inc.	122,968	2,770
	Energizer Holdings Inc.	53,660	2,652
	Snyder’s-Lance Inc.	69,037	2,440
	Flowers Foods Inc.	157,975	2,355
	Lancaster Colony Corp.	16,888	2,272
	Avon Products Inc.	378,579	2,158
*	United Natural Foods Inc.	43,684	1,992
*	Boston Beer Co. Inc.
	Class A	8,106	1,481
	Dean Foods Co.	79,680	1,371
^	Tootsie Roll Industries Inc.	15,076	574
*	SUPERVALU Inc.	1,824	10
			58,376
Energy (3.6%)
	Energen Corp.	84,227	4,843
	HollyFrontier Corp.	152,546	3,948
	QEP Resources Inc.	205,430	3,924
	CONSOL Energy Inc.	199,033	3,630
*	Gulfport Energy Corp.	108,771	3,111
*	WPX Energy Inc.	253,999	3,048
	SM Energy Co.	72,965	2,764
	World Fuel Services Corp.	61,470	2,740
	Patterson-UTI Energy Inc.	127,896	2,493
	Nabors Industries Ltd.	244,665	2,432
	Oceaneering International
	Inc.	85,105	2,257
	Superior Energy Services
	Inc.	131,413	2,212
	Ensco plc Class A	261,523	1,985
*	Dril-Quip Inc.	32,947	1,831
	Western Refining Inc.	69,662	1,753
*	Oil States International Inc.	44,592	1,383
	Rowan Cos. plc Class A	108,931	1,357
	Noble Corp. plc	211,188	1,216
*	Denbury Resources Inc.	345,940	1,065
			47,992
Financials (26.9%)
	Duke Realty Corp.	300,129	8,440
	Alexandria Real Estate
	Equities Inc.	67,650	7,448
*	Alleghany Corp.	13,399	7,185
	Regency Centers Corp.	89,026	7,170
	Everest Re Group Ltd.	36,736	7,104
	MSCI Inc. Class A	75,352	6,791
	Camden Property Trust	75,479	6,625
	New York Community
	Bancorp Inc.	422,541	6,385
	Raymond James Financial
	Inc.	109,286	6,357
	FactSet Research
	Systems Inc.	35,467	6,314

	National Retail Properties
	Inc.	124,956	6,260
	Mid-America Apartment
	Communities Inc.	65,516	6,158
	Reinsurance Group of
	America Inc. Class A	55,587	5,966
	Kilroy Realty Corp.	79,976	5,809
*	Signature Bank	46,577	5,683
	American Campus
	Communities Inc.	113,174	5,671
	MarketAxess Holdings Inc.	32,594	5,493
	SEI Investments Co.	118,066	5,443
	Liberty Property Trust	127,221	5,245
	Omega Healthcare
	Investors Inc.	143,672	5,201
	WR Berkley Corp.	85,099	5,052
*	SVB Financial Group	44,950	4,992
	CBOE Holdings Inc.	70,627	4,851
	East West Bancorp Inc.	125,032	4,644
	American Financial Group
	Inc.	61,692	4,636
	Senior Housing Properties
	Trust	206,051	4,603
	Douglas Emmett Inc.	121,834	4,576
	Jones Lang LaSalle Inc.	39,144	4,570
	Highwoods Properties Inc.	84,519	4,483
	RenaissanceRe Holdings
	Ltd.	37,394	4,476
	Lamar Advertising Co.
	Class A	71,530	4,458
	EPR Properties	55,184	4,322
	PacWest Bancorp	99,323	4,302
	Hospitality Properties Trust	141,040	4,300
	Weingarten Realty
	Investors	100,169	4,132
	First American Financial
	Corp.	95,079	4,097
	Old Republic International
	Corp.	211,571	4,069
	Taubman Centers Inc.	52,364	4,067
	Eaton Vance Corp.	98,423	3,940
	Brown & Brown Inc.	100,850	3,779
	DCT Industrial Trust Inc.	76,834	3,743
	Communications Sales &
	Leasing Inc.	118,413	3,694
	Commerce Bancshares Inc.	72,054	3,652
*	Life Storage Inc.	40,219	3,620
	Synovus Financial Corp.	108,904	3,603
	Endurance Specialty
	Holdings Ltd.	53,779	3,541
	Cullen/Frost Bankers Inc.	47,341	3,451
	Healthcare Realty Trust Inc.	97,897	3,432
	Tanger Factory Outlet
	Centers Inc.	82,473	3,352
	PrivateBancorp Inc.	68,892	3,166

13

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Medical Properties Trust
	Inc.	206,418	3,152
	Prosperity Bancshares Inc.	56,749	3,148
	Umpqua Holdings Corp.	191,322	3,141
	First Horizon National Corp.	201,804	3,104
	Bank of the Ozarks Inc.	78,826	3,088
	Post Properties Inc.	46,418	3,077
	Webster Financial Corp.	79,542	3,073
	Rayonier Inc.	106,334	2,927
	First Industrial Realty Trust
	Inc.	101,406	2,917
	Hanover Insurance Group
	Inc.	37,278	2,915
	Education Realty Trust Inc.	63,391	2,872
	Chemical Financial Corp.	60,066	2,777
	LaSalle Hotel Properties	98,116	2,753
	Bank of Hawaii Corp.	37,354	2,691
	Federated Investors Inc.
	Class B	82,116	2,652
	Associated Banc-Corp	130,301	2,585
	CNO Financial Group Inc.	155,442	2,526
*	SLM Corp.	337,055	2,499
	Equity One Inc.	78,924	2,450
	Aspen Insurance Holdings
	Ltd.	52,698	2,422
	Corporate Office Properties
	Trust	82,152	2,343
^	Primerica Inc.	40,835	2,325
	MB Financial Inc.	58,944	2,309
	Urban Edge Properties	80,219	2,299
*	Stifel Financial Corp.	57,694	2,270
	FNB Corp.	181,061	2,261
*	Washington Prime Group
	Inc.	160,840	2,210
	Hancock Holding Co.	67,279	2,195
	Care Capital Properties Inc.	72,859	2,185
	Fulton Financial Corp.	150,564	2,177
	TCF Financial Corp.	148,469	2,175
	Mack-Cali Realty Corp.	77,803	2,160
	Washington Federal Inc.	79,044	2,095
*	Genworth Financial Inc.
	Class A	432,711	2,047
	Cathay General Bancorp	63,648	2,000
	Janus Capital Group Inc.	126,608	1,883
	Valley National Bancorp	194,318	1,875
	BancorpSouth Inc.	73,780	1,837
	Mercury General Corp.	31,662	1,719
	Trustmark Corp.	58,699	1,665
	Corrections Corp. of
	America	101,977	1,624
	Alexander & Baldwin Inc.	39,969	1,604
	Kemper Corp.	41,733	1,563
	International Bancshares
	Corp.	48,095	1,426
	Potlatch Corp.	35,329	1,338

	Waddell & Reed Financial
	Inc. Class A	70,758	1,316
^	WisdomTree Investments
	Inc.	95,785	1,006
			359,027
Health Care (9.0%)
*	Mettler-Toledo International
	Inc.	23,216	9,358
*	IDEXX Laboratories Inc.	77,676	8,753
	ResMed Inc.	121,815	8,124
	Cooper Cos. Inc.	42,031	7,814
	Teleflex Inc.	37,825	6,925
*	Align Technology Inc.	63,306	5,881
*	MEDNAX Inc.	80,715	5,309
	STERIS plc	74,620	5,274
	West Pharmaceutical
	Services Inc.	63,403	5,188
*	VCA Inc.	70,128	4,966
*	United Therapeutics Corp.	38,720	4,735
*	WellCare Health Plans Inc.	38,397	4,327
*	ABIOMED Inc.	34,119	4,024
*	Charles River Laboratories
	International Inc.	40,940	3,407
	Bio-Techne Corp.	32,294	3,402
*	PAREXEL International Corp.	45,897	3,122
*	Amsurg Corp.	46,920	3,046
	Hill-Rom Holdings Inc.	49,367	2,928
*	Bio-Rad Laboratories Inc.
	Class A	18,115	2,696
*	Catalent Inc.	93,047	2,348
*	LivaNova plc	37,050	2,224
*	Prestige Brands Holdings
	Inc.	45,795	2,204
*	LifePoint Health Inc.	37,687	2,133
*	Allscripts Healthcare
	Solutions Inc.	162,372	2,096
*	Akorn Inc.	76,567	2,061
*	Tenet Healthcare Corp.	86,196	2,060
*	Molina Healthcare Inc.	35,854	1,929
	Owens & Minor Inc.	54,510	1,873
*	Halyard Health Inc.	40,518	1,477
*	Community Health
	Systems Inc.	95,392	1,019
			120,703
Industrials (14.0%)
	Huntington Ingalls
	Industries Inc.	40,798	6,739
	AO Smith Corp.	64,578	6,230
	IDEX Corp.	65,851	6,153
	Wabtec Corp.	78,180	5,989
	Carlisle Cos. Inc.	55,693	5,840
	Lennox International Inc.	33,675	5,424
	Hubbell Inc. Class B	45,122	4,887
	Toro Co.	47,751	4,639
	Nordson Corp.	46,531	4,594

14

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	B/E Aerospace Inc.	88,681	4,483
*	JetBlue Airways Corp.	279,528	4,458
	ManpowerGroup Inc.	62,036	4,433
*	Copart Inc.	86,368	4,407
*	Old Dominion Freight
	Line Inc.	59,366	4,223
*	AECOM	133,073	4,103
	Donaldson Co. Inc.	107,278	4,028
	Orbital ATK Inc.	50,815	3,833
	Graco Inc.	48,260	3,555
	Curtiss-Wright Corp.	38,630	3,473
	Lincoln Electric Holdings Inc.	54,338	3,454
	Oshkosh Corp.	63,665	3,433
*	Genesee & Wyoming Inc.
	Class A	49,597	3,372
	Watsco Inc.	22,380	3,309
*	Teledyne Technologies Inc.	29,935	3,207
	Trinity Industries Inc.	130,867	3,196
	RR Donnelley & Sons Co.	181,719	3,107
	EMCOR Group Inc.	52,676	3,016
	Woodward Inc.	47,722	2,993
	AGCO Corp.	61,553	2,988
	Deluxe Corp.	42,450	2,894
	ITT Inc.	78,194	2,829
^	MSC Industrial Direct Co.
	Inc. Class A	38,342	2,801
	Crane Co.	43,008	2,766
	CLARCOR Inc.	42,090	2,756
	EnerSys	37,375	2,630
	Valmont Industries Inc.	19,689	2,569
	Landstar System Inc.	36,736	2,543
*	Kirby Corp.	46,744	2,435
	Regal Beloit Corp.	38,822	2,381
	Rollins Inc.	81,617	2,326
	Joy Global Inc.	85,179	2,324
	Terex Corp.	94,781	2,301
*	Dycom Industries Inc.	27,206	2,207
*	Clean Harbors Inc.	45,458	2,173
	HNI Corp.	38,515	2,151
	Timken Co.	59,823	2,026
*	Esterline Technologies
	Corp.	25,476	1,960
	Kennametal Inc.	69,173	1,934
*	NOW Inc.	93,243	1,925
	Herman Miller Inc.	51,953	1,874
	KBR Inc.	123,631	1,815
*	KLX Inc.	45,759	1,709
	CEB Inc.	27,956	1,683
	Granite Construction Inc.	34,352	1,649
	MSA Safety Inc.	27,637	1,610
*	FTI Consulting Inc.	35,981	1,594
	GATX Corp.	35,505	1,557
	Triumph Group Inc.	42,997	1,370
	Werner Enterprises Inc.	37,785	872
			187,230

Information Technology (17.6%)
	CDK Global Inc.	134,768	7,814
*	Synopsys Inc.	131,723	7,810
*	ANSYS Inc.	76,381	7,263
	Broadridge Financial
	Solutions Inc.	102,563	7,108
*	Cadence Design Systems
	Inc.	261,031	6,641
*	Gartner Inc.	71,580	6,514
	Jack Henry & Associates
	Inc.	68,439	5,973
*	Trimble Navigation Ltd.	217,835	5,969
	Computer Sciences Corp.	120,321	5,660
*	Ultimate Software Group
	Inc.	25,061	5,236
*	Arrow Electronics Inc.	79,505	5,234
	Leidos Holdings Inc.	123,337	4,996
	Avnet Inc.	111,512	4,648
*	Tyler Technologies Inc.	28,207	4,624
*	Fortinet Inc.	126,615	4,576
	Ingram Micro Inc.	128,733	4,500
*	Keysight Technologies Inc.	147,702	4,495
*	ARRIS International plc	151,615	4,256
*	PTC Inc.	99,460	4,244
*	Advanced Micro Devices
	Inc.	557,714	4,127
*	Microsemi Corp.	98,143	3,922
*	Manhattan Associates Inc.	62,597	3,788
	FEI Co.	35,455	3,775
	Teradyne Inc.	176,307	3,713
	Cognex Corp.	73,803	3,672
*	NCR Corp.	107,515	3,639
	Brocade Communications
	Systems Inc.	404,983	3,637
	Jabil Circuit Inc.	165,903	3,515
	Fair Isaac Corp.	27,060	3,462
*	WEX Inc.	33,364	3,313
	MAXIMUS Inc.	56,313	3,312
	DST Systems Inc.	27,073	3,290
	Cypress Semiconductor
	Corp.	270,544	3,228
*	Zebra Technologies Corp.	45,336	3,172
*	CoreLogic Inc.	77,112	3,163
*	ViaSat Inc.	39,075	2,932
*	Rackspace Hosting Inc.	92,759	2,917
*	IPG Photonics Corp.	31,785	2,765
	j2 Global Inc.	40,143	2,737
	Belden Inc.	36,511	2,723
	SYNNEX Corp.	25,155	2,671
	Convergys Corp.	83,739	2,498
	National Instruments Corp.	87,521	2,445
*	NetScout Systems Inc.	81,373	2,407
*	Ciena Corp.	112,215	2,407
*	Integrated Device
	Technology Inc.	115,980	2,330
	Intersil Corp. Class A	117,158	2,313

15

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Science Applications
	International Corp.	35,712	2,279
*	Tech Data Corp.	30,544	2,268
	InterDigital Inc.	30,007	2,143
	Mentor Graphics Corp.	87,289	2,096
*	Cree Inc.	87,167	2,093
*	Fairchild Semiconductor
	International Inc. Class A	98,587	1,962
	Lexmark International Inc.
	Class A	54,378	1,947
*	ACI Worldwide Inc.	101,228	1,933
*	Silicon Laboratories Inc.	33,707	1,931
*	VeriFone Systems Inc.	95,657	1,900
*	CommVault Systems Inc.	35,703	1,840
	Diebold Inc.	65,170	1,829
*	Synaptics Inc.	31,981	1,822
*	Acxiom Corp.	67,298	1,749
*	WebMD Health Corp.	33,584	1,732
	Vishay Intertechnology Inc.	117,689	1,666
	Plantronics Inc.	28,928	1,465
*	Polycom Inc.	117,748	1,465
*,^	3D Systems Corp.	92,416	1,340
*	comScore Inc.	40,850	1,260
*	NeuStar Inc. Class A	45,983	1,168
*	Knowles Corp.	74,917	1,041
			234,363
Materials (7.1%)
	Valspar Corp.	63,269	6,669
	Packaging Corp. of America	81,655	6,421
	Ashland Inc.	53,848	6,305
	RPM International Inc.	115,258	6,285
	Steel Dynamics Inc.	211,330	5,203
	Reliance Steel &
	Aluminum Co.	62,760	4,524
	Sonoco Products Co.	87,424	4,506
	Bemis Co. Inc.	82,164	4,322
	AptarGroup Inc.	54,798	4,273
	Royal Gold Inc.	56,655	4,154
	NewMarket Corp.	8,636	3,748
	Eagle Materials Inc.	41,898	3,367
	Scotts Miracle-Gro Co.
	Class A	39,318	3,256
	Olin Corp.	143,320	3,101
	Sensient Technologies Corp.	38,903	2,849
	United States Steel Corp.	143,472	2,789
	Cabot Corp.	54,152	2,700
	PolyOne Corp.	72,938	2,514
*	Louisiana-Pacific Corp.	124,761	2,430
	Compass Minerals
	International Inc.	29,320	2,185
	Minerals Technologies Inc.	30,230	2,133
	Domtar Corp.	54,320	2,027
	Silgan Holdings Inc.	35,175	1,693
	Worthington Industries Inc.	39,032	1,674
^	Allegheny Technologies Inc.	94,521	1,613
	Commercial Metals Co.	99,444	1,543

Carpenter Technology Corp.	40,448	1,467
Greif Inc. Class A	22,390	955
		94,706
Telecommunication Services (0.2%)
Telephone & Data Systems
Inc.	82,191	2,291

Utilities (5.4%)
UGI Corp.	149,821	6,814
Westar Energy Inc.
Class A	122,926	6,754
Atmos Energy Corp.	88,701	6,537
OGE Energy Corp.	173,270	5,394
Aqua America Inc.	153,810	4,677
National Fuel Gas Co.	73,699	4,205
MDU Resources Group Inc.	169,466	3,994
Questar Corp.	152,196	3,807
Great Plains Energy Inc.	134,030	3,640
Vectren Corp.	71,854	3,514
IDACORP Inc.	43,752	3,328
Southwest Gas Corp.	41,201	2,877
Hawaiian Electric
Industries Inc.	93,629	2,810
ONE Gas Inc.	45,271	2,772
WGL Holdings Inc.	43,683	2,745
Black Hills Corp.	44,773	2,620
New Jersey Resources
Corp.	74,684	2,512
PNM Resources Inc.	69,136	2,198
* Talen Energy Corp.	53,975	746
		71,944
Total Common Stocks
(Cost $1,261,976)		1,333,435
Temporary Cash Investments (0.3%)
Money Market Fund (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 0.612%	29,662	2,966

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[3,4] Federal Home Loan Bank
Discount Notes,
0.370%, 10/7/16	1,000	1,000
[3,4] Federal Home Loan Bank
Discount Notes,
0.379%, 10/21/16	100	100
		1,100
Total Temporary Cash Investments
(Cost $4,066)		4,066
Total Investments (100.3%)
(Cost $1,266,042)		1,337,501

16

S&P Mid-Cap 400 Index Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	98
Receivables for Investment Securities Sold 1,254
Receivables for Accrued Income	1,416
Receivables for Capital Shares Issued	67
Total Other Assets	2,835
Liabilities
Payables for Investment Securities
Purchased	(2,814)
Collateral for Securities on Loan	(2,962)
Payables for Capital Shares Redeemed	(247)
Payables to Vanguard	(300)
Other Liabilities	(889)
Total Liabilities	(7,212)
Net Assets (100%)	1,333,124

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,274,159
Undistributed Net Investment Income	4,807
Accumulated Net Realized Losses	(17,301)
Unrealized Appreciation (Depreciation)	71,459
Net Assets	1,333,124

ETF Shares—Net Assets
Applicable to 4,600,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	485,327
Net Asset Value Per Share—
ETF Shares	$105.51

Institutional Shares—Net Assets
Applicable to 4,029,428 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	847,797
Net Asset Value Per Share—
Institutional Shares	$210.40

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,790,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $2,962,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for recently closed futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P Mid-Cap 400 Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	19,092
Interest[1]	24
Securities Lending—Net	120
Total Income	19,236
Expenses
The Vanguard Group—Note B
Investment Advisory Services	197
Management and Administrative—ETF Shares	417
Management and Administrative—Institutional Shares	362
Marketing and Distribution—ETF Shares	31
Marketing and Distribution—Institutional Shares	20
Custodian Fees	85
Auditing Fees	32
Shareholders’ Reports—ETF Shares	19
Shareholders’ Reports—Institutional Shares	7
Trustees’ Fees and Expenses	1
Total Expenses	1,171
Net Investment Income	18,065
Realized Net Gain (Loss)
Investment Securities Sold[1]	90,669
Futures Contracts	754
Realized Net Gain (Loss)	91,423
Change in Unrealized Appreciation (Depreciation)
Investment Securities	34,801
Futures Contracts	72
Change in Unrealized Appreciation (Depreciation)	34,873
Net Increase (Decrease) in Net Assets Resulting from Operations	144,361
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $22,000 and ($3,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,065	14,231
Realized Net Gain (Loss)	91,423	82,614
Change in Unrealized Appreciation (Depreciation)	34,873	(103,530)
Net Increase (Decrease) in Net Assets Resulting from Operations	144,361	(6,685)
Distributions
Net Investment Income
ETF Shares	(7,195)	(4,471)
Institutional Shares	(15,380)	(7,100)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(22,575)	(11,571)
Capital Share Transactions
ETF Shares	64,169	38,682
Institutional Shares	103,734	155,270
Net Increase (Decrease) from Capital Share Transactions	167,903	193,952
Total Increase (Decrease)	289,689	175,696
Net Assets
Beginning of Period	1,043,435	867,739
End of Period[1]	1,333,124	1,043,435
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,807,000 and $9,301,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$95.87	$97.19	$79.72	$65.20	$58.37
Investment Operations
Net Investment Income	1.393	1.330	1.016	1.133[1]	.648
Net Realized and Unrealized Gain (Loss)
on Investments	10.091	(1.425)	17.285	14.112	6.657
Total from Investment Operations	11.484	(.095)	18.301	15.245	7.305
Distributions
Dividends from Net Investment Income	(1.844)	(1.225)	(.831)	(.725)	(.475)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.844)	(1.225)	(.831)	(.725)	(.475)
Net Asset Value, End of Period	$105.51	$95.87	$97.19	$79.72	$65.20

Total Return	12.19%	-0.12%	23.06%	23.57%	12.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$485	$379	$345	$191	$72
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.56%	1.45%	1.28%	1.50%	1.35%
Portfolio Turnover Rate [2]	11%	12%	14%	10%	13%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$191.51	$194.13	$159.20	$130.17	$116.52
Investment Operations
Net Investment Income	3.171	2.794	2.135	2.355[1]	1.372
Net Realized and Unrealized Gain (Loss)
on Investments	19.869	(2.844)	34.537	28.174	13.297
Total from Investment Operations	23.040	(.050)	36.672	30.529	14.669
Distributions
Dividends from Net Investment Income	(4.150)	(2.570)	(1.742)	(1.499)	(1.019)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.150)	(2.570)	(1.742)	(1.499)	(1.019)
Net Asset Value, End of Period	$210.40	$191.51	$194.13	$159.20	$130.17

Total Return	12.26%	-0.04%	23.16%	23.65%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$848	$665	$523	$216	$91
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.52%	1.35%	1.57%	1.42%
Portfolio Turnover Rate[2]	11%	12%	14%	10%	13%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2016.

22

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

23

S&P Mid-Cap 400 Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $98,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,333,435	—	—
Temporary Cash Investments	2,966	1,100	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	1,336,396	1,100	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $96,326,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

24

S&P Mid-Cap 400 Index Fund

For tax purposes, at August 31, 2016, the fund had $5,033,000 of ordinary income available for distribution. The fund had available capital losses totaling $17,301,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $1,266,042,000. Net unrealized appreciation of investment securities for tax purposes was $71,459,000, consisting of unrealized gains of $155,178,000 on securities that had risen in value since their purchase and $83,719,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $634,911,000 of investment securities and sold $464,860,000 of investment securities, other than temporary cash investments. Purchases and sales include $233,034,000 and $340,313,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	427,039	4,300	367,265	3,675
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(362,870)	(3,650)	(328,583)	(3,275)
Net Increase (Decrease)—ETF Shares	64,169	650	38,682	400
Institutional Shares
Issued	306,256	1,555	233,449	1,167
Issued in Lieu of Cash Distributions	12,604	66	5,218	27
Redeemed	(215,126)	(1,063)	(83,397)	(415)
Net Increase (Decrease) —Institutional Shares	103,734	558	155,270	779

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

25

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOV	VMFVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.74%	1.84%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Number of Stocks	308	307	3,817
Median Market Cap	$4.1B	$4.1B	$51.2B
Price/Earnings Ratio	24.2x	25.0x	23.5x
Price/Book Ratio	1.8x	1.9x	2.8x
Return on Equity	10.5%	10.5%	16.6%
Earnings Growth
Rate	4.9%	4.9%	7.5%
Dividend Yield	1.9%	1.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term
Reserves	0.1%	—	—

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.82
Beta	1.00	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alleghany Corp.	Reinsurance	1.0%
Everest Re Group Ltd.	Reinsurance	1.0
UGI Corp.	Gas Utilities	1.0
Westar Energy Inc.	Electric Utilities	1.0
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	0.9
Reinsurance Group of
America Inc.	Reinsurance	0.9
Carlisle Cos. Inc.	Industrial
	Conglomerates	0.8
Computer Sciences	IT Consulting &
Corp.	Other Services	0.8
OGE Energy Corp.	Electric Utilities	0.8
Liberty Property Trust	Diversified REITs	0.8
Top Ten		9.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

26

S&P Mid-Cap 400 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Consumer Discretionary 10.7%		10.7%	12.9%
Consumer Staples	3.2	3.3	8.9
Energy	6.9	6.9	6.4
Financials	26.2	26.1	18.0
Health Care	3.7	3.7	14.1
Industrials	17.7	17.7	10.4
Information Technology 13.9		13.9	20.3
Materials	8.6	8.6	3.3
Telecommunication
Services	0.3	0.3	2.4
Utilities	8.8	8.8	3.3

27

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P Mid-Cap 400 Value Index
	Fund*ETF Shares Net Asset Value	13.13%	14.39%	14.06%	$21,970
	S&P Mid-Cap 400 Value Index
	Fund*ETF Shares Market Price	13.15	14.48	14.06	21,971
••••••••	S&P MidCap 400 Value Index	13.31	14.61	14.29	22,228
– – – –	Mid-Cap Value Funds Average	8.43	13.04	12.90	20,664
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	14.48	22,460
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/2/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	13.25%	14.53%	12.75%	$10,063,615

S&P MidCap 400 Value Index	13.31	14.61	12.84	10,107,628
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	13.00	10,191,491
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

28

S&P Mid-Cap 400 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Market Price	13.15%	96.66%	119.71%
S&P Mid-Cap 400 Value Index Fund ETF Shares Net
Asset Value	13.13	95.85	119.70
S&P MidCap 400 Value Index	13.31	97.76	122.28
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		1.11%	10.74%	13.65%
Net Asset Value		1.10	10.75	13.65
Institutional Shares	11/2/2010	1.21	10.88	12.28

29

S&P Mid-Cap 400 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (10.7%)
	Dick’s Sporting Goods Inc.	67,193	3,937
	CST Brands Inc.	57,037	2,727
	Tupperware Brands Corp.	38,054	2,494
	American Eagle Outfitters
	Inc.	125,408	2,325
^	GameStop Corp. Class A	78,332	2,224
*	JC Penney Co. Inc.	231,678	2,185
	John Wiley & Sons Inc.
	Class A	36,355	2,113
*	Murphy USA Inc.	27,907	2,041
*	Cabela’s Inc.	36,526	1,789
^	Polaris Industries Inc.	20,378	1,766
*	Live Nation Entertainment
	Inc.	64,959	1,736
	Cinemark Holdings Inc.	43,817	1,694
	Brunswick Corp.	36,198	1,665
	Big Lots Inc.	33,437	1,649
	Williams-Sonoma Inc.	30,973	1,630
	Dana Inc.	111,440	1,607
^	Cracker Barrel Old Country
	Store Inc.	10,464	1,592
	Graham Holdings Co.
	Class B	3,229	1,583
*	Deckers Outdoor Corp.	24,130	1,577
	Meredith Corp.	28,350	1,504
	Gentex Corp.	82,707	1,471
	Sotheby’s	36,976	1,466
	Thor Industries Inc.	17,550	1,424
	Office Depot Inc.	373,083	1,373
	Chico’s FAS Inc.	99,929	1,267
	Brinker International Inc.	23,507	1,263
	New York Times Co.
	Class A	92,900	1,202
	Aaron’s Inc.	48,788	1,188
*	Kate Spade & Co.	62,686	1,170
	Time Inc.	76,825	1,083
*	Ascena Retail Group Inc.	128,724	1,048
	HSN Inc.	24,079	1,006

	KB Home	62,963	989
	DeVry Education Group Inc.	42,633	982
	Jack in the Box Inc.	9,807	975
	CalAtlantic Group Inc.	26,412	964
	Cheesecake Factory Inc.	17,822	916
	Abercrombie & Fitch Co.	50,931	904
*	Fossil Group Inc.	31,179	890
	Guess? Inc.	48,283	803
	Cable One Inc.	1,317	713
*	TRI Pointe Group Inc.	50,553	685
	International Speedway
	Corp. Class A	20,051	667
	Texas Roadhouse Inc.
	Class A	12,437	551
			64,838
Consumer Staples (3.2%)
	Ingredion Inc.	30,377	4,160
*	Edgewell Personal Care Co.	28,628	2,291
*	TreeHouse Foods Inc.	22,115	2,095
	Casey’s General Stores Inc.	13,537	1,778
*	United Natural Foods Inc.	37,928	1,730
	Avon Products Inc.	236,643	1,349
	Energizer Holdings Inc.	26,556	1,312
*	Hain Celestial Group Inc.	34,301	1,261
	Dean Foods Co.	69,151	1,190
	Snyder’s-Lance Inc.	25,170	889
	Lancaster Colony Corp.	5,278	710
*	Boston Beer Co. Inc.
	Class A	2,109	385
^	Tootsie Roll Industries Inc.	5,945	226
*	SUPERVALU Inc.	394	2
			19,378
Energy (6.9%)
	Energen Corp.	73,145	4,206
	HollyFrontier Corp.	132,479	3,429
	QEP Resources Inc.	178,404	3,407
	CONSOL Energy Inc.	172,842	3,153
*	Gulfport Energy Corp.	94,454	2,701
*	WPX Energy Inc.	220,558	2,647
	SM Energy Co.	63,356	2,400

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	World Fuel Services Corp.	53,375	2,379
	Patterson-UTI Energy Inc.	111,051	2,164
	Nabors Industries Ltd.	212,436	2,112
	Oceaneering International
	Inc.	73,896	1,960
	Superior Energy Services
	Inc.	114,098	1,920
	Ensco plc Class A	227,054	1,723
*	Dril-Quip Inc.	28,603	1,589
	Western Refining Inc.	60,463	1,521
*	Oil States International Inc.	38,702	1,201
	Rowan Cos. plc Class A	94,544	1,178
	Noble Corp. plc	183,607	1,058
*	Denbury Resources Inc.	300,152	924
			41,672
Financials (26.2%)
*	Alleghany Corp.	11,636	6,239
	Everest Re Group Ltd.	31,908	6,170
	New York Community
	Bancorp Inc.	367,003	5,545
	Reinsurance Group of
	America Inc. Class A	48,277	5,181
	Liberty Property Trust	110,493	4,556
	WR Berkley Corp.	73,914	4,388
	Senior Housing Properties
	Trust	178,954	3,998
	Duke Realty Corp.	138,169	3,885
	PacWest Bancorp	86,253	3,736
	Hospitality Properties Trust	122,489	3,735
	First American Financial
	Corp.	82,572	3,558
	Raymond James Financial
	Inc.	54,107	3,147
	Endurance Specialty
	Holdings Ltd.	46,706	3,076
	Cullen/Frost Bankers Inc.	41,107	2,997
	National Retail Properties
	Inc.	56,435	2,827
	Prosperity Bancshares Inc.	49,277	2,733
	Umpqua Holdings Corp.	166,133	2,728
	Camden Property Trust	29,504	2,590
	Rayonier Inc.	92,337	2,542
	Hanover Insurance Group
	Inc.	32,370	2,531
	Alexandria Real Estate
	Equities Inc.	22,915	2,523
	LaSalle Hotel Properties	85,197	2,391
*	SLM Corp.	320,402	2,376
	American Campus
	Communities Inc.	45,212	2,266
	Omega Healthcare
	Investors Inc.	62,389	2,259
	Associated Banc-Corp	113,137	2,245
	CNO Financial Group Inc.	134,959	2,193

	Aspen Insurance Holdings
	Ltd.	45,758	2,103
	RenaissanceRe Holdings
	Ltd.	17,533	2,099
	EPR Properties	26,357	2,064
	Corporate Office
	Properties Trust	71,326	2,034
	American Financial Group
	Inc.	26,787	2,013
*	Stifel Financial Corp.	50,091	1,971
	FNB Corp.	157,203	1,964
*	Washington Prime Group
	Inc.	139,642	1,919
	Kilroy Realty Corp.	26,398	1,917
	Hancock Holding Co.	58,413	1,906
	TCF Financial Corp.	128,896	1,888
	Mack-Cali Realty Corp.	67,547	1,875
	Taubman Centers Inc.	24,100	1,872
	Highwoods Properties Inc.	35,235	1,869
*	Genworth Financial Inc.
	Class A	375,626	1,777
	Eaton Vance Corp.	43,593	1,745
	Valley National Bancorp	168,691	1,628
	Mid-America Apartment
	Communities Inc.	17,073	1,605
	Douglas Emmett Inc.	40,204	1,510
	Mercury General Corp.	27,479	1,492
	Commerce Bancshares Inc.	29,406	1,490
	Medical Properties Trust Inc.	96,797	1,478
	Synovus Financial Corp.	44,446	1,470
	Trustmark Corp.	50,949	1,445
	East West Bancorp Inc.	38,003	1,411
	Corrections Corp. of
	America	88,526	1,410
	Kemper Corp.	36,220	1,356
	International Bancshares
	Corp.	41,741	1,238
	Post Properties Inc.	18,137	1,202
	Brown & Brown Inc.	31,527	1,181
	Federated Investors Inc.
	Class B	36,361	1,174
	Webster Financial Corp.	29,697	1,147
	Tanger Factory Outlet
	Centers Inc.	27,264	1,108
	Care Capital Properties Inc.	35,420	1,062
	Chemical Financial Corp.	22,532	1,042
	DCT Industrial Trust Inc.	21,348	1,040
	Fulton Financial Corp.	70,587	1,021
	Bank of Hawaii Corp.	12,648	911
	First Industrial Realty
	Trust Inc.	30,816	887
	Urban Edge Properties	29,944	858
	Primerica Inc.	14,886	847
	Janus Capital Group Inc.	53,857	801
	BancorpSouth Inc.	32,020	797

31

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	Washington Federal Inc.	28,135	746
	MB Financial Inc.	18,610	729
	Cathay General Bancorp	19,396	609
	Waddell & Reed Financial
	Inc. Class A	32,640	607
	Potlatch Corp.	15,355	582
			159,315
Health Care (3.7%)
	Cooper Cos. Inc.	18,987	3,530
	Teleflex Inc.	12,814	2,346
*	Bio-Rad Laboratories Inc.
	Class A	15,729	2,341
*	WellCare Health Plans Inc.	17,673	1,992
*	LifePoint Health Inc.	32,716	1,852
*	Tenet Healthcare Corp.	74,831	1,788
	Owens & Minor Inc.	47,317	1,626
	West Pharmaceutical
	Services Inc.	18,720	1,532
*	Allscripts Healthcare
	Solutions Inc.	78,942	1,019
*	Community Health
	Systems Inc.	84,986	908
	Hill-Rom Holdings Inc.	15,002	890
*	Catalent Inc.	32,311	815
*	Molina Healthcare Inc.	14,942	804
*	Halyard Health Inc.	21,097	769
			22,212
Industrials (17.7%)
	Carlisle Cos. Inc.	48,374	5,073
	ManpowerGroup Inc.	53,876	3,850
*	AECOM	115,571	3,563
	Orbital ATK Inc.	44,127	3,329
	Lincoln Electric Holdings
	Inc.	47,186	2,999
	Oshkosh Corp.	55,289	2,982
*	Genesee & Wyoming Inc.
	Class A	43,068	2,928
	Huntington Ingalls
	Industries Inc.	17,364	2,868
*	Teledyne Technologies Inc.	25,996	2,785
	Trinity Industries Inc.	113,641	2,775
	RR Donnelley & Sons Co.	157,796	2,698
	EMCOR Group Inc.	45,744	2,619
	AGCO Corp.	53,449	2,594
	Hubbell Inc. Class B	22,729	2,462
	MSC Industrial Direct Co.
	Inc. Class A	33,289	2,432
	IDEX Corp.	25,739	2,405
	CLARCOR Inc.	36,547	2,393
	EnerSys	32,540	2,290
	Valmont Industries Inc.	17,097	2,231
	B/E Aerospace Inc.	43,900	2,219
	Landstar System Inc.	31,897	2,208
*	Kirby Corp.	40,589	2,115

	Regal Beloit Corp.	33,704	2,067
	Donaldson Co. Inc.	54,966	2,064
	Wabtec Corp.	26,481	2,029
	Joy Global Inc.	73,953	2,018
	Terex Corp.	82,290	1,998
*	Clean Harbors Inc.	39,464	1,886
	HNI Corp.	33,438	1,867
*	Old Dominion Freight
	Line Inc.	25,779	1,834
	Timken Co.	51,940	1,759
	Nordson Corp.	17,779	1,755
*	Esterline Technologies Corp.	22,121	1,702
	Curtiss-Wright Corp.	18,788	1,689
	Kennametal Inc.	60,053	1,679
*	NOW Inc.	80,950	1,671
*	KLX Inc.	39,715	1,483
	Woodward Inc.	23,205	1,456
	Granite Construction Inc.	29,818	1,431
	ITT Inc.	39,379	1,425
	MSA Safety Inc.	23,984	1,397
*	FTI Consulting Inc.	31,233	1,383
	GATX Corp.	30,819	1,351
	Crane Co.	20,539	1,321
*	Copart Inc.	24,753	1,263
	Deluxe Corp.	18,063	1,231
	Triumph Group Inc.	37,314	1,189
	Graco Inc.	15,112	1,113
	KBR Inc.	65,464	961
	Watsco Inc.	6,414	948
	Herman Miller Inc.	22,997	830
	Werner Enterprises Inc.	33,657	777
			107,395
Information Technology (13.9%)
	Computer Sciences Corp.	104,506	4,916
*	Arrow Electronics Inc.	69,052	4,546
	Avnet Inc.	96,847	4,037
	Ingram Micro Inc.	111,799	3,909
*	Keysight Technologies Inc.	128,276	3,903
	Teradyne Inc.	153,107	3,224
*	NCR Corp.	93,366	3,160
*	Trimble Navigation Ltd.	111,631	3,059
	Jabil Circuit Inc.	144,075	3,053
	Cypress Semiconductor
	Corp.	234,930	2,803
	Leidos Holdings Inc.	66,448	2,692
	Brocade Communications
	Systems Inc.	260,267	2,337
	SYNNEX Corp.	21,840	2,319
*	Synopsys Inc.	38,899	2,306
*	NetScout Systems Inc.	70,652	2,090
	Intersil Corp. Class A	101,714	2,008
	Science Applications
	International Corp.	31,003	1,978
*	Tech Data Corp.	26,522	1,969

32

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Advanced Micro Devices
	Inc.	261,551	1,935
	Mentor Graphics Corp.	75,778	1,819
*	Cree Inc.	75,678	1,817
	FEI Co.	16,935	1,803
	Lexmark International Inc.
	Class A	47,205	1,690
*	VeriFone Systems Inc.	83,042	1,649
*	PTC Inc.	38,003	1,622
	Diebold Inc.	56,573	1,587
	Vishay Intertechnology Inc.	102,155	1,447
*	Rackspace Hosting Inc.	41,876	1,317
*	WEX Inc.	11,880	1,180
^,*	3D Systems Corp.	80,209	1,163
*	CoreLogic Inc.	26,110	1,071
	National Instruments Corp.	38,062	1,063
	Belden Inc.	13,973	1,042
	InterDigital Inc.	14,588	1,042
*	ViaSat Inc.	12,893	967
*	Fairchild Semiconductor
	International Inc. Class A	47,069	937
*	Knowles Corp.	66,754	928
*	Acxiom Corp.	31,544	820
*	CommVault Systems Inc.	13,942	719
*	Polycom Inc.	49,202	612
*	Silicon Laboratories Inc.	8,806	505
*	NeuStar Inc. Class A	18,906	480
	Plantronics Inc.	9,318	472
*	comScore Inc.	12,085	373
			84,369
Materials (8.6%)
	Steel Dynamics Inc.	183,548	4,519
	Reliance Steel &
	Aluminum Co.	54,505	3,929
	Sonoco Products Co.	75,926	3,913
	Bemis Co. Inc.	71,354	3,753
	Royal Gold Inc.	49,204	3,608
	Olin Corp.	124,449	2,693
	Ashland Inc.	22,915	2,683
	RPM International Inc.	48,050	2,620
	United States Steel Corp.	124,582	2,422
	Valspar Corp.	22,528	2,375
	Cabot Corp.	47,021	2,344
	Domtar Corp.	47,163	1,760
	AptarGroup Inc.	19,990	1,559
	Worthington Industries Inc.	33,883	1,453
^	Allegheny Technologies Inc.	82,048	1,400
	NewMarket Corp.	3,153	1,368
	Commercial Metals Co.	86,317	1,340
	Carpenter Technology Corp.	35,106	1,274
	PolyOne Corp.	33,628	1,159
	Sensient Technologies Corp.	15,565	1,140
	Scotts Miracle-Gro Co.
	Class A	13,679	1,132

Compass Minerals
International Inc.	11,200	835
Greif Inc. Class A	19,421	828
* Louisiana-Pacific Corp.	38,991	759
Silgan Holdings Inc.	14,651	705
Minerals Technologies Inc.	9,732	687
		52,258
Telecommunication Services (0.3%)
Telephone & Data Systems
Inc.	71,358	1,989

Utilities (8.8%)
UGI Corp.	130,127	5,918
Westar Energy Inc. Class A	106,770	5,866
OGE Energy Corp.	150,488	4,685
MDU Resources Group Inc.	147,177	3,469
Questar Corp.	132,175	3,306
Atmos Energy Corp.	43,143	3,180
Great Plains Energy Inc.	116,400	3,161
Vectren Corp.	62,397	3,052
Southwest Gas Corp.	35,774	2,498
Hawaiian Electric Industries
Inc.	81,304	2,440
ONE Gas Inc.	39,308	2,407
Black Hills Corp.	38,874	2,274
National Fuel Gas Co.	39,681	2,264
New Jersey Resources
Corp.	64,847	2,181
PNM Resources Inc.	60,022	1,908
Aqua America Inc.	54,767	1,665
IDACORP Inc.	20,515	1,561
WGL Holdings Inc.	16,308	1,025
* Talen Energy Corp.	48,568	671
		53,531
Total Common Stocks
(Cost $574,010)		606,957
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market Liquidity
Fund, 0.612%	16,333	1,633

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan Bank
Discount Notes,
0.380%, 10/5/16	500	500
Total Temporary Cash Investments
(Cost $2,133)		2,133
Total Investments (100.3%)
(Cost $576,143)		609,090

33

S&P Mid-Cap 400 Value Index Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	44
Receivables for Investment Securities Sold	515
Receivables for Accrued Income	809
Receivables for Capital Shares Issued	5
Other Assets	2
Total Other Assets	1,375
Liabilities
Payables for Investment Securities
Purchased	(1,042)
Collateral for Securities on Loan	(1,633)
Payables for Capital Shares Redeemed	(5)
Payables to Vanguard	(111)
Other Liabilities	(559)
Total Liabilities	(3,350)
Net Assets (100%)	607,115

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	590,101
Undistributed Net Investment Income	5,052
Accumulated Net Realized Losses	(20,985)
Unrealized Appreciation (Depreciation)	32,947
Net Assets	607,115

ETF Shares—Net Assets
Applicable to 4,525,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	460,212
Net Asset Value Per Share—
ETF Shares	$101.70

Institutional Shares—Net Assets
Applicable to 721,351 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	146,903
Net Asset Value Per Share—
Institutional Shares	$203.65

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,540,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $1,633,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	7,327
Interest[1]	1
Securities Lending—Net	44
Total Income	7,372
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative—ETF Shares	308
Management and Administrative—Institutional Shares	44
Marketing and Distribution—ETF Shares	17
Marketing and Distribution—Institutional Shares	4
Custodian Fees	44
Auditing Fees	32
Shareholders’ Reports—ETF Shares	6
Shareholders’ Reports—Institutional Shares	2
Total Expenses	517
Net Investment Income	6,855
Realized Net Gain (Loss)
Investment Securities Sold[1]	1,142
Futures Contracts	(14)
Realized Net Gain (Loss)	1,128
Change in Unrealized Appreciation (Depreciation)
Investment Securities	43,073
Futures Contracts	43
Change in Unrealized Appreciation (Depreciation)	43,116
Net Increase (Decrease) in Net Assets Resulting from Operations	51,099
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $1,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,855	4,530
Realized Net Gain (Loss)	1,128	16,281
Change in Unrealized Appreciation (Depreciation)	43,116	(29,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,099	(8,325)
Distributions
Net Investment Income
ETF Shares	(2,390)	(1,346)
Institutional Shares	(2,275)	(2,346)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,665)	(3,692)
Capital Share Transactions
ETF Shares	325,114	19,749
Institutional Shares	(10,617)	14,582
Net Increase (Decrease) from Capital Share Transactions	314,497	34,331
Total Increase (Decrease)	360,931	22,314
Net Assets
Beginning of Period	246,184	223,870
End of Period[1]	607,115	246,184
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,052,000 and $2,862,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$91.40	$96.78	$77.93	$62.71	$55.69
Investment Operations
Net Investment Income	1.891[1]	1.600	1.500[1]	1.153	1.001
Net Realized and Unrealized Gain (Loss)
on Investments	9.880	(5.563)	18.094	15.146	6.814
Total from Investment Operations	11.771	(3.963)	19.594	16.299	7.815
Distributions
Dividends from Net Investment Income	(1.471)	(1.417)	(.744)	(1.079)	(.795)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.471)	(1.417)	(.744)	(1.079)	(.795)
Net Asset Value, End of Period	$101.70	$91.40	$96.78	$77.93	$62.71

Total Return	13.13%	-4.17%	25.26%	26.31%	14.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$460	$103	$87	$27	$9
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.75%	1.66%	1.87%	1.80%
Portfolio Turnover Rate [2]	26%	47%	35%	74%	31%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$182.92	$193.66	$155.83	$125.30	$111.20
Investment Operations
Net Investment Income	3.774[1]	3.420	3.191[1]	2.392	2.124
Net Realized and Unrealized Gain (Loss)
on Investments	20.020	(11.127)	36.207	30.364	13.624
Total from Investment Operations	23.794	(7.707)	39.398	32.756	15.748
Distributions
Dividends from Net Investment Income	(3.064)	(3.033)	(1.568)	(2.226)	(1.648)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.064)	(3.033)	(1.568)	(2.226)	(1.648)
Net Asset Value, End of Period	$203.65	$182.92	$193.66	$155.83	$125.30

Total Return	13.25%	-4.05%	25.42%	26.47%	14.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$147	$143	$137	$49	$40
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.09%	1.87%	1.78%	1.99%	1.92%
Portfolio Turnover Rate[2]	26%	47%	35%	74%	31%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

39

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

40

S&P Mid-Cap 400 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $44,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	606,957	—	—
Temporary Cash Investments	1,633	500	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	608,586	500	—
1 Represents variation margin on the last day of the reporting period.

41

S&P Mid-Cap 400 Value Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2016	1	156	0

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $14,141,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $5,111,000 of ordinary income available for distribution. The fund had available capital losses totaling $20,986,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $576,143,000. Net unrealized appreciation of investment securities for tax purposes was $32,947,000, consisting of unrealized gains of $53,514,000 on securities that had risen in value since their purchase and $20,567,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $484,336,000 of investment securities and sold $166,663,000 of investment securities, other than temporary cash investments. Purchases and sales include $383,992,000 and $78,311,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

42

S&P Mid-Cap 400 Value Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	416,496	4,400	152,983	1,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(91,382)	(1,000)	(133,234)	(1,375)
Net Increase (Decrease)—ETF Shares	325,114	3,400	19,749	225
Institutional Shares
Issued	12,200	69	30,861	160
Issued in Lieu of Cash Distributions	1,307	7	1,205	6
Redeemed	(24,124)	(138)	(17,484)	(89)
Net Increase (Decrease) —Institutional Shares	(10,617)	(62)	14,582	77

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

43

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOG	VMFGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.05%	1.17%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Growth	FA
	Fund	Index	Index
Number of Stocks	228	226	3,817
Median Market Cap	$5.3B	$5.3B	$51.2B
Price/Earnings Ratio	27.4x	27.4x	23.5x
Price/Book Ratio	3.7x	3.7x	2.8x
Return on Equity	16.4%	16.5%	16.6%
Earnings Growth
Rate	16.5%	16.6%	7.5%
Dividend Yield	1.2%	1.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	38%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
	S&P	DJ
	MidCap	U.S. Total
	400 Growth	Market
	Index	FA Index
R-Squared	1.00	0.81
Beta	1.00	0.96
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Mettler-Toledo	Life Sciences Tools &
International Inc.	Services	1.5%
IDEXX Laboratories Inc.	Health Care
	Equipment	1.4
WhiteWave Foods Co.	Packaged Foods &
	Meats	1.3
ResMed Inc.	Health Care
	Equipment	1.3
CDK Global Inc.	Application Software	1.2
ANSYS Inc.	Application Software	1.1
Regency Centers Corp.	Retail REITs	1.1
Broadridge Financial	Data Processing &
Solutions Inc.	Outsourced Services	1.1
MSCI Inc.	Specialized Finance	1.1
Cadence Design
Systems Inc.	Application Software	1.0
Top Ten		12.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

44

S&P Mid-Cap 400 Growth Index Fund

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		MidCap	Total
		400	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 13.0%		13.0%	12.9%
Consumer Staples	5.7	5.8	8.9
Energy	0.0	0.0	6.4
Financials	27.7	27.5	18.0
Health Care	15.0	15.0	14.1
Industrials	10.0	10.0	10.4
Information Technology	21.6	21.7	20.3
Materials	5.4	5.4	3.3
Telecommunication
Services	0.0	0.0	2.4
Utilities	1.6	1.6	3.3

45

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P Mid-Cap 400 Growth Index
	Fund*ETF Shares Net Asset Value	11.04%	13.27%	14.78%	$22,810
	S&P Mid-Cap 400 Growth Index
	Fund*ETF Shares Market Price	11.11	13.26	14.79	22,820
••••••••	S&P MidCap 400 Growth Index	11.25	13.47	14.98	23,052
– – – –	Mid-Cap Growth Funds Average	3.00	10.99	12.13	19,839
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	14.48	22,460
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/28/2011)	Investment
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	11.18%	13.40%	10.89%	$8,761,751

S&P MidCap 400 Growth Index	11.25	13.47	10.95	8,788,703
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	11.74	9,132,319

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

46

S&P Mid-Cap 400 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Market Price	11.11%	86.41%	128.20%
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Net Asset Value	11.04	86.42	128.10
S&P MidCap 400 Growth Index	11.25	88.08	130.52
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		0.97%	9.88%	14.26%
Net Asset Value		1.00	9.87	14.26
Institutional Shares	3/28/2011[1]	1.11	10.00	10.20

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

47

S&P Mid-Cap 400 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (13.0%)
	Domino’s Pizza Inc.	46,809	7,001
*	NVR Inc.	3,420	5,769
	Service Corp. International	180,820	4,781
*	Panera Bread Co. Class A	21,282	4,621
	Carter’s Inc.	47,389	4,516
*	Tempur Sealy International
	Inc.	56,862	4,459
*	Toll Brothers Inc.	142,409	4,428
	Dunkin’ Brands Group Inc.	85,532	4,187
	Pool Corp.	39,266	3,961
*	AMC Networks Inc. Class A	57,109	3,103
*	Skechers U.S.A. Inc.
	Class A	124,039	3,015
	Gentex Corp.	167,129	2,973
*	Buffalo Wild Wings Inc.	17,571	2,850
^	Polaris Industries Inc.	30,849	2,673
*	Helen of Troy Ltd.	25,927	2,342
*	Vista Outdoor Inc.	56,740	2,259
	Wendy’s Co.	199,197	2,030
	Williams-Sonoma Inc.	38,395	2,021
	Texas Roadhouse Inc.
	Class A	43,753	1,937
	Brunswick Corp.	39,794	1,830
	Jack in the Box Inc.	18,238	1,814
	Cinemark Holdings Inc.	44,442	1,718
	Thor Industries Inc.	20,901	1,696
	Churchill Downs Inc.	11,230	1,678
*	Live Nation Entertainment
	Inc.	55,958	1,495
^	Cracker Barrel Old Country
	Store Inc.	9,394	1,429
	CalAtlantic Group Inc.	36,914	1,347
	Cable One Inc.	2,446	1,324
	Brinker International Inc.	22,870	1,228
*	Restoration Hardware
	Holdings Inc.	35,272	1,190
	Cheesecake Factory Inc.	19,588	1,007

*	TRI Pointe Group Inc.	73,470	996
*	Kate Spade & Co.	41,777	780
			88,458
Consumer Staples (5.7%)
*	WhiteWave Foods Co.
	Class A	165,140	9,154
*	Post Holdings Inc.	60,024	5,089
	Ingredion Inc.	29,563	4,049
*	Sprouts Farmers Market
	Inc.	132,246	2,979
	Casey’s General Stores Inc.	19,679	2,584
	Flowers Foods Inc.	169,865	2,533
*	TreeHouse Foods Inc.	25,309	2,398
*	Hain Celestial Group Inc.	54,117	1,989
*	Edgewell Personal Care Co.	19,960	1,597
	Lancaster Colony Corp.	11,636	1,565
	Snyder’s-Lance Inc.	43,094	1,523
	Energizer Holdings Inc.	24,806	1,226
*	Boston Beer Co. Inc.
	Class A	6,106	1,115
	Avon Products Inc.	113,886	649
^	Tootsie Roll Industries Inc.	9,429	359
*	SUPERVALU Inc.	2,112	12
			38,821
Financials (27.7%)
	Regency Centers Corp.	95,781	7,714
	MSCI Inc. Class A	81,069	7,306
	FactSet Research Systems
	Inc.	38,156	6,793
*	Signature Bank	50,105	6,113
	MarketAxess Holdings Inc.	35,062	5,909
	SEI Investments Co.	127,011	5,855
*	SVB Financial Group	48,352	5,370
	CBOE Holdings Inc.	75,971	5,218
	Jones Lang LaSalle Inc.	42,109	4,916
	Alexandria Real Estate
	Equities Inc.	44,396	4,888
	Lamar Advertising Co.
	Class A	76,939	4,796

48

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Mid-America Apartment
	Communities Inc.	49,333	4,637
	Weingarten Realty
	Investors	107,748	4,445
	Old Republic International
	Corp.	227,574	4,376
	Duke Realty Corp.	151,756	4,267
	Communications Sales &
	Leasing Inc.	127,363	3,974
	Camden Property Trust	44,661	3,920
*	Life Storage Inc.	43,255	3,893
	Kilroy Realty Corp.	53,338	3,874
	Healthcare Realty Trust Inc.	105,290	3,692
	PrivateBancorp Inc.	74,096	3,405
	First Horizon National Corp.	217,039	3,338
	Bank of the Ozarks Inc.	84,775	3,322
	American Campus
	Communities Inc.	65,738	3,294
	East West Bancorp Inc.	87,419	3,247
	National Retail Properties
	Inc.	64,519	3,232
	Education Realty Trust Inc.	68,175	3,089
	Douglas Emmett Inc.	81,250	3,052
	Raymond James Financial
	Inc.	50,549	2,940
	Omega Healthcare
	Investors Inc.	77,271	2,797
	DCT Industrial Trust Inc.	56,193	2,737
	Equity One Inc.	84,867	2,634
	Brown & Brown Inc.	69,415	2,601
	Highwoods Properties Inc.	47,271	2,507
	American Financial Group
	Inc.	33,179	2,493
	Tanger Factory Outlet
	Centers Inc.	55,049	2,237
	RenaissanceRe Holdings
	Ltd.	18,518	2,217
	EPR Properties	26,735	2,094
	Commerce Bancshares Inc.	41,111	2,084
	Eaton Vance Corp.	51,925	2,079
	Taubman Centers Inc.	26,493	2,058
	Synovus Financial Corp.	62,142	2,056
	First Industrial Realty Trust
	Inc.	70,954	2,041
	Webster Financial Corp.	48,808	1,885
	Post Properties Inc.	27,479	1,821
	Bank of Hawaii Corp.	24,528	1,767
	Alexander & Baldwin Inc.	43,011	1,726
	Chemical Financial Corp.	36,569	1,691
	MB Financial Inc.	41,016	1,607
	Medical Properties Trust
	Inc.	102,215	1,561
^	Primerica Inc.	25,486	1,451
	Urban Edge Properties	49,210	1,410

	Federated Investors Inc.
	Class B	43,308	1,399
	Cathay General Bancorp	44,520	1,399
	Washington Federal Inc.	50,133	1,329
^	WisdomTree Investments
	Inc.	105,659	1,109
	Fulton Financial Corp.	74,520	1,078
	Care Capital Properties Inc.	34,457	1,033
	Janus Capital Group Inc.	69,395	1,032
	BancorpSouth Inc.	39,640	987
	Potlatch Corp.	18,971	718
	Waddell & Reed Financial
	Inc. Class A	35,717	664
			189,177
Health Care (15.0%)
*	Mettler-Toledo
	International Inc.	24,977	10,067
*	IDEXX Laboratories Inc.	83,571	9,417
	ResMed Inc.	131,062	8,740
*	Align Technology Inc.	68,108	6,327
*	MEDNAX Inc.	86,828	5,711
	STERIS plc	80,272	5,674
*	VCA Inc.	75,437	5,342
*	United Therapeutics Corp.	41,647	5,093
	Teleflex Inc.	24,822	4,545
*	ABIOMED Inc.	36,697	4,328
	Cooper Cos. Inc.	21,703	4,035
	West Pharmaceutical
	Services Inc.	45,015	3,683
*	Charles River Laboratories
	International Inc.	44,032	3,664
	Bio-Techne Corp.	34,734	3,659
*	PAREXEL International
	Corp.	49,359	3,358
*	Amsurg Corp.	50,460	3,276
*	LivaNova plc	39,882	2,394
*	Prestige Brands Holdings
	Inc.	49,290	2,372
*	Akorn Inc.	82,419	2,219
*	WellCare Health Plans Inc.	19,430	2,190
	Hill-Rom Holdings Inc.	34,543	2,049
*	Catalent Inc.	60,084	1,516
*	Molina Healthcare Inc.	20,039	1,078
*	Allscripts Healthcare
	Solutions Inc.	76,785	991
*	Halyard Health Inc.	17,407	634
*	Community Health Systems
	Inc. CVR	29,782	—
			102,362
Industrials (10.0%)
	AO Smith Corp.	69,472	6,703
	Lennox International Inc.	36,225	5,835
	Toro Co.	51,368	4,990
*	JetBlue Airways Corp.	300,689	4,796

49

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Wabtec Corp.	51,299	3,930
	Huntington Ingalls
	Industries Inc.	22,382	3,697
	IDEX Corp.	38,964	3,641
*	Copart Inc.	62,240	3,176
	Nordson Corp.	28,029	2,767
	Rollins Inc.	87,762	2,501
	Graco Inc.	33,218	2,447
	Watsco Inc.	16,145	2,387
*	Dycom Industries Inc.	29,254	2,373
*	Old Dominion Freight Line
	Inc.	31,958	2,273
	Hubbell Inc. Class B	20,406	2,210
	B/E Aerospace Inc.	41,056	2,075
	CEB Inc.	30,087	1,811
	Donaldson Co. Inc.	47,352	1,778
	Curtiss-Wright Corp.	18,302	1,645
	Deluxe Corp.	23,306	1,589
	Woodward Inc.	22,603	1,418
	Crane Co.	20,832	1,340
	ITT Inc.	35,306	1,277
	Herman Miller Inc.	27,356	987
	KBR Inc.	51,803	761
			68,407
Information Technology (21.6%)
	CDK Global Inc.	144,994	8,407
*	ANSYS Inc.	82,176	7,814
	Broadridge Financial
	Solutions Inc.	110,345	7,647
*	Cadence Design Systems
	Inc.	280,827	7,144
*	Gartner Inc.	77,007	7,008
	Jack Henry & Associates
	Inc.	73,631	6,426
*	Ultimate Software Group
	Inc.	26,954	5,632
*	Synopsys Inc.	93,529	5,545
*	Tyler Technologies Inc.	30,341	4,974
*	Fortinet Inc.	136,199	4,922
*	ARRIS International plc	163,087	4,578
*	Microsemi Corp.	105,566	4,218
*	Manhattan Associates Inc.	67,329	4,075
	Cognex Corp.	79,381	3,950
	Fair Isaac Corp.	29,100	3,723
	MAXIMUS Inc.	60,571	3,563
	DST Systems Inc.	29,113	3,538
*	Zebra Technologies Corp.	48,756	3,411
*	IPG Photonics Corp.	34,178	2,973
	j2 Global Inc.	43,173	2,943
	Convergys Corp.	90,043	2,686
*	Trimble Navigation Ltd.	96,068	2,632
*	Ciena Corp.	120,665	2,588
*	PTC Inc.	59,905	2,556
*	Integrated Device
	Technology Inc.	124,715	2,506

*	WEX Inc.	21,191	2,104
*	ACI Worldwide Inc.	108,950	2,081
*	CoreLogic Inc.	50,634	2,077
	Leidos Holdings Inc.	50,465	2,044
*	Advanced Micro Devices
	Inc.	276,224	2,044
*	Synaptics Inc.	34,417	1,961
*	ViaSat Inc.	26,082	1,957
*	WebMD Health Corp.	36,143	1,864
	FEI Co.	17,176	1,829
	Belden Inc.	22,005	1,641
*	Rackspace Hosting Inc.	47,924	1,507
*	Silicon Laboratories Inc.	25,388	1,455
	National Instruments Corp.	47,043	1,314
*	CommVault Systems Inc.	21,103	1,088
	Brocade Communications
	Systems Inc.	113,331	1,018
	InterDigital Inc.	14,190	1,013
	Plantronics Inc.	19,583	992
*	Fairchild Semiconductor
	International Inc. Class A	47,678	949
*	comScore Inc.	28,958	893
*	Acxiom Corp.	33,265	865
*	Polycom Inc.	65,779	818
*	NeuStar Inc. Class A	27,383	696
			147,669
Materials (5.4%)
	Packaging Corp. of America	87,843	6,907
	Valspar Corp.	40,156	4,233
	Eagle Materials Inc.	45,062	3,621
	RPM International Inc.	64,472	3,516
	Ashland Inc.	29,541	3,459
	AptarGroup Inc.	34,183	2,665
	NewMarket Corp.	5,395	2,341
	Scotts Miracle-Gro Co.
	Class A	25,395	2,103
*	Louisiana-Pacific Corp.	85,939	1,674
	Sensient Technologies Corp.	22,613	1,656
	Minerals Technologies Inc.	20,493	1,446
	Compass Minerals
	International Inc.	17,669	1,317
	PolyOne Corp.	36,892	1,272
	Silgan Holdings Inc.	19,652	946
			37,156
Utilities (1.6%)
	Atmos Energy Corp.	41,983	3,094
	Aqua America Inc.	97,614	2,969
	National Fuel Gas Co.	30,149	1,720
	WGL Holdings Inc.	26,805	1,684
	IDACORP Inc.	21,663	1,648
			11,115
Total Common Stocks
(Cost $601,063)			683,165

50

S&P Mid-Cap 400 Growth Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 0.612%	15,111	1,511

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury Bill,
0.320%, 11/25/16	100	100
Total Temporary Cash Investments
(Cost $1,611)		1,611
Total Investments (100.2%)
(Cost $602,674)		684,776

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		52
Receivables for Investment Securities Sold		1,460
Receivables for Accrued Income		518
Receivables for Capital Shares Issued		339
Total Other Assets		2,369
Liabilities
Payables for Investment Securities
Purchased		(1,707)
Collateral for Securities on Loan		(1,511)
Payables for Capital Shares Redeemed		(56)
Payables to Vanguard		(190)
Other Liabilities		(518)
Total Liabilities		(3,982)
Net Assets (100%)		683,163

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	638,858
Undistributed Net Investment Income	3,875
Accumulated Net Realized Losses	(41,672)
Unrealized Appreciation (Depreciation)	82,102
Net Assets	683,163

ETF Shares—Net Assets
Applicable to 4,675,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	513,143
Net Asset Value Per Share—
ETF Shares	$109.76

Institutional Shares—Net Assets
Applicable to 777,750 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	170,020
Net Asset Value Per Share—
Institutional Shares	$218.61

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,452,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $1,511,000 of collateral received for securities on loan.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

51

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	7,060
Interest[1]	5
Securities Lending—Net	9
Total Income	7,074
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative—ETF Shares	677
Management and Administrative—Institutional Shares	57
Marketing and Distribution—ETF Shares	31
Marketing and Distribution—Institutional Shares	3
Custodian Fees	35
Auditing Fees	32
Shareholders’ Reports—ETF Shares	20
Shareholders’ Reports—Institutional Shares	—
Total Expenses	951
Net Investment Income	6,123
Realized Net Gain (Loss)
Investment Securities Sold[1]	5,394
Futures Contracts	(41)
Realized Net Gain (Loss)	5,353
Change in Unrealized Appreciation (Depreciation)
Investment Securities	51,460
Futures Contracts	(5)
Change in Unrealized Appreciation (Depreciation)	51,455
Net Increase (Decrease) in Net Assets Resulting from Operations	62,931
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $5,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

52

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,123	4,863
Realized Net Gain (Loss)	5,353	40,051
Change in Unrealized Appreciation (Depreciation)	51,455	(31,211)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,931	13,703
Distributions
Net Investment Income
ETF Shares	(4,524)	(2,534)
Institutional Shares	(1,029)	(810)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(5,553)	(3,344)
Capital Share Transactions
ETF Shares	93,098	77,454
Institutional Shares	59,674	3,968
Net Increase (Decrease) from Capital Share Transactions	152,772	81,422
Total Increase (Decrease)	210,150	91,781
Net Assets
Beginning of Period	473,013	381,232
End of Period[1]	683,163	473,013
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,875,000 and $3,297,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$99.88	$97.18	$80.96	$67.47	$61.13
Investment Operations
Net Investment Income	. 954	1.036	. 571.721		.405
Net Realized and Unrealized Gain (Loss)
on Investments	9.960	2.456	16.256	13.257	6.266
Total from Investment Operations	10.914	3.492	16.827	13.978	6.671
Distributions
Dividends from Net Investment Income	(1.034)	(.792)	(.607)	(. 488)	(. 331)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.034)	(.792)	(.607)	(. 488)	(. 331)
Net Asset Value, End of Period	$109.76	$99.88	$97.18	$80.96	$67.47

Total Return	11.04%	3.60%	20.84%	20.83%	10.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$513	$377	$292	$182	$91
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.08%	1.08%	0.81%	1.08%	0.76%
Portfolio Turnover Rate[1]	38%	47%	38%	35%	26%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

54

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$198.85	$193.45	$161.12	$134.20	$121.54
Investment Operations
Net Investment Income	2.094	2.271	1.316	1.584	.915
Net Realized and Unrealized Gain (Loss)
on Investments	19.906	4.900	32.386	26.392	12.506
Total from Investment Operations	22.000	7.171	33.702	27.976	13.421
Distributions
Dividends from Net Investment Income	(2.240)	(1.771)	(1.372)	(1.056)	(.761)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.240)	(1.771)	(1.372)	(1.056)	(.761)
Net Asset Value, End of Period	$218.61	$198.85	$193.45	$161.12	$134.20

Total Return	11.18%	3.72%	20.99%	20.97%	11.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$170	$96	$90	$42	$23
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.20%	1.20%	0.93%	1.20%	0.88%
Portfolio Turnover Rate[1]	38%	47%	38%	35%	26%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

55

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2016.

56

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

57

S&P Mid-Cap 400 Growth Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $52,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	683,165	—	—
Temporary Cash Investments	1,511	100	—
Total	684,676	100	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $25,606,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

58

S&P Mid-Cap 400 Growth Index Fund

For tax purposes, at August 31, 2016, the fund had $4,004,000 of ordinary income available for distribution. The fund had available capital losses totaling $41,672,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $602,674,000. Net unrealized appreciation of investment securities for tax purposes was $82,102,000, consisting of unrealized gains of $99,670,000 on securities that had risen in value since their purchase and $17,568,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $462,932,000 of investment securities and sold $308,814,000 of investment securities, other than temporary cash investments. Purchases and sales include $176,356,000 and $95,652,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	198,705	1,950	307,135	3,025
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(105,607)	(1,050)	(229,681)	(2,250)
Net Increase (Decrease) —ETF Shares	93,098	900	77,454	775
Institutional Shares
Issued	87,252	431	15,445	75
Issued in Lieu of Cash Distributions	407	2	347	2
Redeemed	(27,985)	(138)	(11,824)	(58)
Net Increase (Decrease) —Institutional Shares	59,674	295	3,968	19

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2016

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Special 2016 tax information (unaudited) for Vanguard S&P Mid-Cap 400 Index Funds

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Mid-Cap 400 Index Fund	18,965
S&P Mid-Cap 400 Value Index Fund	4,665
S&P Mid-Cap 400 Growth Index Fund	3,637

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Mid-Cap 400 Index Fund	XX.X%
S&P Mid-Cap 400 Value Index Fund	XX.X
S&P Mid-Cap 400 Growth Index Fund	XX.X

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Mid-Cap 400 Index Funds
Periods Ended August 31, 2016

	One	Five	Ten
	Year	Years	Years
S&P Mid-Cap 400 Index Fund ETF Shares
Returns Before Taxes	12.19%	13.92%	14.51%
Returns After Taxes on Distributions	11.61	13.59	14.22
Returns After Taxes on Distributions and Sale of Fund Shares	7.19	11.12	11.76
	One	Five	Ten
	Year	Years	Years
S&P Mid-Cap 400 Value Index Fund ETF Shares
Returns Before Taxes	13.13%	14.39%	14.06%
Returns After Taxes on Distributions	12.69	14.03	13.74
Returns After Taxes on Distributions and Sale of Fund Shares	7.71	11.52	11.38

	One	Five	Ten
	Year	Years	Years
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Returns Before Taxes	11.04%	13.27%	14.78%
Returns After Taxes on Distributions	10.69	13.05	14.59
Returns After Taxes on Distributions and Sale of Fund Shares	6.36	10.59	12.01

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,181.94	$0.88
Institutional Shares	1,000.00	1,182.30	0.49
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,191.84	$1.16
Institutional Shares	1,000.00	1,192.61	0.50
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,171.65	$1.20
Institutional Shares	1,000.00	1,172.49	0.44
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,024.33	$0.81
Institutional Shares	1,000.00	1,024.68	0.46
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,024.08	$1.07
Institutional Shares	1,000.00	1,024.68	0.46
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,024.03	$1.12
Institutional Shares	1,000.00	1,024.73	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.16% for ETF Shares and 0.09% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.21% for ETF Shares and 0.09% for Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.22% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Mid-Cap 400 Index Fund, S&P Mid-Cap 400 Value Index Fund, and S&P Mid-Cap 400 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

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Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory expenses were also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Standard & Poor’s® and S&P® are registered
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and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18420 102016

Annual Report | August 31, 2016

Vanguard S&P Small-Cap 600 Index Funds

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
S&P Small-Cap 600 Index Fund.	8
S&P Small-Cap 600 Value Index Fund.	29
S&P Small-Cap 600 Growth Index Fund.	48
Your Fund’s After-Tax Returns.	65
About Your Fund’s Expenses.	66
Trustees Approve Advisory Arrangements.	68
Glossary.	70

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Small-capitalization value stocks generally outperformed their growth counterparts for the 12 months ended August 31, 2016. This trend was reflected in the performance of the Vanguard S&P Small-Cap 600 Index Funds.

• Results ranged from about 15% for the Value Index Fund to about 11% for the Growth Index Fund. Vanguard S&P Small-Cap 600 Index Fund, which includes both value and growth stocks, returned about 13%.

• All three funds closely tracked their target indexes and exceeded the average returns of their peers.

• The funds posted positive returns in most industry sectors. Financials, information technology, and industrials were the top contributors. Consumer discretionary and energy produced negative returns and detracted most from returns.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares
Market Price	13.16%
Net Asset Value	13.17
Institutional Shares	13.22
S&P SmallCap 600 Index	13.26
Small-Cap Core Funds Average	7.64
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	15.20%
Net Asset Value	15.14
Institutional Shares	15.28
S&P SmallCap 600 Value Index	15.36
Small-Cap Value Funds Average	9.80
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	11.32%
Net Asset Value	11.24
S&P SmallCap 600 Growth Index	11.42
Small-Cap Growth Funds Average	2.63
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Benchmark returns are calculated from the start of the reporting period or from the earliest share class inception date.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2016
Average
Annual Return
S&P Small-Cap 600 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	15.69%
S&P SmallCap 600 Index	15.87
Small-Cap Core Funds Average	12.36
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Small-Cap 600 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.99%
S&P SmallCap 600 Value Index	15.21
Small-Cap Value Funds Average	12.23
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Small-Cap 600 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	16.33%
S&P SmallCap 600 Growth Index	16.55
Small-Cap Growth Funds Average	12.65
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.15%	0.08%	1.25%
S&P Small-Cap 600 Value Index Fund	0.20	0.08	1.33
S&P Small-Cap 600 Growth Index Fund	0.20	—	1.36

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For fiscal year ended August 31, 2016, the funds’ expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares and
0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for
the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

4

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

5

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund ‘‘represents a tough and demanding ‘par.’ And if there are some professionals who can ‘beat par’ more often than not------in investing or in golf------they do not seem to be in the majority.’’

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority-----65%-----
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only 119------or about 10% in all------did so by more than 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greater volatility) but came out ahead by less than 1 percentage point in average annual return.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006---2015

Notes: Data based on average annual returns of all 1,238 existing actively managed large-cap funds over the decade ended December 31,
2015. Note that index funds seek to track the performance of a benchmark index but typically won't ‘‘match’’ the benchmark's returns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Past performance is not a guarantee of future results. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

6

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

S&P Small-Cap 600 Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOO	VSMSX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.23%	1.30%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund	600 Index	Index
Number of Stocks	603	601	3,817
Median Market Cap	$1.5B	$1.5B	$51.2B
Price/Earnings Ratio	26.6x	26.6x	23.5x
Price/Book Ratio	2.2x	2.2x	2.8x
Return on Equity	10.9%	10.9%	16.6%
Earnings Growth Rate	8.3%	8.3%	7.5%
Dividend Yield	1.3%	1.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	15%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund	600 Index	Index
Consumer Discretionary 13.6%		13.6%	12.9%
Consumer Staples	3.0	2.9	8.9
Energy	3.0	2.9	6.4
Financials	23.5	23.7	18.0
Health Care	12.4	12.4	14.1
Industrials	17.7	17.7	10.4
Information Technology	16.4	16.4	20.3
Materials	5.6	5.6	3.3
Telecommunication
Services	1.0	1.0	2.4
Utilities	3.8	3.8	3.3

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.76
Beta	1.00	1.07
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Piedmont Natural Gas
Co. Inc.	Gas Utilities	0.7%
Take-Two Interactive	Home Entertainment
Software Inc.	Software	0.6
NuVasive Inc.	Health Care
	Equipment	0.5
Blackbaud Inc.	Application Software	0.5
Cirrus Logic Inc.	Semiconductors	0.5
B&G Foods Inc.	Packaged Foods &
	Meats	0.5
Medidata Solutions Inc.	Health Care
	Technology	0.5
PDC Energy Inc.	Oil & Gas Exploration
	& Production	0.5
Spire Inc.	Gas Utilities	0.5
ProAssurance Corp.	Property & Casualty
	Insurance	0.4
Top Ten		5.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment

	S&P Small-Cap 600 Index Fund*ETF
	Shares Net Asset Value	13.17%	15.02%	15.69%	$23,918
	S&P Small-Cap 600 Index Fund*ETF
	Shares Market Price	13.16	15.04	15.70	23,919

••••••••	S&P SmallCap 600 Index	13.26	15.18	15.87	24,130

– – – –	Small-Cap Core Funds Average	7.64	11.59	12.36	20,084
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	14.48	22,460

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(4/1/2011)	Investment
S&P Small-Cap 600 Index Fund Institutional
Shares	13.22%	15.10%	11.40%	$8,975,423

S&P SmallCap 600 Index	13.26	15.18	11.49	9,013,332
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	11.35	8,953,198

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares Market
Price	13.16%	101.47%	139.19%
S&P Small-Cap 600 Index Fund ETF Shares Net
Asset Value	13.17	101.31	139.18
S&P SmallCap 600 Index	13.26	102.69	141.30
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		-0.19%	11.05%	14.94%
Net Asset Value		-0.12	11.04	14.93
Institutional Shares	4/1/2011	-0.06	11.11	10.46

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

S&P Small-Cap 600 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (13.6%)
	Drew Industries Inc.	25,194	2,566
*	Five Below Inc.	56,264	2,507
	Wolverine World Wide Inc.	102,353	2,447
	Papa John’s International
	Inc.	28,334	2,120
	Lithia Motors Inc. Class A	24,496	2,028
*	Steven Madden Ltd.	57,218	2,008
	Interval Leisure Group Inc.	113,979	1,983
*	Dorman Products Inc.	30,959	1,953
	Marriott Vacations
	Worldwide Corp.	25,240	1,946
	Monro Muffler Brake Inc.	33,154	1,870
	Core-Mark Holding Co. Inc.	47,566	1,815
*	Cooper-Standard Holding
	Inc.	17,691	1,752
*	Boyd Gaming Corp.	83,028	1,619
	Children’s Place Inc.	19,419	1,581
*	Genesco Inc.	21,499	1,562
	Sonic Corp.	49,917	1,432
	Gannett Co. Inc.	119,971	1,431
*	Meritage Homes Corp.	38,253	1,373
	La-Z-Boy Inc.	51,382	1,370
*	TopBuild Corp.	39,542	1,349
*	American Axle &
	Manufacturing Holdings Inc.	78,651	1,348
	DineEquity Inc.	17,036	1,329
*	G-III Apparel Group Ltd.	41,247	1,302
	Group 1 Automotive Inc.	21,566	1,280
*	Select Comfort Corp.	48,052	1,261
*	Gentherm Inc.	37,454	1,235
*	Popeyes Louisiana Kitchen
	Inc.	22,514	1,228
*	Asbury Automotive Group
	Inc.	22,775	1,223
	Sturm Ruger & Co. Inc.	19,496	1,195
	Caleres Inc.	44,939	1,166
*	iRobot Corp.	28,181	1,123
	Scholastic Corp.	27,436	1,105

	Callaway Golf Co.	96,406	1,101
*	Universal Electronics Inc.	14,865	1,100
	MDC Holdings Inc.	40,214	1,050
	Finish Line Inc. Class A	43,367	1,044
*	Belmond Ltd. Class A	89,605	1,001
	Oxford Industries Inc.	15,160	946
*	EW Scripps Co. Class A	54,803	931
^	Outerwall Inc.	17,685	919
	Cato Corp. Class A	26,605	912
	Standard Motor Products Inc.	20,302	910
*	Cavco Industries Inc.	8,538	893
*	Hibbett Sports Inc.	22,999	882
	Ethan Allen Interiors Inc.	26,238	878
	Nutrisystem Inc.	29,891	861
	Bob Evans Farms Inc.	20,389	836
*	Express Inc.	70,230	831
*	BJ’s Restaurants Inc.	20,356	809
^	World Wrestling
	Entertainment Inc. Class A	38,043	790
^	Buckle Inc.	28,817	743
	Barnes & Noble Inc.	62,301	714
*	Red Robin Gourmet
	Burgers Inc.	14,071	707
*	Fiesta Restaurant Group Inc.	27,697	700
*	Vitamin Shoppe Inc.	24,860	689
	Superior Industries
	International Inc.	22,922	667
	Rent-A-Center Inc.	54,409	665
	Winnebago Industries Inc.	27,543	663
	Tailored Brands Inc.	50,101	660
*	Crocs Inc.	75,544	653
	Capella Education Co.	10,964	646
*	M/I Homes Inc.	25,285	585
*	LGI Homes Inc.	15,167	583
*	Francesca’s Holdings Corp.	41,771	570
*	Installed Building Products
	Inc.	17,058	569
*	Strayer Education Inc.	11,446	557
*	Motorcar Parts of America
	Inc.	18,803	535

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Ruth’s Hospitality Group Inc.	34,789	520
*	Chuy’s Holdings Inc.	16,959	514
	Sonic Automotive Inc.
	Class A	29,591	504
*	MarineMax Inc.	25,082	497
*	Iconix Brand Group Inc.	57,488	483
*	Regis Corp.	38,257	481
*	Biglari Holdings Inc.	1,087	479
*	Career Education Corp.	70,178	459
	Marcus Corp.	19,231	454
*	Barnes & Noble Education
	Inc.	40,151	449
*,^	Lumber Liquidators
	Holdings Inc.	27,867	439
	Shoe Carnival Inc.	14,635	434
*	Scientific Games Corp.
	Class A	51,950	429
*	FTD Cos. Inc.	18,223	428
	PetMed Express Inc.	20,753	418
	Blue Nile Inc.	11,911	410
	Fred’s Inc. Class A	35,891	406
*	Unifi Inc.	15,424	401
	Haverty Furniture Cos. Inc.	19,547	391
	Movado Group Inc.	16,852	383
*	American Public Education
	Inc.	16,492	341
*	Zumiez Inc.	19,511	326
*	Vera Bradley Inc.	20,871	312
*	Tuesday Morning Corp.	45,823	306
*	Monarch Casino & Resort
	Inc.	11,132	265
	Stein Mart Inc.	30,440	245
	Big 5 Sporting Goods Corp.	18,997	238
*	Perry Ellis International Inc.	11,900	222
*	Ruby Tuesday Inc.	62,322	189
	Arctic Cat Inc.	13,330	189
*	Kirkland’s Inc.	14,684	184
	Stage Stores Inc.	27,791	149
	Harte-Hanks Inc.	50,037	81
*	Sizmek Inc.	20,365	79
*	VOXX International Corp.
	Class A	20,073	62
	Universal Technical
	Institute Inc.	21,157	48
			91,322
Consumer Staples (3.0%)
	B&G Foods Inc.	68,257	3,241
*	Darling Ingredients Inc.	169,194	2,382
	Sanderson Farms Inc.	20,427	1,966
	J&J Snack Foods Corp.	15,123	1,845
	WD-40 Co.	13,710	1,623
^	Cal-Maine Foods Inc.	31,926	1,467
	Universal Corp.	23,356	1,405
	SpartanNash Co.	38,550	1,234
*	SUPERVALU Inc.	190,143	1,042

	Andersons Inc.	26,964	996
	Calavo Growers Inc.	15,213	897
*	Central Garden & Pet Co.
	Class A	34,104	827
	Inter Parfums Inc.	17,512	598
	Medifast Inc.	9,564	352
*	Central Garden & Pet Co.	10,060	258
*	Seneca Foods Corp. Class A	6,107	180
			20,313
Energy (2.9%)
*	PDC Energy Inc.	47,621	3,162
	US Silica Holdings Inc.	65,286	2,562
*	Carrizo Oil & Gas Inc.	56,200	2,152
*	Synergy Resources Corp.	199,142	1,304
*	SEACOR Holdings Inc.	16,370	962
*	Unit Corp.	52,965	905
	Green Plains Inc.	37,181	903
	Archrock Inc.	71,758	791
*	Helix Energy Solutions
	Group Inc.	102,943	772
*	Newpark Resources Inc.	86,264	609
*	TETRA Technologies Inc.	93,083	563
*	Exterran Corp.	36,104	510
*	Matrix Service Co.	27,318	505
	Atwood Oceanics Inc.	59,822	473
*	REX American Resources
	Corp.	5,726	461
	Bristow Group Inc.	36,037	411
*,^	Bill Barrett Corp.	61,685	410
	Tesco Corp.	47,798	325
*,^	Cloud Peak Energy Inc.	62,601	259
^	CARBO Ceramics Inc.	20,091	252
*	Geospace Technologies
	Corp.	13,741	243
*	Contango Oil & Gas Co.	22,973	222
*	Pioneer Energy Services
	Corp.	66,359	221
*	Hornbeck Offshore Services
	Inc.	32,795	179
*,^	Northern Oil and Gas Inc.	55,186	179
^	Tidewater Inc.	48,362	158
*	Era Group Inc.	20,028	146
	Gulf Island Fabrication Inc.	14,097	124
*,^	Gulfmark Offshore Inc.	25,973	56
*,^	Bonanza Creek Energy Inc.	40,972	42
*,^	Basic Energy Services Inc.	41,208	15
			19,876
Financials (23.4%)
	ProAssurance Corp.	54,691	3,009
	Wintrust Financial Corp.	53,010	2,946
	Home BancShares Inc.	125,565	2,938
	Acadia Realty Trust	77,938	2,879
	RLI Corp.	39,064	2,773
	United Bankshares Inc.	69,103	2,723
	CoreSite Realty Corp.	34,880	2,721

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	UMB Financial Corp.	43,241	2,629
	First Financial Bankshares
	Inc.	67,914	2,487
*	Texas Capital Bancshares
	Inc.	47,196	2,479
	Kite Realty Group Trust	85,709	2,475
	Retail Opportunity
	Investments Corp.	109,308	2,439
	EastGroup Properties Inc.	33,084	2,428
	Selective Insurance Group
	Inc.	59,264	2,365
	Lexington Realty Trust	217,465	2,346
	Glacier Bancorp Inc.	78,310	2,345
	Cousins Properties Inc.	205,213	2,261
	Interactive Brokers Group
	Inc.	62,936	2,258
	Pinnacle Financial Partners
	Inc.	39,786	2,255
*	Hope Bancorp Inc.	130,539	2,245
	PS Business Parks Inc.	20,044	2,221
	Sterling Bancorp	123,513	2,205
	DiamondRock Hospitality
	Co.	206,490	2,187
	Community Bank System
	Inc.	45,352	2,152
	Evercore Partners Inc.
	Class A	40,795	2,090
	Great Western Bancorp Inc.	60,337	2,066
	LTC Properties Inc.	38,982	2,024
	Columbia Banking System
	Inc.	59,635	1,970
	Old National Bancorp	138,589	1,962
	CVB Financial Corp.	103,082	1,834
	American Assets Trust Inc.	40,613	1,799
	Pennsylvania REIT	71,424	1,792
	Financial Engines Inc.	54,368	1,738
	Sabra Health Care REIT Inc.	67,165	1,711
	Government Properties
	Income Trust	73,132	1,704
	First Midwest Bancorp Inc.	83,707	1,638
	Northwest Bancshares Inc.	104,832	1,627
	American Equity Investment
	Life Holding Co.	90,471	1,594
	Chesapeake Lodging Trust	61,851	1,576
	GEO Group Inc.	76,048	1,524
*	PRA Group Inc.	47,632	1,523
	United Community Banks
	Inc.	72,283	1,517
	Parkway Properties Inc.	83,850	1,509
	Horace Mann Educators
	Corp.	41,252	1,508
	First Cash Financial
	Services Inc.	29,037	1,502
	Simmons First National
	Corp. Class A	29,389	1,475

	Astoria Financial Corp.	93,834	1,436
	Independent Bank Corp.	27,042	1,433
	NBT Bancorp Inc.	44,164	1,426
	First Financial Bancorp	63,598	1,386
	Franklin Street Properties
	Corp.	109,301	1,373
	LegacyTexas Financial
	Group Inc.	45,067	1,367
^	Westamerica Bancorporation	26,228	1,333
	Provident Financial Services
	Inc.	60,855	1,313
	Summit Hotel Properties Inc.	89,712	1,283
*,^	BofI Holding Inc.	58,924	1,267
	AMERISAFE Inc.	19,749	1,185
	ServisFirst Bancshares Inc.	22,403	1,174
	Agree Realty Corp.	24,326	1,167
	Four Corners Property Trust
	Inc.	55,471	1,149
	Banc of California Inc.	50,595	1,129
	Stewart Information
	Services Corp.	23,965	1,097
	Boston Private Financial
	Holdings Inc.	85,106	1,096
	Cash America International
	Inc.	24,647	1,073
	Navigators Group Inc.	11,332	1,065
	S&T Bancorp Inc.	35,883	1,032
*	Green Dot Corp. Class A	44,366	1,029
	Employers Holdings Inc.	33,305	1,015
	Ameris Bancorp	28,619	997
	Capstead Mortgage Corp.	98,495	977
	Safety Insurance Group Inc.	14,493	963
	Infinity Property & Casualty
	Corp.	11,367	958
	HFF Inc. Class A	35,576	954
	United Fire Group Inc.	21,874	945
	Tompkins Financial Corp.	12,667	936
	Banner Corp.	21,120	935
	First Commonwealth
	Financial Corp.	91,225	931
	Cardinal Financial Corp.	33,366	896
	CareTrust REIT Inc.	59,542	885
	Hanmi Financial Corp.	33,171	870
	Brookline Bancorp Inc.	72,403	865
	Southside Bancshares Inc.	25,089	824
	Universal Insurance
	Holdings Inc.	33,177	822
	Central Pacific Financial
	Corp.	31,849	815
	Maiden Holdings Ltd.	58,474	808
	City Holding Co.	15,442	781
	Universal Health Realty
	Income Trust	12,626	778
	Saul Centers Inc.	11,721	777

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	RE/MAX Holdings Inc.
	Class A	18,168	757
*	Walker & Dunlop Inc.	28,002	742
	TrustCo Bank Corp. NY	98,498	703
*	Customers Bancorp Inc.	25,797	690
*,^	LendingTree Inc.	7,099	689
	Urstadt Biddle Properties
	Inc. Class A	30,117	684
	Opus Bank	19,332	675
	Greenhill & Co. Inc.	28,445	653
	Northfield Bancorp Inc.	40,292	640
	Getty Realty Corp.	26,944	634
	Oritani Financial Corp.	39,278	631
*	Piper Jaffray Cos.	13,720	609
*	First BanCorp	120,171	589
	Cedar Realty Trust Inc.	77,100	584
	Virtus Investment Partners
	Inc.	6,147	561
	Dime Community
	Bancshares Inc.	31,664	559
*	INTL. FCStone Inc.	15,495	558
*	EZCORP Inc. Class A	52,611	545
*	Encore Capital Group Inc.	24,323	524
	Investment Technology
	Group Inc.	34,027	523
	OFG Bancorp	45,231	493
*	Forestar Group Inc.	35,010	439
*	World Acceptance Corp.	8,634	415
	Bank Mutual Corp.	43,277	338
	Talmer Bancorp Inc. Class A	13,382	311
	United Insurance Holdings
	Corp.	18,277	288
	HCI Group Inc.	8,963	285
*	Enova International Inc.	27,365	262
*	First NBC Bank Holding Co.	16,183	211
*	eHealth Inc.	17,137	193
	Calamos Asset
	Management Inc. Class A	17,831	125
			157,904
Health Care (12.4%)
*	NuVasive Inc.	51,235	3,354
*	Medidata Solutions Inc.	58,909	3,187
*	Medicines Co.	71,525	2,802
	Cantel Medical Corp.	36,873	2,788
*	Masimo Corp.	45,327	2,681
*	Integra LifeSciences
	Holdings Corp.	29,849	2,579
*	Nektar Therapeutics	140,093	2,501
	Chemed Corp.	17,023	2,297
*	Neogen Corp.	38,579	2,278
*	Ligand Pharmaceuticals Inc.	19,481	2,013
*	Haemonetics Corp.	52,495	1,951
*	HMS Holdings Corp.	86,521	1,887
*	ICU Medical Inc.	14,880	1,857

*	AMN Healthcare Services
	Inc.	49,384	1,789
*	Impax Laboratories Inc.	71,337	1,726
*	Magellan Health Inc.	25,325	1,447
*	Cambrex Corp.	32,905	1,409
*	Omnicell Inc.	36,928	1,388
*	Amedisys Inc.	28,806	1,386
*	Natus Medical Inc.	34,047	1,325
*	Select Medical Holdings
	Corp.	108,006	1,283
*	Depomed Inc.	62,849	1,275
*	Zeltiq Aesthetics Inc.	33,311	1,270
*	Air Methods Corp.	35,932	1,264
*	Cynosure Inc. Class A	24,185	1,260
*	HealthEquity Inc.	36,260	1,181
*	Diplomat Pharmacy Inc.	37,308	1,167
*	Surgical Care Affiliates Inc.	27,974	1,154
*	Acorda Therapeutics Inc.	47,411	1,142
	Analogic Corp.	12,698	1,130
*	Merit Medical Systems Inc.	45,461	1,102
	Abaxis Inc.	21,697	1,088
	CONMED Corp.	26,580	1,084
*	Repligen Corp.	34,531	1,070
*	Lannett Co. Inc.	28,714	972
	Kindred Healthcare Inc.	87,369	965
	Ensign Group Inc.	47,940	901
*	Inogen Inc.	14,955	868
*	Vascular Solutions Inc.	17,892	862
*	Emergent BioSolutions Inc.	32,065	854
*	AMAG Pharmaceuticals Inc.	35,513	846
	Meridian Bioscience Inc.	43,269	842
*	Luminex Corp.	39,657	836
	US Physical Therapy Inc.	12,870	811
*	Healthways Inc.	32,302	808
*	PharMerica Corp.	31,617	799
*	Momenta Pharmaceuticals
	Inc.	65,087	782
*	Supernus Pharmaceuticals
	Inc.	35,605	761
*	MiMedx Group Inc.	102,662	743
*	Anika Therapeutics Inc.	14,766	697
*	HealthStream Inc.	25,080	667
*	Integer Holdings Corp.	26,033	630
	Aceto Corp.	30,493	616
*	Providence Service Corp.	12,528	590
*,^	Adeptus Health Inc. Class A	13,810	588
	Quality Systems Inc.	45,626	537
*	BioTelemetry Inc.	28,657	529
*	SciClone Pharmaceuticals
	Inc.	51,197	516
*	AngioDynamics Inc.	29,323	485
*	LHC Group Inc.	13,370	475
	Landauer Inc.	9,879	469
*	ANI Pharmaceuticals Inc.	7,805	466

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Phibro Animal Health Corp.
	Class A	19,068	463
	CryoLife Inc.	26,497	423
*	Cross Country Healthcare
	Inc.	33,639	409
*	CorVel Corp.	10,455	402
*	Spectrum Pharmaceuticals
	Inc.	72,281	384
*	Surmodics Inc.	13,412	382
	Invacare Corp.	31,087	369
*,^	Albany Molecular Research
	Inc.	22,966	340
*	Almost Family Inc.	8,955	330
*	Enanta Pharmaceuticals Inc.	13,690	301
	Computer Programs &
	Systems Inc.	10,912	282
*	Quorum Health Corp.	29,997	184
			83,299
Industrials (17.7%)
	Healthcare Services Group
	Inc.	74,397	3,003
*	Hawaiian Holdings Inc.	49,036	2,304
*	WageWorks Inc.	37,250	2,302
	Universal Forest Products
	Inc.	20,872	2,278
	ABM Industries Inc.	57,669	2,216
	Barnes Group Inc.	51,885	2,145
	Tetra Tech Inc.	59,558	2,102
	Hillenbrand Inc.	64,786	2,083
	John Bean Technologies
	Corp.	30,037	2,063
	Mueller Industries Inc.	58,733	2,030
	Matthews International
	Corp. Class A	32,938	2,026
	UniFirst Corp.	15,720	2,018
*	Moog Inc. Class A	33,771	1,992
	G&K Services Inc. Class A	20,314	1,977
	Applied Industrial
	Technologies Inc.	40,124	1,907
*	Trex Co. Inc.	30,156	1,868
*	On Assignment Inc.	49,393	1,863
	Simpson Manufacturing Co.
	Inc.	42,226	1,853
	Brink’s Co.	50,726	1,852
	Watts Water Technologies
	Inc. Class A	28,643	1,845
	Allegiant Travel Co. Class A	13,254	1,832
	AZZ Inc.	26,656	1,771
	Knight Transportation Inc.	62,672	1,761
	Matson Inc.	44,503	1,717
	Brady Corp. Class A	48,089	1,611
	Franklin Electric Co. Inc.	39,394	1,507
	SkyWest Inc.	52,831	1,491
*	TASER International Inc.	54,137	1,466

	Actuant Corp. Class A	60,537	1,443
	Forward Air Corp.	31,306	1,443
*	Hub Group Inc. Class A	35,183	1,434
	Apogee Enterprises Inc.	29,597	1,432
	Korn/Ferry International	58,891	1,404
	Mobile Mini Inc.	45,701	1,366
	Exponent Inc.	26,684	1,346
*	Proto Labs Inc.	24,339	1,332
*	Aerojet Rocketdyne
	Holdings Inc.	71,042	1,277
*	SPX FLOW Inc.	42,896	1,262
	Albany International Corp.	29,620	1,254
	Kaman Corp.	27,848	1,250
*	American Woodmark Corp.	14,028	1,220
	EnPro Industries Inc.	22,295	1,202
	ESCO Technologies Inc.	26,502	1,196
	Interface Inc. Class A	67,413	1,192
	Tennant Co.	18,190	1,177
*	Gibraltar Industries Inc.	30,632	1,169
	AAON Inc.	40,969	1,159
	Heartland Express Inc.	60,850	1,158
	Astec Industries Inc.	19,452	1,144
	Standex International Corp.	13,184	1,110
	Insperity Inc.	16,717	1,096
	Comfort Systems USA Inc.	38,298	1,087
	Cubic Corp.	22,445	1,051
	US Ecology Inc.	22,337	1,002
	CIRCOR International Inc.	16,859	996
*	Team Inc.	30,341	964
*	Navigant Consulting Inc.	48,915	961
*	TrueBlue Inc.	43,592	952
*	Chart Industries Inc.	31,452	947
*	Atlas Air Worldwide
	Holdings Inc.	25,447	945
*	Patrick Industries Inc.	14,733	943
*	Mercury Systems Inc.	41,067	931
*	Wabash National Corp.	66,680	930
	Raven Industries Inc.	37,230	914
	Multi-Color Corp.	13,488	901
	Greenbrier Cos. Inc.	26,246	889
*	Lydall Inc.	17,615	846
	Briggs & Stratton Corp.	44,481	846
	AAR Corp.	33,503	825
	Encore Wire Corp.	21,286	824
	Harsco Corp.	82,391	820
	General Cable Corp.	50,739	818
	Federal Signal Corp.	62,192	815
*	SPX Corp.	42,683	808
^	Lindsay Corp.	11,087	798
*	Saia Inc.	25,662	781
	Viad Corp.	20,877	747
	Essendant Inc.	38,268	741
	Quanex Building Products
	Corp.	35,302	682
*	Aegion Corp. Class A	35,993	667

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Echo Global Logistics Inc.	25,702	663
	Griffon Corp.	37,754	646
	Alamo Group Inc.	9,607	623
*	PGT Inc.	50,041	596
	Kelly Services Inc. Class A	30,468	583
	Resources Connection Inc.	37,935	572
*	Engility Holdings Inc.	17,726	532
*	Aerovironment Inc.	21,028	520
	Marten Transport Ltd.	23,777	513
*	MYR Group Inc.	16,450	477
	ArcBest Corp.	24,852	455
	National Presto Industries
	Inc.	5,001	436
*	Veritiv Corp.	8,346	428
	Titan International Inc.	44,783	412
*	DXP Enterprises Inc.	13,107	368
	Powell Industries Inc.	8,987	357
	Heidrick & Struggles
	International Inc.	17,843	333
	American Science &
	Engineering Inc.	7,350	270
*	Roadrunner Transportation
	Systems Inc.	31,036	259
	Celadon Group Inc.	28,463	222
*	Vicor Corp.	16,941	185
*	Orion Group Holdings Inc.	28,363	169
	CDI Corp.	14,826	85
			119,084
Information Technology (16.4%)
*	Take-Two Interactive
	Software Inc.	87,220	3,791
	Blackbaud Inc.	48,833	3,290
*	Cirrus Logic Inc.	63,979	3,247
	Monolithic Power
	Systems Inc.	38,111	2,924
	Littelfuse Inc.	23,053	2,923
	MKS Instruments Inc.	54,871	2,674
*	Coherent Inc.	24,973	2,627
*	CACI International Inc.
	Class A	25,003	2,484
*	Electronics For Imaging Inc.	48,425	2,280
	LogMeIn Inc.	25,701	2,146
*	Cardtronics plc Class A	46,492	2,088
*	Sanmina Corp.	75,704	1,989
*	NETGEAR Inc.	33,482	1,908
*	Anixter International Inc.	29,224	1,869
*	Viavi Solutions Inc.	239,052	1,860
*	Itron Inc.	38,967	1,856
*	Advanced Energy
	Industries Inc.	40,694	1,788
*	Semtech Corp.	67,117	1,785
*	ExlService Holdings Inc.	34,416	1,761
	Power Integrations Inc.	29,621	1,730
*	Rovi Corp.	84,449	1,729

*	Synchronoss Technologies
	Inc.	41,377	1,727
*	Lumentum Holdings Inc.	48,757	1,712
*	MicroStrategy Inc. Class A	9,656	1,611
	Tessera Technologies Inc.	47,365	1,589
*	Plexus Corp.	34,319	1,584
*	Rambus Inc.	113,309	1,566
*,^	Stamps.com Inc.	16,143	1,561
*	Progress Software Corp.	51,732	1,501
^	Ebix Inc.	26,273	1,498
	CSG Systems International
	Inc.	33,352	1,458
	NIC Inc.	63,021	1,448
	Methode Electronics Inc.	37,947	1,391
*	Benchmark Electronics Inc.	50,736	1,224
*	Fabrinet	31,517	1,223
*	8x8 Inc.	91,894	1,219
*	OSI Systems Inc.	18,098	1,214
	Cabot Microelectronics
	Corp.	24,344	1,210
*	Sykes Enterprises Inc.	39,897	1,166
*	II-VI Inc.	54,635	1,158
*	Insight Enterprises Inc.	37,765	1,156
*	Shutterstock Inc.	19,387	1,124
*	Interactive Intelligence
	Group Inc.	18,161	1,087
*	Rogers Corp.	18,531	1,036
	ManTech International
	Corp. Class A	25,171	1,008
	Badger Meter Inc.	14,918	984
*	Cray Inc.	41,960	961
*	Rofin-Sinar Technologies Inc.	29,131	932
	ADTRAN Inc.	50,348	925
*	ScanSource Inc.	26,442	905
*	Bottomline Technologies
	de Inc.	39,008	901
	Brooks Automation Inc.	70,549	890
*	Kulicke & Soffa Industries
	Inc.	72,357	885
	Monotype Imaging Holdings
	Inc.	41,826	883
*	Qualys Inc.	25,142	865
	MTS Systems Corp.	16,882	840
*	Super Micro Computer Inc.	38,331	829
*	Diodes Inc.	39,806	820
*	Veeco Instruments Inc.	41,034	807
*	Perficient Inc.	37,159	742
*	Ixia	64,006	738
*	Virtusa Corp.	28,067	736
*	TTM Technologies Inc.	66,722	716
*	Ultratech Inc.	27,542	689
*	CEVA Inc.	20,935	659
	CTS Corp.	33,544	647
	DTS Inc.	18,032	603

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	VASCO Data Security
	International Inc.	30,774	561
*	Rudolph Technologies Inc.	31,842	559
*	FARO Technologies Inc.	17,063	556
	Epiq Systems Inc.	33,447	549
*	CalAmp Corp.	37,493	547
*	ePlus Inc.	5,750	520
*	Nanometrics Inc.	25,044	509
	TeleTech Holdings Inc.	16,881	479
*	XO Group Inc.	24,520	457
*	Exar Corp.	50,077	456
*	Blucora Inc.	42,728	442
	Forrester Research Inc.	10,296	422
*	LivePerson Inc.	50,960	397
	Daktronics Inc.	39,562	377
*	Tangoe Inc.	38,273	356
*	Harmonic Inc.	79,722	346
	Park Electrochemical Corp.	20,875	345
*	Monster Worldwide Inc.	91,692	336
*	DHI Group Inc.	42,825	331
	Comtech
	Telecommunications Corp.	24,100	311
*	Digi International Inc.	26,721	306
	Cohu Inc.	25,879	281
*	DSP Group Inc.	22,410	259
*	Liquidity Services Inc.	25,454	255
	Black Box Corp.	15,569	217
	Bel Fuse Inc. Class B	9,048	208
*	Agilysys Inc.	15,386	170
*	Electro Scientific Industries
	Inc.	28,713	160
*	Kopin Corp.	64,462	139
*	QuinStreet Inc.	36,232	111
*	Ciber Inc.	72,699	88
			110,227
Materials (5.6%)
	Chemours Co.	186,571	2,461
	HB Fuller Co.	51,352	2,438
	Balchem Corp.	32,462	2,273
*	Ingevity Corp.	43,287	1,921
	Kaiser Aluminum Corp.	18,513	1,578
*	Stillwater Mining Co.	124,476	1,575
	KapStone Paper and
	Packaging Corp.	88,308	1,546
	Innospec Inc.	24,646	1,461
	Neenah Paper Inc.	17,207	1,384
*	Headwaters Inc.	76,135	1,380
	Quaker Chemical Corp.	13,609	1,361
	Stepan Co.	18,826	1,323
	Schweitzer-Mauduit
	International Inc.	31,439	1,235
*	Kraton Performance
	Polymers Inc.	31,707	1,143

*	Clearwater Paper Corp.	17,624	1,094
*	AK Steel Holding Corp.	244,388	1,090
*	Boise Cascade Co.	39,740	1,043
	PH Glatfelter Co.	44,688	991
*	Flotek Industries Inc.	55,399	859
	Innophos Holdings Inc.	19,904	840
	Deltic Timber Corp.	11,005	781
	A Schulman Inc.	30,051	766
*	US Concrete Inc.	14,215	754
	Calgon Carbon Corp.	51,864	752
*	Koppers Holdings Inc.	21,155	691
	Materion Corp.	20,545	603
	Rayonier Advanced
	Materials Inc.	44,341	545
	Tredegar Corp.	25,513	481
	Haynes International Inc.	12,816	473
	American Vanguard Corp.	26,487	446
	SunCoke Energy Inc.	65,853	429
	Hawkins Inc.	9,776	427
*	TimkenSteel Corp.	39,198	386
	Myers Industries Inc.	22,468	322
*	Century Aluminum Co.	51,150	321
	FutureFuel Corp.	23,174	271
*	LSB Industries Inc.	20,637	248
	Olympic Steel Inc.	9,232	178
*	Intrepid Potash Inc.	58,582	81
			37,951
Other (0.0%)[2]
*	Gerber Scientific Inc. CVR	4,758	—

Telecommunication Services (1.0%)
	Cogent Communications
	Holdings Inc.	42,316	1,504
	Consolidated
	Communications
	Holdings Inc.	52,079	1,253
*	Cincinnati Bell Inc.	215,489	901
	ATN International Inc.	11,133	727
*	Iridium Communications Inc.	83,625	697
	Inteliquent Inc.	34,878	580
*	General Communication Inc.
	Class A	30,090	418
	Spok Holdings Inc.	21,100	349
*	Lumos Networks Corp.	24,036	331
			6,760
Utilities (3.8%)
	Piedmont Natural Gas Co.
	Inc.	83,356	5,010
	Spire Inc.	46,915	3,035
	NorthWestern Corp.	49,551	2,865
	ALLETE Inc.	47,631	2,825
	Avista Corp.	64,987	2,640
	South Jersey Industries Inc.	81,711	2,425

S&P Small-Cap 600 Index Fund

		Market
		Value•
	Shares	($000)
El Paso Electric Co.	41,623	1,902
Northwest Natural Gas Co.	28,267	1,688
California Water Service
Group	49,360	1,505
American States Water Co.	37,616	1,466
		25,361
Total Common Stocks
(Cost $630,233)		672,097
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
3,[4] Vanguard Market Liquidity
Fund, 0.612%	48,793	4,880

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.400%, 9/16/16	200	200
Total Temporary Cash Investments
(Cost $5,080)		5,080
Total Investments (100.6%)
(Cost $635,313)		677,177

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	50
Receivables for Investment Securities Sold	1,761
Receivables for Accrued Income	528
Receivables for Capital Shares Issued	184
Total Other Assets	2,523
Liabilities
Payables for Investment Securities
Purchased	(1,117)
Collateral for Securities on Loan	(4,878)
Payables for Capital Shares Redeemed	(210)
Payables to Vanguard	(147)
Other Liabilities	(58)
Total Liabilities	(6,410)
Net Assets (100%)	673,290

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	635,647
Undistributed Net Investment Income	4,494
Accumulated Net Realized Losses	(8,742)
Unrealized Appreciation (Depreciation)
Investment Securities	41,864
Futures Contracts	27
Net Assets	673,290

S&P Small-Cap 600 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 3,050,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	342,299
Net Asset Value Per Share—
ETF Shares	$112.23

Institutional Shares—Net Assets
Applicable to 1,467,427 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	330,991
Net Asset Value Per Share—
Institutional Shares	$225.56

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,605,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $4,878,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	7,603
Interest[1]	12
Securities Lending—Net	202
Total Income	7,817
Expenses
The Vanguard Group—Note B
Investment Advisory Services	89
Management and Administrative—ETF Shares	213
Management and Administrative—Institutional Shares	76
Marketing and Distribution—ETF Shares	19
Marketing and Distribution—Institutional Shares	8
Custodian Fees	126
Auditing Fees	32
Shareholders’ Reports—ETF Shares	19
Shareholders’ Reports—Institutional Shares	5
Total Expenses	587
Net Investment Income	7,230
Realized Net Gain (Loss)
Investment Securities Sold[1]	21,482
Futures Contracts	322
Realized Net Gain (Loss)	21,804
Change in Unrealized Appreciation (Depreciation)
Investment Securities	43,803
Futures Contracts	97
Change in Unrealized Appreciation (Depreciation)	43,900
Net Increase (Decrease) in Net Assets Resulting from Operations	72,934
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $10,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,230	5,254
Realized Net Gain (Loss)	21,804	50,689
Change in Unrealized Appreciation (Depreciation)	43,900	(52,901)
Net Increase (Decrease) in Net Assets Resulting from Operations	72,934	3,042
Distributions
Net Investment Income
ETF Shares	(2,746)	(1,964)
Institutional Shares	(3,398)	(2,125)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(6,144)	(4,089)
Capital Share Transactions
ETF Shares	104,022	41,744
Institutional Shares	58,790	59,230
Net Increase (Decrease) from Capital Share Transactions	162,812	100,974
Total Increase (Decrease)	229,602	99,927
Net Assets
Beginning of Period	443,688	343,761
End of Period[1]	673,290	443,688
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,494,000 and $3,408,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$100.42	$99.81	$84.98	$68.12	$58.84
Investment Operations
Net Investment Income	1.375[1]	1.204	.976	1.024	.745
Net Realized and Unrealized Gain (Loss)
on Investments	11.683	.497	14.697	16.854	9.012
Total from Investment Operations	13.058	1.701	15.673	17.878	9.757
Distributions
Dividends from Net Investment Income	(1.248)	(1.091)	(.843)	(1.018)	(.477)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.248)	(1.091)	(.843)	(1.018)	(.477)
Net Asset Value, End of Period	$112.23	$100.42	$99.81	$84.98	$68.12

Total Return	13.17%	1.69%	18.47%	26.57%	16.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$342	$206	$165	$85	$34
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.36%	1.27%	1.10%	1.48%	1.28%
Portfolio Turnover Rate [2]	15%	11%	16%	12%	12%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$201.83	$200.56	$170.71	$136.79	$118.12
Investment Operations
Net Investment Income	2.925[1]	2.545	2.049	2.131	1.558
Net Realized and Unrealized Gain (Loss)
on Investments	23.454	1.019	29.565	33.883	18.126
Total from Investment Operations	26.379	3.564	31.614	36.014	19.684
Distributions
Dividends from Net Investment Income	(2.649)	(2.294)	(1.764)	(2.094)	(1.014)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.649)	(2.294)	(1.764)	(2.094)	(1.014)
Net Asset Value, End of Period	$225.56	$201.83	$200.56	$170.71	$136.79

Total Return	13.22%	1.77%	18.57%	26.65%	16.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$331	$238	$179	$152	$101
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.34%	1.17%	1.55%	1.35%
Portfolio Turnover Rate [2]	15%	11%	16%	12%	12%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $50,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	672,097	—	—
Temporary Cash Investments	4,880	200	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	676,970	200	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2016	3	469	9
E-mini Russell 2000 Index	September 2016	7	867	18
				27

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $22,447,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $4,611,000 of ordinary income available for distribution. The fund had available capital losses totaling $8,727,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $635,313,000. Net unrealized appreciation of investment securities for tax purposes was $41,864,000, consisting of unrealized gains of $90,522,000 on securities that had risen in value since their purchase and $48,658,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $323,774,000 of investment securities and sold $157,972,000 of investment securities, other than temporary cash investments. Purchases and sales include $182,846,000 and $79,795,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Small-Cap 600 Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	195,784	1,900	286,089	2,750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(91,762)	(900)	(244,345)	(2,350)
Net Increase (Decrease) —ETF Shares	104,022	1,000	41,744	400
Institutional Shares
Issued	95,096	466	95,360	461
Issued in Lieu of Cash Distributions	1,960	10	2,125	10
Redeemed	(38,266)	(187)	(38,255)	(186)
Net Increase (Decrease) —Institutional Shares	58,790	289	59,230	285

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOV	VSMVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.38%	1.50%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Number of Stocks	458	456	3,817
Median Market Cap	$1.4B	$1.4B	$51.2B
Price/Earnings Ratio	26.9x	27.0x	23.5x
Price/Book Ratio	1.7x	1.7x	2.8x
Return on Equity	9.1%	9.1%	16.6%
Earnings Growth Rate	3.8%	3.8%	7.5%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	42%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Consumer Discretionary 15.9%		16.0%	12.9%
Consumer Staples	3.4	3.3	8.9
Energy	3.9	3.9	6.4
Financials	22.7	22.7	18.0
Health Care	5.6	5.6	14.1
Industrials	18.7	18.7	10.4
Information Technology 15.2		15.2	20.3
Materials	7.7	7.7	3.3
Telecommunication
Services	1.1	1.1	2.4
Utilities	5.8	5.8	3.3

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.75
Beta	1.00	1.10
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Spire Inc.	Gas Utilities	0.9%
Wintrust Financial Corp.	Regional Banks	0.9
NorthWestern Corp.	Multi-Utilities	0.9
ALLETE Inc.	Electric Utilities	0.9
Avista Corp.	Multi-Utilities	0.8
UMB Financial Corp.	Regional Banks	0.8
CACI International Inc.	IT Consulting &
	Other Services	0.8
Kite Realty Group Trust	Retail REITs	0.8
Chemours Co.	Diversified Chemicals	0.8
Wolverine World Wide
Inc.	Footwear	0.7
Top Ten		8.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P Small-Cap 600 Value Index
	Fund*ETF Shares Net Asset Value	15.14%	15.02%	14.99%	$23,054
	S&P Small-Cap 600 Value Index
	Fund*ETF Shares Market Price	15.20	15.03	14.99	23,056
••••••••	S&P SmallCap 600 Value Index	15.36	15.25	15.21	23,324
– – – –	Small-Cap Value Funds Average	9.80	12.02	12.23	19,938
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	14.48	22,460
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2014)	Investment
S&P Small-Cap 600 Value Index Fund
Institutional Shares	15.28%	6.60%	$5,603,248

S&P SmallCap 600 Value Index	15.36	6.67	5,609,632
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	5.25	5,477,068

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The total returns shown are based on the period beginning November 19, 2014.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Market Price	15.20%	101.42%	130.56%
S&P Small-Cap 600 Value Index Fund ETF Shares
Net Asset Value	15.14	101.31	130.54
S&P SmallCap 600 Value Index	15.36	103.33	133.24
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		0.49%	11.41%	14.25%
Net Asset Value		0.53	11.15	14.24
Institutional Shares	11/19/2014	0.65	—	3.31

S&P Small-Cap 600 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (15.9%)
	Wolverine World Wide Inc.	50,189	1,200
	Interval Leisure Group Inc.	55,890	972
	Marriott Vacations
	Worldwide Corp.	12,376	954
	Children’s Place Inc.	9,515	775
*	Genesco Inc.	10,541	766
*	Five Below Inc.	16,277	725
	Gannett Co. Inc.	58,746	701
	Group 1 Automotive Inc.	10,572	627
	Caleres Inc.	21,997	571
	Scholastic Corp.	13,422	540
	Finish Line Inc. Class A	21,269	512
*	Cooper-Standard Holding Inc.	5,123	507
*	Steven Madden Ltd.	14,014	492
	Cato Corp. Class A	13,071	448
	Standard Motor Products Inc.	9,963	446
*	Hibbett Sports Inc.	11,291	433
	Ethan Allen Interiors Inc.	12,877	431
	Core-Mark Holding Co. Inc.	10,740	410
	Bob Evans Farms Inc.	9,987	409
*	Express Inc.	34,531	409
	DineEquity Inc.	4,931	385
*	Belmond Ltd. Class A	33,472	374
^	Buckle Inc.	14,120	364
	Barnes & Noble Inc.	30,508	350
	La-Z-Boy Inc.	12,831	342
*	Vitamin Shoppe Inc.	12,234	339
*	American Axle &
	Manufacturing Holdings Inc.	19,283	331
	Superior Industries
	International Inc.	11,271	328
	Rent-A-Center Inc.	26,765	327
*	Asbury Automotive Group
	Inc.	6,030	324
	Tailored Brands Inc.	24,522	323
*	Crocs Inc.	36,977	319
*	Dorman Products Inc.	5,010	316

	Capella Education Co.	5,356	316
*	iRobot Corp.	7,755	309
*	Universal Electronics Inc.	3,855	285
*	TopBuild Corp.	8,139	278
*	Strayer Education Inc.	5,620	274
	MDC Holdings Inc.	10,272	268
*	EW Scripps Co. Class A	15,049	256
	Sonic Automotive Inc.
	Class A	14,466	247
*	Iconix Brand Group Inc.	28,265	237
*	Regis Corp.	18,751	236
*	Select Comfort Corp.	8,934	235
*	Biglari Holdings Inc.	531	234
*	Career Education Corp.	34,416	225
*	G-III Apparel Group Ltd.	7,069	223
*	Barnes & Noble Education
	Inc.	19,676	220
^,*	Lumber Liquidators Holdings
	Inc.	13,643	215
	Shoe Carnival Inc.	7,194	213
*	FTD Cos. Inc.	8,927	210
	Fred’s Inc. Class A	17,622	199
*	Unifi Inc.	7,540	196
	Oxford Industries Inc.	3,116	194
	Haverty Furniture Cos. Inc.	9,596	192
	Callaway Golf Co.	16,540	189
	Movado Group Inc.	8,233	187
^	Outerwall Inc.	3,376	175
*	Fiesta Restaurant Group Inc.	6,764	171
*	Red Robin Gourmet Burgers
	Inc.	3,362	169
*	American Public Education
	Inc.	8,076	167
*	Zumiez Inc.	9,541	159
*	M/I Homes Inc.	6,737	156
*	BJ’s Restaurants Inc.	3,902	155
*	Vera Bradley Inc.	10,269	154
*	Cavco Industries Inc.	1,460	153
*	Tuesday Morning Corp.	22,526	150
	Winnebago Industries Inc.	5,712	138

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Stein Mart Inc.	15,010	121
	Big 5 Sporting Goods Corp.	9,286	116
*	Scientific Games Corp.
	Class A	13,581	112
*	Perry Ellis International Inc.	5,911	110
*	MarineMax Inc.	5,417	107
*	Motorcar Parts of America
	Inc.	3,709	105
	Marcus Corp.	4,278	101
*	Chuy’s Holdings Inc.	3,264	99
	Arctic Cat Inc.	6,606	94
*	Ruby Tuesday Inc.	30,151	92
*	Kirkland’s Inc.	7,194	90
	PetMed Express Inc.	3,885	78
	Stage Stores Inc.	13,692	74
	Harte-Hanks Inc.	23,954	39
*	Sizmek Inc.	9,916	38
*	VOXX International Corp.
	Class A	10,128	31
	Universal Technical Institute
	Inc.	10,722	24
			25,566
Consumer Staples (3.4%)
*	Darling Ingredients Inc.	82,964	1,168
	Sanderson Farms Inc.	10,016	964
	Universal Corp.	11,453	689
	SpartanNash Co.	18,888	605
	Andersons Inc.	13,255	490
*	Central Garden & Pet Co.
	Class A	16,720	405
	J&J Snack Foods Corp.	2,595	316
	Inter Parfums Inc.	8,609	294
*	SUPERVALU Inc.	44,276	243
*	Central Garden & Pet Co.	4,999	128
	Medifast Inc.	2,605	96
*	Seneca Foods Corp. Class A	3,042	90
			5,488
Energy (3.9%)
	US Silica Holdings Inc.	12,177	478
*	SEACOR Holdings Inc.	8,035	472
*	Unit Corp.	25,946	444
	Green Plains Inc.	18,247	443
*	PDC Energy Inc.	6,544	435
*	Carrizo Oil & Gas Inc.	11,030	422
	Archrock Inc.	35,126	387
*	Helix Energy Solutions
	Group Inc.	50,441	378
*	Newpark Resources Inc.	42,398	299
*	Exterran Corp.	17,701	250
^	Atwood Oceanics Inc.	29,369	232
*	REX American Resources
	Corp.	2,774	223
*	Bill Barrett Corp.	30,298	201
	Bristow Group Inc.	17,604	201
	Tesco Corp.	23,260	158

^,*	Cloud Peak Energy Inc.	30,982	128
*	TETRA Technologies Inc.	21,039	127
^	CARBO Ceramics Inc.	9,966	125
*	Matrix Service Co.	6,461	120
*	Geospace Technologies Corp.	6,741	119
*	Pioneer Energy Services
	Corp.	32,711	109
*	Contango Oil & Gas Co.	11,190	108
*	Hornbeck Offshore Services
	Inc.	16,132	88
^	Tidewater Inc.	23,577	77
*	Era Group Inc.	9,821	72
	Gulf Island Fabrication Inc.	6,814	60
^,*	Northern Oil and Gas Inc.	14,388	47
*	Gulfmark Offshore Inc.	13,055	28
^,*	Bonanza Creek Energy Inc.	20,679	21
^,*	Basic Energy Services Inc.	19,991	8
			6,260
Financials (22.6%)
	Wintrust Financial Corp.	25,993	1,445
	UMB Financial Corp.	21,203	1,289
	Kite Realty Group Trust	42,027	1,214
	Lexington Realty Trust	106,635	1,151
	Old National Bancorp	67,957	962
	Sabra Health Care REIT Inc.	32,906	838
	Northwest Bancshares Inc.	51,348	797
	American Equity Investment
	Life Holding Co.	44,363	782
	Chesapeake Lodging Trust	30,290	772
	GEO Group Inc.	37,290	747
	Parkway Properties Inc.	41,115	740
	Horace Mann Educators
	Corp.	20,228	739
	First Cash Financial Services
	Inc.	14,238	736
	Astoria Financial Corp.	46,012	704
	First Financial Bancorp	31,185	680
	Franklin Street Properties
	Corp.	53,596	673
	ProAssurance Corp.	11,799	649
	Provident Financial Services
	Inc.	29,824	643
	United Bankshares Inc.	15,244	601
	Government Properties
	Income Trust	24,014	560
	EastGroup Properties Inc.	7,621	559
	Stewart Information
	Services Corp.	11,766	539
	Boston Private Financial
	Holdings Inc.	41,784	538
	Pennsylvania REIT	21,350	536
*	Texas Capital Bancshares
	Inc.	10,176	534
	Selective Insurance Group
	Inc.	13,358	533

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Cash America International
	Inc.	12,092	526
	Navigators Group Inc.	5,564	523
*	Green Dot Corp. Class A	21,784	505
	DiamondRock Hospitality Co.	46,534	493
	Capstead Mortgage Corp.	48,322	479
	Safety Insurance Group Inc.	7,114	473
	Infinity Property & Casualty
	Corp.	5,579	470
	Cousins Properties Inc.	42,301	466
	Community Bank System Inc.	9,794	465
	Great Western Bancorp Inc.	13,325	456
	PS Business Parks Inc.	3,737	414
	Southside Bancshares Inc.	12,300	404
	Glacier Bancorp Inc.	13,062	391
	LTC Properties Inc.	7,268	377
^	Westamerica Bancorporation	7,201	366
	Sterling Bancorp	19,986	357
	NBT Bancorp Inc.	10,830	350
	TrustCo Bank Corp. NY	48,143	344
	Interactive Brokers Group
	Inc.	9,566	343
*	Customers Bancorp Inc.	12,680	339
*	Piper Jaffray Cos.	6,748	300
*	First BanCorp	59,069	289
	CVB Financial Corp.	16,168	288
	Dime Community
	Bancshares Inc.	15,534	274
	American Assets Trust Inc.	6,170	273
*	INTL. FCStone Inc.	7,581	273
*	PRA Group Inc.	8,403	269
*	EZCORP Inc. Class A	25,681	266
	RE/MAX Holdings Inc.
	Class A	6,312	263
	Columbia Banking System
	Inc.	7,889	261
*	Encore Capital Group Inc.	11,955	258
	Maiden Holdings Ltd.	17,791	246
	OFG Bancorp	22,116	241
	Agree Realty Corp.	4,881	234
	United Community Banks Inc.	10,263	215
	United Fire Group Inc.	4,822	208
	Greenhill & Co. Inc.	9,076	208
	Independent Bank Corp.	3,839	203
*	World Acceptance Corp.	4,212	203
	S&T Bancorp Inc.	6,319	182
	Summit Hotel Properties Inc.	12,284	176
	Brookline Bancorp Inc.	14,157	169
	City Holding Co.	3,241	164
	First Commonwealth
	Financial Corp.	15,705	160
	Urstadt Biddle Properties Inc.
	Class A	6,901	157
	Banc of California Inc.	6,955	155
	Saul Centers Inc.	2,287	152

	Central Pacific Financial Corp.	5,814	149
	Tompkins Financial Corp.	1,932	143
	United Insurance Holdings
	Corp.	9,065	143
	Virtus Investment Partners
	Inc.	1,482	135
	Universal Health Realty
	Income Trust	2,171	134
*	Enova International Inc.	13,583	130
	Cardinal Financial Corp.	4,590	123
*	Forestar Group Inc.	9,430	118
	CareTrust REIT Inc.	7,908	118
	Investment Technology
	Group Inc.	7,558	116
	Cedar Realty Trust Inc.	14,812	112
	Getty Realty Corp.	4,256	100
	Oritani Financial Corp.	6,018	97
*	eHealth Inc.	5,609	63
	Calamos Asset Management
	Inc. Class A	8,729	61
	HCI Group Inc.	1,853	59
*	First NBC Bank Holding Co.	3,154	41
			36,431
Health Care (5.6%)
*	HMS Holdings Corp.	42,425	925
*	Magellan Health Inc.	12,411	709
*	Select Medical Holdings
	Corp.	52,928	629
*	Medicines Co.	14,374	563
*	Haemonetics Corp.	14,917	554
	Kindred Healthcare Inc.	42,969	474
*	Healthways Inc.	15,860	397
*	PharMerica Corp.	15,502	392
*	Amedisys Inc.	6,084	293
*	Air Methods Corp.	7,917	279
*	ICU Medical Inc.	2,188	273
	Analogic Corp.	3,055	272
*	HealthEquity Inc.	7,655	249
*	AngioDynamics Inc.	14,414	238
	Abaxis Inc.	4,152	208
	CONMED Corp.	5,065	207
*	AMAG Pharmaceuticals Inc.	7,653	182
	Invacare Corp.	15,170	180
*	Inogen Inc.	2,776	161
*	Enanta Pharmaceuticals Inc.	6,711	148
	Ensign Group Inc.	7,089	133
	Meridian Bioscience Inc.	6,809	132
*	Anika Therapeutics Inc.	2,755	130
*	Spectrum Pharmaceuticals
	Inc.	23,918	127
*	Providence Service Corp.	2,650	125
	Quality Systems Inc.	10,356	122
*	Integer Holdings Corp.	4,853	118
*	Diplomat Pharmacy Inc.	3,670	115
*	ANI Pharmaceuticals Inc.	1,919	115

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	CryoLife Inc.	6,906	110
*	SciClone Pharmaceuticals
	Inc.	10,853	109
*	Adeptus Health Inc. Class A	2,320	99
	Landauer Inc.	1,650	78
	Computer Programs &
	Systems Inc.	2,730	71
*	Quorum Health Corp.	9,006	55
			8,972
Industrials (18.6%)
	ABM Industries Inc.	28,277	1,087
	Tetra Tech Inc.	29,204	1,031
	Mueller Industries Inc.	28,800	995
	UniFirst Corp.	7,707	990
*	Moog Inc. Class A	16,559	977
	Applied Industrial
	Technologies Inc.	19,675	935
	Brink’s Co.	24,869	908
	SkyWest Inc.	25,906	731
	Actuant Corp. Class A	29,683	707
*	Hub Group Inc. Class A	17,251	703
*	WageWorks Inc.	10,959	677
*	SPX FLOW Inc.	21,015	618
	Kaman Corp.	13,640	612
	EnPro Industries Inc.	10,948	590
	Astec Industries Inc.	9,521	560
	Watts Water Technologies
	Inc. Class A	8,281	533
	Cubic Corp.	11,007	515
	G&K Services Inc. Class A	5,074	494
	CIRCOR International Inc.	8,271	489
	Barnes Group Inc.	11,715	484
*	Chart Industries Inc.	15,438	465
*	Atlas Air Worldwide
	Holdings Inc.	12,519	465
	Knight Transportation Inc.	15,686	441
	Greenbrier Cos. Inc.	12,899	437
	Franklin Electric Co. Inc.	11,407	436
	Briggs & Stratton Corp.	21,862	416
	AAR Corp.	16,478	406
	Encore Wire Corp.	10,440	404
	Brady Corp. Class A	12,020	403
	Harsco Corp.	40,408	402
	General Cable Corp.	24,840	401
*	SPX Corp.	20,988	398
^	Lindsay Corp.	5,434	391
*	Saia Inc.	12,615	384
	Viad Corp.	10,214	365
	Essendant Inc.	18,737	363
	Simpson Manufacturing
	Co. Inc.	7,870	345
*	Aegion Corp. Class A	17,698	328
	Raven Industries Inc.	13,307	327
*	Echo Global Logistics Inc.	12,610	325
	Hillenbrand Inc.	9,848	317

	Mobile Mini Inc.	10,532	315
*	Gibraltar Industries Inc.	8,246	315
	Albany International Corp.	7,259	307
*	Team Inc.	9,519	302
	Tennant Co.	4,451	288
	ESCO Technologies Inc.	6,356	287
	Kelly Services Inc. Class A	14,988	287
	Heartland Express Inc.	14,591	278
*	Engility Holdings Inc.	8,702	261
*	Aerovironment Inc.	10,343	256
	Marten Transport Ltd.	11,595	250
	Insperity Inc.	3,683	241
*	MYR Group Inc.	8,084	234
	ArcBest Corp.	12,180	223
*	Navigant Consulting Inc.	11,272	221
	Forward Air Corp.	4,752	219
*	Wabash National Corp.	15,667	219
*	Veritiv Corp.	4,108	211
	Titan International Inc.	22,009	202
*	Aerojet Rocketdyne
	Holdings Inc.	10,078	181
*	DXP Enterprises Inc.	6,387	179
	Standex International Corp.	2,126	179
	Powell Industries Inc.	4,412	175
*	Mercury Systems Inc.	7,041	160
	Multi-Color Corp.	2,308	154
	Alamo Group Inc.	2,183	142
*	Roadrunner Transportation
	Systems Inc.	15,309	128
	Quanex Building Products
	Corp.	6,410	124
	Federal Signal Corp.	8,868	116
	Resources Connection Inc.	7,436	112
	Celadon Group Inc.	13,968	109
*	Patrick Industries Inc.	1,518	97
	National Presto Industries Inc.	1,010	88
	American Science &
	Engineering Inc.	2,239	82
*	Orion Group Holdings Inc.	13,808	82
	CDI Corp.	7,215	41
*	Vicor Corp.	2,505	27
			29,947
Information Technology (15.2%)
*	CACI International Inc.
	Class A	12,260	1,218
*	Sanmina Corp.	37,121	976
*	Anixter International Inc.	14,329	916
*	Viavi Solutions Inc.	117,220	912
*	Itron Inc.	19,105	910
*	Rovi Corp.	41,384	847
*	Plexus Corp.	16,810	776
	MKS Instruments Inc.	13,183	643
*	Benchmark Electronics Inc.	24,854	600
	Cabot Microelectronics Corp.	11,923	593
*	Coherent Inc.	5,508	579

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Insight Enterprises Inc.	18,496	566
*	Semtech Corp.	20,061	534
*	Rogers Corp.	9,069	507
	ManTech International Corp.
	Class A	12,351	495
*	Lumentum Holdings Inc.	13,880	487
*	Rofin-Sinar Technologies Inc.	14,297	458
	ADTRAN Inc.	24,710	454
	Littelfuse Inc.	3,508	445
*	ScanSource Inc.	12,926	442
	Brooks Automation Inc.	34,623	437
*	Kulicke & Soffa Industries
	Inc.	35,511	434
*	Diodes Inc.	19,501	402
*	Veeco Instruments Inc.	20,100	395
*	MicroStrategy Inc. Class A	2,274	379
*	TTM Technologies Inc.	32,832	352
*	Electronics For Imaging Inc.	7,360	347
*	NETGEAR Inc.	6,076	346
*	Ultratech Inc.	13,468	337
*	Advanced Energy Industries
	Inc.	7,382	324
	CTS Corp.	16,515	318
	Power Integrations Inc.	5,226	305
*	Interactive Intelligence Group
	Inc.	4,895	293
^,*	Shutterstock Inc.	5,049	293
*	Progress Software Corp.	9,889	287
*	Cardtronics plc Class A	6,381	287
*	FARO Technologies Inc.	8,392	274
	Epiq Systems Inc.	16,432	270
*	Blucora Inc.	20,821	216
	MTS Systems Corp.	4,211	210
*	Bottomline Technologies
	de Inc.	8,966	207
*	Super Micro Computer Inc.	9,377	203
	Daktronics Inc.	19,468	186
	CSG Systems International
	Inc.	4,079	178
	Monotype Imaging Holdings
	Inc.	8,383	177
*	Tangoe Inc.	18,838	175
*	Perficient Inc.	8,532	170
*	Harmonic Inc.	38,873	169
	Park Electrochemical Corp.	10,172	168
*	Sykes Enterprises Inc.	5,653	165
	Badger Meter Inc.	2,411	159
	Comtech
	Telecommunications Corp.	11,787	152
*	Nanometrics Inc.	7,404	151
*	Ixia	11,626	134
*	VASCO Data Security
	International Inc.	7,244	132
	DTS Inc.	3,892	130
*	DSP Group Inc.	10,984	127

*	LivePerson Inc.	16,236	127
*	Liquidity Services Inc.	12,432	124
*	Qualys Inc.	3,585	123
*	ePlus Inc.	1,359	123
*	Exar Corp.	13,032	119
	Black Box Corp.	7,596	106
*	CalAmp Corp.	7,210	105
	Bel Fuse Inc. Class B	4,460	102
	Forrester Research Inc.	2,325	95
*	XO Group Inc.	4,948	92
*	Rudolph Technologies Inc.	5,154	90
*	Monster Worldwide Inc.	22,038	81
*	Electro Scientific Industries
	Inc.	13,875	77
	TeleTech Holdings Inc.	2,238	63
*	Digi International Inc.	5,497	63
*	DHI Group Inc.	7,140	55
*	QuinStreet Inc.	17,889	55
	Cohu Inc.	4,731	51
*	Agilysys Inc.	4,375	48
*	Ciber Inc.	36,753	44
			24,390
Materials (7.7%)
	Chemours Co.	91,486	1,207
	HB Fuller Co.	25,180	1,196
*	Stillwater Mining Co.	61,037	772
	Stepan Co.	9,227	648
	Schweitzer-Mauduit
	International Inc.	15,398	605
*	Kraton Performance
	Polymers Inc.	15,539	560
*	Clearwater Paper Corp.	8,618	535
*	Boise Cascade Co.	19,518	512
	PH Glatfelter Co.	21,955	487
*	Flotek Industries Inc.	27,156	421
	Innophos Holdings Inc.	9,764	412
	A Schulman Inc.	14,726	376
	Calgon Carbon Corp.	25,513	370
	Quaker Chemical Corp.	3,470	347
*	Koppers Holdings Inc.	10,396	339
	Materion Corp.	10,096	296
	Kaiser Aluminum Corp.	3,443	293
	Neenah Paper Inc.	3,542	285
	Rayonier Advanced
	Materials Inc.	21,806	268
*	AK Steel Holding Corp.	59,997	268
	KapStone Paper and
	Packaging Corp.	14,712	258
	Tredegar Corp.	12,496	235
	Haynes International Inc.	6,285	232
	SunCoke Energy Inc.	32,295	211
	Hawkins Inc.	4,782	209
*	TimkenSteel Corp.	19,132	188
	Myers Industries Inc.	11,016	158
*	Century Aluminum Co.	24,940	157

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	FutureFuel Corp.	11,498	134
*	LSB Industries Inc.	10,182	122
	American Vanguard Corp.	6,746	114
	Olympic Steel Inc.	4,556	88
*	Intrepid Potash Inc.	28,485	39
			12,342
Other (0.0%)[2]
*	Gerber Scientific Inc. CVR	1,604	—

Telecommunication Services (1.1%)
	Consolidated Communications
	Holdings Inc.	14,305	344
*	Iridium Communications Inc.	40,937	341
	Cogent Communications
	Holdings Inc.	7,049	251
	ATN International Inc.	2,719	178
	Spok Holdings Inc.	10,361	171
*	Lumos Networks Corp.	11,703	161
	Inteliquent Inc.	9,652	161
*	Cincinnati Bell Inc.	37,181	155
			1,762
Utilities (5.8%)
	Spire Inc.	23,004	1,488
	NorthWestern Corp.	24,297	1,405
	ALLETE Inc.	23,355	1,385
	Avista Corp.	31,866	1,294
	South Jersey Industries Inc.	40,067	1,189
	El Paso Electric Co.	20,409	933
	Northwest Natural Gas Co.	13,860	828
	California Water Service
	Group	18,374	560
	American States Water Co.	6,999	273
			9,355
Total Common Stocks
(Cost $155,436)			160,513
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
3,[4]	Vanguard Market Liquidity
	Fund, 0.612%	7,076	708

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.348%, 10/11/16	100	100
Total Temporary Cash Investments
(Cost $808)		808
Total Investments (100.3%)
(Cost $156,244)		161,321

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		12
Receivables for Investment Securities Sold		435
Receivables for Accrued Income		160
Other Assets		5
Total Other Assets		612
Liabilities
Payables for Investment Securities
Purchased		(273)
Collateral for Securities on Loan		(707)
Payables to Vanguard		(30)
Other Liabilities		(109)
Total Liabilities		(1,119)
Net Assets (100%)		160,814

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	162,745
Undistributed Net Investment Income	510
Accumulated Net Realized Losses	(7,518)
Unrealized Appreciation (Depreciation)
Investment Securities	5,077
Futures Contracts	—
Net Assets	160,814

S&P Small-Cap 600 Value Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,175,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	125,706
Net Asset Value Per Share—
ETF Shares	$106.98

Institutional Shares—Net Assets
Applicable to 156,912 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	35,108
Net Asset Value Per Share—
Institutional Shares	$223.74

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $648,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $707,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	2,061
Interest[1]	1
Securities Lending—Net	12
Total Income	2,074
Expenses
The Vanguard Group—Note B
Investment Advisory Services	21
Management and Administrative—ETF Shares	104
Management and Administrative—Institutional Shares	—
Marketing and Distribution—ETF Shares	7
Marketing and Distribution—Institutional Shares	1
Custodian Fees	46
Auditing Fees	32
Shareholders’ Reports—ETF Shares	10
Shareholders’ Reports—Institutional Shares	—
Total Expenses	221
Net Investment Income	1,853
Realized Net Gain (Loss)
Investment Securities Sold[1]	4,348
Futures Contracts	11
Realized Net Gain (Loss)	4,359
Change in Unrealized Appreciation (Depreciation)
Investment Securities	13,049
Futures Contracts	17
Change in Unrealized Appreciation (Depreciation)	13,066
Net Increase (Decrease) in Net Assets Resulting from Operations	19,278
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $1,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,853	1,424
Realized Net Gain (Loss)	4,359	4,054
Change in Unrealized Appreciation (Depreciation)	13,066	(9,087)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,278	(3,609)
Distributions
Net Investment Income
ETF Shares	(1,886)	(1,091)
Institutional Shares	(331)	(120)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(2,217)	(1,211)
Capital Share Transactions
ETF Shares	16,679	5,043
Institutional Shares	17,620	15,248
Net Increase (Decrease) from Capital Share Transactions	34,299	20,291
Total Increase (Decrease)	51,360	15,471
Net Assets
Beginning of Period	109,454	93,983
End of Period[1]	160,814	109,454
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $510,000 and $874,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$94.66	$98.93	$82.76	$65.79	$56.68
Investment Operations
Net Investment Income	1.352	1.337	1.355[1]	1.146	.960
Net Realized and Unrealized Gain (Loss)
on Investments	12.736	(4.323)	15.685	16.731	8.801
Total from Investment Operations	14.088	(2.986)	17.040	17.877	9.761
Distributions
Dividends from Net Investment Income	(1.768)	(1.284)	(.870)	(. 907)	(.651)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.768)	(1.284)	(.870)	(. 907)	(.651)
Net Asset Value, End of Period	$106.98	$94.66	$98.93	$82.76	$65.79

Total Return	15.14%	-3.09%	20.64%	27.45%	17.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$126	$95	$94	$29	$16
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.43%	1.43%	1.73%	1.56%
Portfolio Turnover Rate [2]	42%	43%	32%	37%	29%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

Institutional Shares
	Year	Nov. 19,
	Ended	2014[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$198.02	$206.40
Investment Operations
Net Investment Income	3.057	2.201
Net Realized and Unrealized Gain (Loss) on Investments	26.649	(7.820)
Total from Investment Operations	29.706	(5.619)
Distributions
Dividends from Net Investment Income	(3.986)	(2.761)
Distributions from Realized Capital Gains	—	—
Total Distributions	(3.986)	(2.761)
Net Asset Value, End of Period	$223.74	$198.02

Total Return	15.28%	-2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35	$15
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.61%	1.55%[2]
Portfolio Turnover Rate [3]	42%	43%
1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The Financial Highlights included in these financial statements are based on activity of the Institutional Shares since November 19, 2014.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

S&P Small-Cap 600 Value Index Fund

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $12,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	160,513	—	—
Temporary Cash Investments	708	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	161,220	100	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Value Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2016	2	248	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $7,374,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $524,000 of ordinary income available for distribution. The fund had available capital losses totaling $7,518,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $156,244,000. Net unrealized appreciation of investment securities for tax purposes was $5,077,000, consisting of unrealized gains of $17,480,000 on securities that had risen in value since their purchase and $12,403,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $125,331,000 of investment securities and sold $91,365,000 of investment securities, other than temporary cash investments. Purchases and sales include $57,743,000 and $38,900,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $23,974,000 and $14,828,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

S&P Small-Cap 600 Value Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	72,083	750	82,573	825
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(55,404)	(575)	(77,530)	(775)
Net Increase (Decrease) —ETF Shares	16,679	175	5,043	50
Institutional Shares
Issued	17,622	82	15,248	75
Issued in Lieu of Cash Distributions	331	2	120	1
Redeemed	(333)	(2)	(120)	(1)
Net Increase (Decrease) —Institutional Shares	17,620	82	15,248	75

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of August 31, 2016

Portfolio Characteristics
			DJ
		S&P	U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	349	348	3,817
Median Market Cap	$1.7B	$1.7B	$51.2B
Price/Earnings Ratio	26.2x	26.3x	23.5x
Price/Book Ratio	2.9x	2.9x	2.8x
Return on Equity	12.7%	12.7%	16.6%
Earnings Growth
Rate	12.5%	12.5%	7.5%
Dividend Yield	1.1%	1.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	48%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	0.87%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 11.4%		11.3%	12.9%
Consumer Staples	2.6	2.5	8.9
Energy	2.1	2.1	6.4
Financials	24.3	24.6	18.0
Health Care	18.9	18.8	14.1
Industrials	16.8	16.8	10.4
Information Technology	17.5	17.5	20.3
Materials	3.7	3.7	3.3
Telecommunication
Services	0.9	0.9	2.4
Utilities	1.8	1.8	3.3

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.72
Beta	1.00	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Piedmont Natural Gas
Co. Inc.	Gas Utilities	1.5%
Take-Two Interactive	Home Entertainment
Software Inc.	Software	1.1
NuVasive Inc.	Health Care
	Equipment	1.0
Blackbaud Inc.	Application Software	1.0
Cirrus Logic Inc.	Semiconductors	0.9
B&G Foods Inc.	Packaged Foods &
	Meats	0.9
Medidata Solutions Inc.	Health Care
	Technology	0.9
Healthcare Services	Diversified Support
Group Inc.	Services	0.9
Home BancShares Inc.	Regional Banks	0.9
Monolithic Power
Systems Inc.	Semiconductors	0.8
Top Ten		9.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratio was 0.20%.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P Small-Cap 600 Growth Index
	Fund*ETF Shares Net Asset Value	11.24%	14.90%	16.33%	$24,717
	S&P Small-Cap 600 Growth Index
	Fund*ETF Shares Market Price	11.32	14.93	16.34	24,732
••••••••	S&P SmallCap 600 Growth Index	11.42	15.11	16.55	24,997
– – – –	Small-Cap Growth Funds Average	2.63	11.38	12.65	20,392
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	14.48	22,460
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Market Price	11.32%	100.54%	147.32%
S&P Small-Cap 600 Growth Index Fund ETF Shares
Net Asset Value	11.24	100.28	147.17
S&P SmallCap 600 Growth Index	11.42	102.12	149.97
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		-0.91%	10.86%	15.56%
Net Asset Value		-0.81	10.84	15.56

S&P Small-Cap 600 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (11.4%)
	Drew Industries Inc.	9,636	981
	Papa John’s International Inc.	10,836	811
	Lithia Motors Inc. Class A	9,369	776
	Monro Muffler Brake Inc.	12,680	715
*	Boyd Gaming Corp.	31,731	619
	Sonic Corp.	19,091	548
*	Meritage Homes Corp.	14,630	525
*	Dorman Products Inc.	7,933	500
*	Gentherm Inc.	14,325	472
*	Popeyes Louisiana Kitchen
	Inc.	8,609	469
	Sturm Ruger & Co. Inc.	7,456	457
*	Five Below Inc.	8,823	393
*	Steven Madden Ltd.	10,942	384
	Core-Mark Holding Co. Inc.	9,824	375
	Nutrisystem Inc.	11,456	330
*	G-III Apparel Group Ltd.	10,251	324
^	World Wrestling
	Entertainment Inc. Class A	14,510	301
*	TopBuild Corp.	8,772	299
*	Select Comfort Corp.	11,381	299
*	Cooper-Standard Holding Inc.	2,775	275
	Callaway Golf Co.	24,065	275
*	American Axle &
	Manufacturing Holdings Inc.	15,079	259
	La-Z-Boy Inc.	9,636	257
*	Cavco Industries Inc.	2,128	223
*	LGI Homes Inc.	5,775	222
*	Installed Building Products
	Inc.	6,521	218
*	Francesca’s Holdings Corp.	15,895	217
*	Asbury Automotive Group
	Inc.	4,001	215
^	Outerwall Inc.	4,124	214
	Oxford Industries Inc.	3,359	210
	DineEquity Inc.	2,679	209
	Ruth’s Hospitality Group Inc.	13,250	198
*	Universal Electronics Inc.	2,676	198

	MDC Holdings Inc.	7,389	193
*	iRobot Corp.	4,744	189
*	BJ’s Restaurants Inc.	4,737	188
	Blue Nile Inc.	4,557	157
*	EW Scripps Co. Class A	9,217	157
	Winnebago Industries Inc.	6,124	147
*	Red Robin Gourmet Burgers
	Inc.	2,733	137
*	Fiesta Restaurant Group Inc.	5,281	133
*	Motorcar Parts of America
	Inc.	4,317	123
*	Chuy’s Holdings Inc.	3,961	120
*	MarineMax Inc.	5,352	106
*	M/I Homes Inc.	4,455	103
*	Monarch Casino & Resort Inc.	4,264	101
	PetMed Express Inc.	4,913	99
	Marcus Corp.	4,056	96
*	Belmond Ltd. Class A	8,229	92
*	Scientific Games Corp.
	Class A	9,351	77
			14,986
Consumer Staples (2.7%)
	B&G Foods Inc.	26,104	1,239
	WD-40 Co.	5,237	620
^	Cal-Maine Foods Inc.	12,210	561
	J&J Snack Foods Corp.	3,759	459
	Calavo Growers Inc.	5,827	343
*	SUPERVALU Inc.	38,171	209
	Medifast Inc.	1,654	61
			3,492
Energy (2.1%)
*	PDC Energy Inc.	13,113	871
	US Silica Holdings Inc.	15,480	608
*	Synergy Resources Corp.	76,160	499
*	Carrizo Oil & Gas Inc.	12,896	494
*	TETRA Technologies Inc.	19,177	116
*	Matrix Service Co.	5,435	100
^,*	Northern Oil and Gas Inc.	9,969	32
			2,720

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Financials (24.2%)
	Home BancShares Inc.	48,021	1,124
	Acadia Realty Trust	29,807	1,101
	RLI Corp.	14,939	1,060
	CoreSite Realty Corp.	13,340	1,041
	First Financial Bankshares
	Inc.	25,973	951
	Retail Opportunity
	Investments Corp.	41,803	933
	Pinnacle Financial Partners
	Inc.	15,217	863
*	Hope Bancorp Inc.	49,922	859
	Evercore Partners Inc.
	Class A	15,602	799
	Financial Engines Inc.	20,792	665
	ProAssurance Corp.	11,713	644
	First Midwest Bancorp Inc.	31,977	626
	Interactive Brokers Group
	Inc.	16,608	596
	Glacier Bancorp Inc.	19,766	592
	United Bankshares Inc.	14,535	573
	Sterling Bancorp	31,648	565
	Simmons First National Corp.
	Class A	11,239	564
	Columbia Banking System
	Inc.	16,649	550
*	Texas Capital Bancshares Inc.	10,108	531
	PS Business Parks Inc.	4,753	526
	LegacyTexas Financial Group
	Inc.	17,235	523
	Cousins Properties Inc.	45,520	502
	EastGroup Properties Inc.	6,707	492
	Selective Insurance Group
	Inc.	12,240	488
^,*	BofI Holding Inc.	22,564	485
	LTC Properties Inc.	9,243	480
	CVB Financial Corp.	26,807	477
	American Assets Trust Inc.	10,718	475
	Community Bank System
	Inc.	9,713	461
	AMERISAFE Inc.	7,542	453
	DiamondRock Hospitality Co.	42,644	452
	ServisFirst Bancshares Inc.	8,555	448
	Four Corners Property Trust
	Inc.	21,190	439
	Great Western Bancorp Inc.	12,692	434
	United Community Banks
	Inc.	19,627	412
	Independent Bank Corp.	7,343	389
	Employers Holdings Inc.	12,756	389
	Ameris Bancorp	10,957	381
*	PRA Group Inc.	11,659	373
	HFF Inc. Class A	13,626	365
	Banner Corp.	8,077	358
	Summit Hotel Properties Inc.	24,698	353
	Hanmi Financial Corp.	12,681	333

	Universal Insurance
	Holdings Inc.	12,661	314
	Banc of California Inc.	13,905	310
*	Walker & Dunlop Inc.	10,704	284
	NBT Bancorp Inc.	8,464	273
	Pennsylvania REIT	10,677	268
^,*	LendingTree Inc.	2,715	263
	Agree Realty Corp.	5,477	263
	Opus Bank	7,427	259
	S&T Bancorp Inc.	8,806	253
	Tompkins Financial Corp.	3,351	248
	CareTrust REIT Inc.	16,601	247
	Cardinal Financial Corp.	9,165	246
	Northfield Bancorp Inc.	15,382	244
	First Commonwealth
	Financial Corp.	22,646	231
	Westamerica Bancorporation	4,406	224
	Government Properties
	Income Trust	9,217	215
	United Fire Group Inc.	4,598	199
	Brookline Bancorp Inc.	16,586	198
	Central Pacific Financial Corp.	7,686	197
	Universal Health Realty
	Income Trust	3,130	193
	Saul Centers Inc.	2,683	178
	City Holding Co.	3,356	170
	Oritani Financial Corp.	10,391	167
	Getty Realty Corp.	6,987	164
	Urstadt Biddle Properties
	Inc. Class A	6,079	138
	Cedar Realty Trust Inc.	17,989	136
	Bank Mutual Corp.	16,635	130
	Talmer Bancorp Inc. Class A	5,381	125
	Maiden Holdings Ltd.	8,501	117
	Investment Technology
	Group Inc.	7,171	110
	Virtus Investment Partners
	Inc.	1,198	109
	Greenhill & Co. Inc.	3,813	87
	RE/MAX Holdings Inc.
	Class A	2,010	84
*	Forestar Group Inc.	5,990	75
	HCI Group Inc.	1,984	63
*	First NBC Bank Holding Co.	3,713	48
*	eHealth Inc.	2,156	24
			31,979
Health Care (18.9%)
*	NuVasive Inc.	19,595	1,283
*	Medidata Solutions Inc.	22,529	1,219
	Cantel Medical Corp.	14,102	1,066
*	Masimo Corp.	17,335	1,025
*	Integra LifeSciences
	Holdings Corp.	11,415	987
*	Nektar Therapeutics	53,578	956
	Chemed Corp.	6,510	878

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Neogen Corp.	14,754	871
*	Ligand Pharmaceuticals Inc.	7,450	770
*	AMN Healthcare Services
	Inc.	18,887	684
*	Impax Laboratories Inc.	27,282	660
*	Medicines Co.	16,139	632
*	Cambrex Corp.	12,575	539
*	Omnicell Inc.	14,123	531
*	Natus Medical Inc.	13,021	507
*	ICU Medical Inc.	3,984	497
*	Depomed Inc.	24,024	487
*	Zeltiq Aesthetics Inc.	12,721	485
*	Cynosure Inc. Class A	9,249	482
*	Surgical Care Affiliates Inc.	10,698	441
*	Acorda Therapeutics Inc.	18,114	436
*	Merit Medical Systems Inc.	17,422	422
*	Repligen Corp.	13,227	410
*	Lannett Co. Inc.	10,982	372
*	Diplomat Pharmacy Inc.	11,415	357
*	Vascular Solutions Inc.	6,831	329
*	Emergent BioSolutions Inc.	12,287	327
*	Luminex Corp.	15,166	320
*	Haemonetics Corp.	8,430	313
	US Physical Therapy Inc.	4,916	310
*	Amedisys Inc.	6,292	303
*	Momenta Pharmaceuticals
	Inc.	24,866	299
*	Supernus Pharmaceuticals
	Inc.	13,603	291
*	MiMedx Group Inc.	39,197	284
*	Air Methods Corp.	7,570	266
*	HealthEquity Inc.	7,942	259
*	HealthStream Inc.	9,631	256
	Abaxis Inc.	5,067	254
	CONMED Corp.	6,205	253
	Ensign Group Inc.	12,896	242
	Aceto Corp.	11,633	235
	Analogic Corp.	2,490	222
	Meridian Bioscience Inc.	11,235	219
*	Inogen Inc.	3,540	205
*	BioTelemetry Inc.	10,952	202
*	LHC Group Inc.	5,124	182
*	AMAG Pharmaceuticals Inc.	7,603	181
	Phibro Animal Health Corp.
	Class A	7,273	177
*	Anika Therapeutics Inc.	3,490	165
*	Cross Country Healthcare
	Inc.	12,866	157
*	CorVel Corp.	3,997	154
*	Integer Holdings Corp.	6,149	149
*	Adeptus Health Inc. Class A	3,495	149
*	Surmodics Inc.	5,111	146
^,*	Albany Molecular Research
	Inc.	8,729	129
*	Providence Service Corp.	2,728	129

*	Almost Family Inc.	3,422	126
	Landauer Inc.	2,488	118
*	SciClone Pharmaceuticals
	Inc.	11,170	112
	Quality Systems Inc.	9,439	111
*	ANI Pharmaceuticals Inc.	1,489	89
	CryoLife Inc.	4,756	76
	Computer Programs &
	Systems Inc.	2,055	53
*	Spectrum Pharmaceuticals
	Inc.	9,104	48
*	Quorum Health Corp.	4,608	28
			24,865
Industrials (16.8%)
	Healthcare Services Group
	Inc.	28,453	1,149
*	Hawaiian Holdings Inc.	18,753	881
	Universal Forest Products
	Inc.	7,983	871
	John Bean Technologies
	Corp.	11,488	789
	Matthews International
	Corp. Class A	12,597	775
*	Trex Co. Inc.	11,533	714
*	On Assignment Inc.	18,890	712
	Allegiant Travel Co. Class A	5,069	701
	AZZ Inc.	10,191	677
	Matson Inc.	17,009	656
*	TASER International Inc.	20,679	560
	Hillenbrand Inc.	17,096	550
	Apogee Enterprises Inc.	11,319	548
	Korn/Ferry International	22,523	537
	Exponent Inc.	10,205	515
*	Proto Labs Inc.	9,308	509
*	American Woodmark Corp.	5,376	468
	Interface Inc. Class A	25,742	455
	Barnes Group Inc.	10,716	443
	AAON Inc.	15,637	442
	Simpson Manufacturing Co.
	Inc.	10,013	439
	Comfort Systems USA Inc.	14,625	415
	US Ecology Inc.	8,560	384
	Forward Air Corp.	8,261	381
	G&K Services Inc. Class A	3,810	371
*	TrueBlue Inc.	16,695	365
*	WageWorks Inc.	5,699	352
*	Aerojet Rocketdyne
	Holdings Inc.	19,291	347
	Knight Transportation Inc.	11,745	330
*	Lydall Inc.	6,734	323
	Brady Corp. Class A	9,002	301
	Watts Water Technologies
	Inc. Class A	4,492	289
*	Patrick Industries Inc.	4,465	286
	Standex International Corp.	3,374	284

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Mobile Mini Inc.	9,263	277
	Griffon Corp.	14,511	248
	Albany International Corp.	5,655	239
	Franklin Electric Co. Inc.	6,195	237
	ESCO Technologies Inc.	5,155	233
*	Mercury Systems Inc.	10,216	232
	Insperity Inc.	3,510	230
*	PGT Inc.	19,117	228
	Tennant Co.	3,483	225
	Heartland Express Inc.	11,834	225
	Multi-Color Corp.	3,362	225
	Federal Signal Corp.	16,856	221
*	Gibraltar Industries Inc.	5,255	201
*	Navigant Consulting Inc.	9,913	195
*	Wabash National Corp.	13,290	185
	Quanex Building Products
	Corp.	8,472	164
*	Team Inc.	4,172	133
	Resources Connection Inc.	8,660	131
	Alamo Group Inc.	1,988	129
	Heidrick & Struggles
	International Inc.	6,846	128
	National Presto Industries Inc.	1,126	98
	Raven Industries Inc.	3,833	94
*	Vicor Corp.	4,522	49
	American Science &
	Engineering Inc.	1,084	40
			22,186
Information Technology (17.5%)
*	Take-Two Interactive
	Software Inc.	33,356	1,450
	Blackbaud Inc.	18,675	1,258
*	Cirrus Logic Inc.	24,468	1,242
	Monolithic Power Systems
	Inc.	14,575	1,118
	LogMeIn Inc.	9,829	821
	Littelfuse Inc.	6,084	771
*	ExlService Holdings Inc.	13,162	674
*	Synchronoss Technologies
	Inc.	15,824	661
	Tessera Technologies Inc.	18,114	608
*	Electronics For Imaging Inc.	12,778	602
*	Rambus Inc.	43,281	598
^,*	Stamps.com Inc.	6,174	597
*	Cardtronics plc Class A	12,802	575
^	Ebix Inc.	10,048	573
	NIC Inc.	24,102	554
*	Coherent Inc.	5,254	553
	Methode Electronics Inc.	14,513	532
	MKS Instruments Inc.	10,702	522
*	Fabrinet	12,046	468
*	8x8 Inc.	35,141	466
*	OSI Systems Inc.	6,909	463
*	NETGEAR Inc.	8,067	460
*	II-VI Inc.	20,861	442

*	Advanced Energy Industries
	Inc.	9,802	431
	Power Integrations Inc.	7,248	423
	CSG Systems International
	Inc.	9,567	418
*	Cray Inc.	16,028	367
*	Progress Software Corp.	12,069	350
*	MicroStrategy Inc. Class A	1,921	320
*	Sykes Enterprises Inc.	10,826	316
*	Virtusa Corp.	10,733	281
*	Lumentum Holdings Inc.	7,850	276
*	Semtech Corp.	10,035	267
*	CEVA Inc.	8,057	254
	Badger Meter Inc.	3,840	253
*	Qualys Inc.	6,842	235
^,*	Shutterstock Inc.	3,488	202
	Monotype Imaging Holdings
	Inc.	9,419	199
*	Interactive Intelligence
	Group Inc.	3,119	187
*	Bottomline Technologies
	de Inc.	7,887	182
*	Ixia	15,370	177
*	Super Micro Computer Inc.	7,317	158
	MTS Systems Corp.	3,155	157
*	Perficient Inc.	7,513	150
*	Rudolph Technologies Inc.	8,124	142
	TeleTech Holdings Inc.	4,689	133
	DTS Inc.	3,844	129
*	CalAmp Corp.	8,756	128
*	VASCO Data Security
	International Inc.	6,091	111
*	ePlus Inc.	1,141	103
*	XO Group Inc.	5,525	103
	Forrester Research Inc.	2,116	87
*	DHI Group Inc.	10,750	83
*	Exar Corp.	8,971	82
*	Nanometrics Inc.	3,827	78
	Cohu Inc.	6,249	68
*	Digi International Inc.	5,878	67
*	Monster Worldwide Inc.	17,764	65
*	Kopin Corp.	24,610	53
*	LivePerson Inc.	6,762	53
*	Agilysys Inc.	2,556	28
			23,124
Materials (3.7%)
	Balchem Corp.	12,415	869
*	Ingevity Corp.	16,554	735
	Innospec Inc.	9,426	559
*	Headwaters Inc.	29,117	528
	KapStone Paper and
	Packaging Corp.	22,290	390
	Kaiser Aluminum Corp.	4,384	374
	Neenah Paper Inc.	3,818	307
	Deltic Timber Corp.	4,210	299

S&P Small-Cap 600 Growth Index Fund

		Market
		Value•
	Shares	($000)
* US Concrete Inc.	5,437	288
Quaker Chemical Corp.	2,503	250
* AK Steel Holding Corp.	46,760	209
American Vanguard Corp.	4,833	81
		4,889
Telecommunication Services (0.9%)
Cogent Communications
Holdings Inc.	10,681	380
* Cincinnati Bell Inc.	53,616	224
Consolidated
Communications Holdings
Inc.	8,751	210
* General Communication Inc.
Class A	11,501	160
ATN International Inc.	2,122	139
Inteliquent Inc.	5,888	98
		1,211
Utilities (1.8%)
Piedmont Natural Gas Co.
Inc.	31,878	1,916
American States Water Co.	8,912	347
California Water Service
Group	4,520	138
		2,401
Total Common Stocks
(Cost $121,438)		131,853
Temporary Cash Investment (1.0%)[1]
Money Market Fund (1.0%)
[2,3] Vanguard Market Liquidity
Fund, 0.612%
(Cost $1,324)	13,235	1,324
Total Investments (101.0%)
(Cost $122,762)		133,177

Amount
($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard	10
Receivables for Investment Securities Sold	553
Receivables for Accrued Income	75
Receivables for Capital Shares Issued	15
Other Assets [4]	6
Total Other Assets	659
Liabilities
Payables for Investment Securities
Purchased	(619)
Collateral for Securities on Loan	(1,292)
Payables to Vanguard	(19)
Other Liabilities	(4)
Total Liabilities	(1,934)
ETF Shares—Net Assets (100%)
Applicable to 1,125,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	131,902
Net Asset Value Per Share—
ETF Shares	$117.25

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	133,574
Undistributed Net Investment Income	263
Accumulated Net Realized Losses	(12,350)
Unrealized Appreciation (Depreciation)
Investment Securities	10,415
Futures Contracts	—
Net Assets	131,902

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,231,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $1,292,000 of collateral received for securities on loan.
4 Cash of $6,000 has been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	1,349
Interest[1]	3
Securities Lending—Net	54
Total Income	1,406
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative	109
Marketing and Distribution	6
Custodian Fees	39
Auditing Fees	32
Shareholders’ Reports	9
Total Expenses	209
Net Investment Income	1,197
Realized Net Gain (Loss)
Investment Securities Sold[1]	(5,018)
Futures Contracts	(19)
Realized Net Gain (Loss)	(5,037)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	16,328
Futures Contracts	8
Change in Unrealized Appreciation (Depreciation)	16,336
Net Increase (Decrease) in Net Assets Resulting from Operations	12,496
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $0 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,197	692
Realized Net Gain (Loss)	(5,037)	9,091
Change in Unrealized Appreciation (Depreciation)	16,336	(6,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,496	3,483
Distributions
Net Investment Income	(1,395)	(455)
Realized Capital Gain	—	—
Total Distributions	(1,395)	(455)
Capital Share Transactions
Issued	86,678	158,094
Issued in Lieu of Cash Distributions	—	—
Redeemed	(40,767)	(147,047)
Net Increase (Decrease) from Capital Share Transactions	45,911	11,047
Total Increase (Decrease)	57,012	14,075
Net Assets
Beginning of Period	74,890	60,815
End of Period[1]	131,902	74,890
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $263,000 and $461,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$106.99	$101.36	$87.79	$70.70	$61.18
Investment Operations
Net Investment Income	1.180	1.043	.668[1]	.822	.531[1]
Net Realized and Unrealized Gain (Loss)
on Investments	10.685	5.345	13.432	17.083	9.326
Total from Investment Operations	11.865	6.388	14.100	17.905	9.857
Distributions
Dividends from Net Investment Income	(1.605)	(.758)	(. 530)	(. 815)	(.337)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.605)	(.758)	(. 530)	(. 815)	(.337)
Net Asset Value, End of Period	$117.25	$106.99	$101.36	$87.79	$70.70

Total Return	11.24%	6.32%	16.07%	25.59%	16.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$132	$75	$61	$22	$14
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.15%	0.98%	0.66%	1.03%	0.83%
Portfolio Turnover Rate [2]	48%	63%	44%	39%	45%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. During the year ended August 31, 2016, there were no investors in the Institutional share class.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

S&P Small-Cap 600 Growth Index Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

S&P Small-Cap 600 Growth Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $10,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2016	1	124	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $3,929,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $280,000 of ordinary income available for distribution. The fund had available capital losses totaling $12,361,000 that may be carried forward indefinitely to offset future net capital gains.

S&P Small-Cap 600 Growth Index Fund

At August 31, 2016, the cost of investment securities for tax purposes was $122,762,000. Net unrealized appreciation of investment securities for tax purposes was $10,415,000, consisting of unrealized gains of $15,746,000 on securities that had risen in value since their purchase and $5,331,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $128,938,000 of investment securities and sold $83,059,000 of investment securities, other than temporary cash investments. Purchases and sales include $78,488,000 and $23,188,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $20,083,000 and $18,759,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital shares issued and redeemed were:

	Year Ended August 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	800	1,450
Issued in Lieu of Cash Distributions	—	—
Redeemed	(375)	(1,350)
Net Increase (Decrease) in Shares Outstanding	425	100

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

62

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2016

Special 2016 tax information (unaudited) for Vanguard S&P Small-Cap 600 Index Funds

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Small-Cap 600 Index Fund	4,964
S&P Small-Cap 600 Value Index Fund	2,112
S&P Small-Cap 600 Growth Index Fund	1,052

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Small-Cap 600 Index Fund	79.1%
S&P Small-Cap 600 Value Index Fund	87.1
S&P Small-Cap 600 Growth Index Fund	78.9

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Small Cap 600 Index Funds
Periods Ended August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares
Returns Before Taxes	13.17%	15.02%	15.69%
Returns After Taxes on Distributions	12.78	14.72	15.43
Returns After Taxes on Distributions and Sale of Fund Shares	7.62	12.05	12.78
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Returns Before Taxes	15.14%	15.02%	14.99%
Returns After Taxes on Distributions	14.62	14.68	14.68
Returns After Taxes on Distributions and Sale of Fund Shares	8.89	12.06	12.18

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Returns Before Taxes	11.24%	14.90%	16.33%
Returns After Taxes on Distributions	10.77	14.67	16.12
Returns After Taxes on Distributions and Sale of Fund Shares	6.56	11.97	13.35

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,192.03	$0.88
Institutional Shares	1,000.00	1,192.49	0.50
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,201.88	$1.22
Institutional Shares	1,000.00	1,202.69	0.44
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,182.30	$1.21
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,024.33	$0.81
Institutional Shares	1,000.00	1,024.68	0.46
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,024.03	$1.12
Institutional Shares	1,000.00	1,024.73	0.41
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,024.03	$1.12

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.16% for ETF Shares and 0.09% for Institutional Shares; for the S&P Small-Cap 600 Value
Index Fund, 0.22% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.22% for ETF
Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (184/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Small-Cap 600 Index Fund, S&P Small-Cap 600 Value Index Fund, and S&P Small-Cap 600 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interest of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
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otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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202-551-8090. Information about your fund is also
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request in either of two ways: via email addressed to
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18450 102016

Annual Report | August 31, 2016

Vanguard S&P 500 Value and Growth

Index Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
S&P 500 Value Index Fund.	8
S&P 500 Growth Index Fund.	26
Your Fund’s After-Tax Returns.	43
About Your Fund’s Expenses.	44
Trustees Approve Advisory Arrangements.	46
Glossary.	48

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Large-capitalization value stocks generally outperformed their growth counterparts during the 12 months ended August 31, 2016. Vanguard S&P 500 Value Index Fund returned about 13% for the year and Vanguard S&P 500 Growth Index Fund returned nearly 12%.

• Both funds closely tracked their target indexes and surpassed the average returns of their large-cap fund peers.

• Industrials, consumer staples, energy, and information technology were the top contributing sectors for the Value Index Fund. Telecommunication services, utilities, and health care added significantly to performance. Materials, financials, and consumer discretionary were among the weakest sectors.

• For the Growth Index Fund, information technology contributed the most to returns; consumer staples, consumer discretionary, and financials also performed strongly.

• The Value Index Fund posted positive results in all ten sectors. The Growth Index Fund advanced in nine sectors, with energy the only sector producing negative returns.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	13.00%
Net Asset Value	13.03
Institutional Shares	13.09
S&P 500 Value Index	13.17
Large-Cap Value Funds Average	8.66
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	11.63%
Net Asset Value	11.62
S&P 500 Growth Index	11.77
Large-Cap Growth Funds Average	6.69
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2016
Average
Annual Return
S&P 500 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	13.19%
S&P 500 Value Index	13.35
Large-Cap Value Funds Average	11.86
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P 500 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	15.57%
S&P 500 Growth Index	15.75
Large-Cap Growth Funds Average	13.26
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P 500 Value Index Fund	0.15%	0.08%	1.10%
S&P 500 Growth Index Fund	0.15	—	1.17

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2016, the funds’ expense ratios were: for the S&P 500 Value Index Fund, 0.15% for ETF Shares and
0.08% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by
Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

4

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

5

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund ‘‘represents a tough and demanding ‘par.’ And if there are some professionals who can ‘beat par’ more often than not------in investing or in golf------they do not seem to be in the majority.’’

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority-----65%-----
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only 119------or about 10% in all------did so by more than 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greater volatility) but came out ahead by less than 1 percentage point in average annual return.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006---2015

Notes: Data based on average annual returns of all 1,238 existing actively managed large-cap funds over the decade ended December 31,
2015. Note that index funds seek to track the performance of a benchmark index but typically won't ‘‘match’’ the benchmark's returns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Past performance is not a guarantee of future results. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

6

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

7

S&P 500 Value Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VOOV	VSPVX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.46%	2.52%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	360	361	3,817
Median Market Cap	$67.0B	$67.0B	$51.2B
Price/Earnings Ratio	20.1x	20.1x	23.5x
Price/Book Ratio	2.0x	2.0x	2.8x
Return on Equity	14.6%	14.6%	16.6%
Earnings Growth
Rate	2.5%	2.5%	7.5%
Dividend Yield	2.6%	2.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	22%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.93
Beta	1.00	0.92
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.9%
Berkshire Hathaway Inc. Multi-Sector Holdings		3.0
AT&T Inc.	Integrated
	Telecommunication
	Services	2.7
JPMorgan Chase & Co.	Diversified Banks	2.6
Wells Fargo & Co.	Diversified Banks	2.5
Procter & Gamble Co.	Household Products	2.5
Chevron Corp.	Integrated Oil & Gas	2.0
Merck & Co. Inc.	Pharmaceuticals	1.9
Johnson & Johnson	Pharmaceuticals	1.8
Bank of America Corp.	Diversified Banks	1.8
Top Ten		24.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

S&P 500 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	7.1%	7.1%	12.9%
Consumer Staples	10.3	10.3	8.9
Energy	12.5	12.5	6.4
Financials	24.7	24.7	18.0
Health Care	12.0	12.0	14.1
Industrials	10.8	10.8	10.4
Information Technology	8.4	8.4	20.3
Materials	3.5	3.5	3.3
Telecommunication
Services	4.4	4.4	2.4
Utilities	6.3	6.3	3.3

9

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P 500 Value Index Fund*ETF
	Shares Net Asset Value	13.03%	14.01%	13.19%	$20,979
	S&P 500 Value Index Fund*ETF
	Shares Market Price	13.00	14.01	13.19	20,988
••••••••	S&P 500 Value Index	13.17	14.17	13.35	21,166
– – – –	Large-Cap Value Funds Average	8.66	12.42	11.86	19,550
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	14.48	22,460
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/3/2015)	Investment
S&P 500 Value Index Fund Institutional
Shares	13.09%	3.55%	$5,268,070

S&P 500 Value Index	13.17	3.61	5,272,795
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	3.45	5,260,147
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

S&P 500 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Value Index Fund ETF Shares Market Price	13.00%	92.66%	109.88%
S&P 500 Value Index Fund ETF Shares Net Asset
Value	13.03	92.62	109.79
S&P 500 Value Index	13.17	93.95	111.66
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		3.12%	11.00%	12.95%
Net Asset Value		3.25	11.01	12.96
Institutional Shares	3/3/2015	3.33	—	1.50

11

S&P 500 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (7.0%)
Time Warner Inc.	41,668	3,267
Comcast Corp. Class A	47,400	3,093
Ford Motor Co.	206,752	2,605
General Motors Co.	74,247	2,370
Target Corp.	31,224	2,192
McDonald’s Corp.	15,816	1,829
Johnson Controls Inc.	34,356	1,508
Carnival Corp.	23,234	1,111
Yum! Brands Inc.	10,363	940
Genuine Parts Co.	7,929	815
Viacom Inc. Class B	18,367	741
Whirlpool Corp.	4,026	719
Twenty-First Century
Fox Inc. Class A	27,289	670
Mattel Inc.	18,041	598
Macy’s Inc.	16,342	591
Best Buy Co. Inc.	14,941	575
Coach Inc.	14,733	562
Omnicom Group Inc.	6,426	553
VF Corp.	8,663	537
Dollar General Corp.	7,068	519
Harley-Davidson Inc.	9,597	506
CBS Corp. Class B	9,904	505
PVH Corp.	4,295	463
Kohl’s Corp.	9,735	432
Tiffany & Co.	5,810	415
BorgWarner Inc.	11,533	397
Bed Bath & Beyond Inc.	8,181	379
Darden Restaurants Inc.	6,044	373
News Corp. Class A	25,881	364
Starwood Hotels & Resorts
Worldwide Inc.	4,645	360
PulteGroup Inc.	16,660	356
^ Nordstrom Inc.	6,802	343
Ralph Lauren Corp. Class A	3,022	313
Garmin Ltd.	6,206	305
Gap Inc.	12,021	299
Staples Inc.	34,193	293

	Twenty-First Century Fox Inc.	10,722	266
	Wynn Resorts Ltd.	2,890	258
*	CarMax Inc.	4,304	254
^	Marriott International Inc.
	Class A	3,430	245
	Goodyear Tire & Rubber Co.	7,459	219
	Royal Caribbean Cruises Ltd.	2,933	209
*	AutoNation Inc.	3,767	178
	Interpublic Group of Cos. Inc. 7,678		178
	Foot Locker Inc.	2,522	166
*	Urban Outfitters Inc.	4,581	164
*	Michael Kors Holdings Ltd.	3,174	155
	Scripps Networks
	Interactive Inc. Class A	2,365	150
	Leggett & Platt Inc.	2,703	142
	Harman International
	Industries Inc.	1,608	136
	TEGNA Inc.	5,644	114
	H&R Block Inc.	4,039	87
			34,819
Consumer Staples (10.3%)
	Procter & Gamble Co.	141,040	12,314
	Wal-Mart Stores Inc.	80,918	5,781
	Coca-Cola Co.	99,027	4,301
	Philip Morris
	International Inc.	36,988	3,696
	PepsiCo Inc.	34,441	3,677
	CVS Health Corp.	30,731	2,870
	Kraft Heinz Co.	31,571	2,825
	Costco Wholesale Corp.	12,999	2,107
	Colgate-Palmolive Co.	21,767	1,618
	Walgreens Boots
	Alliance Inc.	19,691	1,589
	Sysco Corp.	27,769	1,440
	Archer-Daniels-Midland Co.	31,135	1,362
	Tyson Foods Inc. Class A	15,925	1,203
	Kimberly-Clark Corp.	8,588	1,100
	Kroger Co.	27,292	873
	General Mills Inc.	11,969	848
	Whole Foods Market Inc.	17,012	517
	Kellogg Co.	5,877	483

12

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	ConAgra Foods Inc.	9,945	464
	Molson Coors Brewing Co.
	Class B	4,391	449
	Mead Johnson Nutrition Co.	4,946	421
	JM Smucker Co.	2,664	378
	Hershey Co.	3,346	334
	McCormick & Co. Inc.	1,950	199
			50,849
Energy (12.5%)
	Exxon Mobil Corp.	219,710	19,146
	Chevron Corp.	99,862	10,044
	Schlumberger Ltd.	73,625	5,816
	ConocoPhillips	65,618	2,694
	Kinder Morgan Inc.	96,959	2,119
	Halliburton Co.	45,530	1,958
	Phillips 66	24,786	1,944
	Occidental Petroleum Corp.	23,877	1,835
	Valero Energy Corp.	24,894	1,378
	Spectra Energy Corp.	36,255	1,291
	EOG Resources Inc.	13,705	1,213
	Marathon Petroleum Corp.	28,075	1,193
	Baker Hughes Inc.	23,204	1,140
	Anadarko Petroleum Corp.	15,147	810
	Noble Energy Inc.	22,710	783
	Hess Corp.	13,969	759
	Marathon Oil Corp.	44,916	675
	National Oilwell Varco Inc.	19,981	670
	EQT Corp.	9,154	654
	Williams Cos. Inc.	22,802	637
	Devon Energy Corp.	13,884	602
	Apache Corp.	11,634	578
	ONEOK Inc.	11,134	522
	Cabot Oil & Gas Corp.	14,270	351
*	Southwestern Energy Co.	25,082	349
	Range Resources Corp.	8,996	347
	Helmerich & Payne Inc.	5,726	346
*	Concho Resources Inc.	2,654	343
*	FMC Technologies Inc.	11,976	338
	Tesoro Corp.	3,555	268
	Cimarex Energy Co.	1,759	232
	Murphy Oil Corp.	8,564	229
*	Chesapeake Energy Corp.	30,956	197
*	Transocean Ltd.	18,164	176
*	Newfield Exploration Co.	4,058	176
	Diamond Offshore Drilling Inc. 3,400		63
			61,876
Financials (24.6%)
*	Berkshire Hathaway Inc.
	Class B	99,287	14,942
	JPMorgan Chase & Co.	193,750	13,078
	Wells Fargo & Co.	244,799	12,436
	Bank of America Corp.	544,263	8,784
	Citigroup Inc.	155,509	7,424
	US Bancorp	85,987	3,796
	American International
	Group Inc.	59,293	3,548

Goldman Sachs Group Inc.	20,470	3,469
Chubb Ltd.	24,611	3,124
American Express Co.	42,833	2,809
MetLife Inc.	58,215	2,527
PNC Financial Services
Group Inc.	26,458	2,384
Bank of New York
Mellon Corp.	57,071	2,378
Capital One Financial Corp.	27,135	1,943
Prudential Financial Inc.	23,421	1,859
Travelers Cos. Inc.	15,494	1,839
BB&T Corp.	43,495	1,675
Aflac Inc.	21,936	1,627
State Street Corp.	20,980	1,474
Allstate Corp.	19,837	1,368
Morgan Stanley	42,431	1,360
Simon Property Group Inc.	6,230	1,342
Discover Financial Services	21,843	1,311
SunTrust Banks Inc.	26,554	1,170
M&T Bank Corp.	8,426	997
HCP Inc.	24,750	973
BlackRock Inc.	2,600	969
CME Group Inc.	8,793	953
Marsh & McLennan
Cos. Inc.	13,258	897
Hartford Financial
Services Group Inc.	20,845	856
Fifth Third Bancorp	40,681	820
KeyCorp	57,382	721
Synchrony Financial	25,630	713
Franklin Resources Inc.	19,527	713
Ventas Inc.	9,676	703
Principal Financial Group Inc.	14,284	701
Invesco Ltd.	22,111	690
Regions Financial Corp.	67,122	669
Weyerhaeuser Co.	19,794	630
Lincoln National Corp.	12,665	608
Loews Corp.	14,192	594
Aon plc	5,335	594
Welltower Inc.	7,567	581
Citizens Financial Group Inc.	22,145	549
Progressive Corp.	16,683	543
Vornado Realty Trust	4,796	495
Ameriprise Financial Inc.	4,570	462
Unum Group	12,600	449
Comerica Inc.	9,281	439
Boston Properties Inc.	2,931	411
Host Hotels & Resorts Inc.	20,593	367
Willis Towers Watson plc	2,930	363
SL Green Realty Corp.	3,081	363
General Growth
Properties Inc.	12,048	351
Leucadia National Corp.	17,665	338
Zions Bancorporation	10,830	331
Northern Trust Corp.	4,312	304
T. Rowe Price Group Inc.	4,341	302

13

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Iron Mountain Inc.	7,714	296
	Huntington Bancshares Inc.	29,274	293
	Macerich Co.	3,540	290
	Cincinnati Financial Corp.	3,685	284
	Digital Realty Trust Inc.	2,719	269
	People’s United Financial Inc.	16,448	267
	Navient Corp.	17,488	251
	Realty Income Corp.	3,819	251
	Arthur J Gallagher & Co.	4,405	218
	Federal Realty
	Investment Trust	1,274	203
	Legg Mason Inc.	5,573	193
	Torchmark Corp.	2,791	181
	Apartment Investment
	& Management Co.	3,813	172
	Nasdaq Inc.	2,315	165
	Assurant Inc.	1,806	162
*	Affiliated Managers
	Group Inc.	1,081	154
			121,765
Health Care (12.0%)
	Merck & Co. Inc.	146,665	9,209
	Johnson & Johnson	74,330	8,871
	Pfizer Inc.	154,248	5,368
	UnitedHealth Group Inc.	21,664	2,947
	Medtronic plc	32,783	2,853
	AbbVie Inc.	38,564	2,472
*	Express Scripts Holding Co.	33,530	2,438
	McKesson Corp.	11,924	2,201
	Amgen Inc.	12,340	2,099
	Bristol-Myers Squibb Co.	35,381	2,031
	Abbott Laboratories	45,151	1,897
	Anthem Inc.	13,933	1,743
	Eli Lilly & Co.	19,559	1,521
	Cardinal Health Inc.	17,264	1,375
	Baxter International Inc.	29,263	1,367
	Thermo Fisher Scientific Inc.	7,090	1,079
	Danaher Corp.	10,795	879
	Zimmer Biomet Holdings Inc.	5,913	766
	Humana Inc.	4,186	748
	Stryker Corp.	6,326	732
*	HCA Holdings Inc.	9,255	699
	Quest Diagnostics Inc.	7,496	621
*	Vertex Pharmaceuticals Inc.	6,554	619
	St. Jude Medical Inc.	7,382	575
	Agilent Technologies Inc.	10,943	514
*	Mylan NV	11,943	506
*	Intuitive Surgical Inc.	727	499
	Zoetis Inc.	8,467	433
*	Mallinckrodt plc	5,794	432
	Perrigo Co. plc	4,402	401
	Dentsply Sirona Inc.	5,710	351
*	Henry Schein Inc.	1,346	221
*	Varian Medical Systems Inc.	2,269	218
	Universal Health
	Services Inc. Class B	1,803	217

*	DaVita HealthCare
	Partners Inc.	2,758	178
*	Endo International plc	7,148	148
	Patterson Cos. Inc.	2,070	95
			59,323
Industrials (10.8%)
	General Electric Co.	219,257	6,850
	United Technologies Corp.	41,238	4,389
	Union Pacific Corp.	26,738	2,554
	Caterpillar Inc.	30,937	2,535
	3M Co.	13,498	2,419
	Honeywell International Inc.	19,384	2,262
	FedEx Corp.	13,228	2,182
	United Parcel Service Inc.
	Class B	16,829	1,838
	Emerson Electric Co.	34,089	1,796
	Eaton Corp. plc	24,268	1,615
	Delta Air Lines Inc.	40,885	1,502
	Norfolk Southern Corp.	15,671	1,471
	CSX Corp.	50,649	1,432
	Lockheed Martin Corp.	5,689	1,382
	Deere & Co.	15,820	1,338
	General Dynamics Corp.	8,373	1,275
	PACCAR Inc.	18,571	1,111
	Cummins Inc.	8,396	1,055
	American Airlines Group Inc.	28,079	1,019
	Raytheon Co.	6,924	970
	Ingersoll-Rand plc	13,643	928
*	United Continental
	Holdings Inc.	17,789	897
	Illinois Tool Works Inc.	7,541	896
	Parker-Hannifin Corp.	7,137	874
	Waste Management Inc.	10,290	658
	L-3 Communications
	Holdings Inc.	4,078	607
	Dover Corp.	8,222	596
	Textron Inc.	14,246	582
	Kansas City Southern	5,723	554
	Tyco International plc	12,401	542
	Rockwell Automation Inc.	3,590	416
	WW Grainger Inc.	1,764	407
	Fluor Corp.	7,379	383
*	Jacobs Engineering
	Group Inc.	6,462	340
	Republic Services Inc.
	Class A	6,665	337
	Nielsen Holdings plc	6,310	336
	Flowserve Corp.	6,909	334
	Fortive Corp.	5,398	284
	Xylem Inc.	5,584	284
	CH Robinson Worldwide Inc.	3,926	273
	Fastenal Co.	6,110	263
*	United Rentals Inc.	2,765	228
	Pentair plc	3,541	227
*	Quanta Services Inc.	7,990	206
	Pitney Bowes Inc.	9,997	188

14

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Ryder System Inc.	2,839	186
	Expeditors International
	of Washington Inc.	3,566	181
	JB Hunt Transport
	Services Inc.	1,931	153
	Robert Half International Inc.	3,057	117
	Dun & Bradstreet Corp.	825	114
			53,386
Information Technology (8.4%)
	Intel Corp.	147,617	5,298
	Cisco Systems Inc.	157,237	4,943
	QUALCOMM Inc.	77,832	4,909
	International Business
	Machines Corp.	28,546	4,535
	Oracle Corp.	82,457	3,399
	EMC Corp.	103,493	3,000
*	Yahoo! Inc.	46,307	1,980
	Texas Instruments Inc.	19,689	1,369
	HP Inc.	90,641	1,302
	Corning Inc.	56,980	1,293
	Automatic Data
	Processing Inc.	9,897	889
	Hewlett Packard
	Enterprise Co.	38,743	832
	Symantec Corp.	32,445	783
	TE Connectivity Ltd.	10,991	699
	Western Digital Corp.	14,914	696
	Seagate Technology plc	15,817	534
	CA Inc.	15,681	532
	NetApp Inc.	15,319	530
	Fidelity National Information
	Services Inc.	6,470	513
	Xerox Corp.	50,459	497
*	Micron Technology Inc.	28,576	471
*	Autodesk Inc.	4,515	304
	Linear Technology Corp.	5,195	303
	Xilinx Inc.	5,369	291
	KLA-Tencor Corp.	3,955	274
	Harris Corp.	2,907	270
	Western Union Co.	12,494	269
	Motorola Solutions Inc.	3,364	259
*	First Solar Inc.	4,061	154
*	F5 Networks Inc.	1,172	144
*	Teradata Corp.	4,124	131
	FLIR Systems Inc.	3,711	114
	CSRA Inc.	4,134	105
			41,622
Materials (3.5%)
	Dow Chemical Co.	59,495	3,191
	EI du Pont de
	Nemours & Co.	25,457	1,772
	Monsanto Co.	11,574	1,233
	Newmont Mining Corp.	28,112	1,075
	International Paper Co.	21,788	1,057
	Praxair Inc.	7,709	941
	Air Products & Chemicals Inc.	5,359	834

	Nucor Corp.	16,847	817
	Freeport-McMoRan Inc.	70,475	725
	Alcoa Inc.	69,687	702
	LyondellBasell Industries
	NV Class A	8,322	657
	WestRock Co.	13,386	641
	PPG Industries Inc.	5,499	582
	Mosaic Co.	18,537	557
	Eastman Chemical Co.	7,878	535
	Albemarle Corp.	5,951	476
	Ball Corp.	4,325	342
	FMC Corp.	7,088	333
	CF Industries Holdings Inc.	12,353	321
	Sealed Air Corp.	4,486	211
*	Owens-Illinois Inc.	8,571	154
			17,156
Telecommunication Services (4.4%)
	AT&T Inc.	326,178	13,334
	Verizon
	Communications Inc.	129,591	6,781
	CenturyLink Inc.	28,935	804
*	Level 3
	Communications Inc.	9,065	450
	Frontier
	Communications Corp.	62,066	286
			21,655
Utilities (6.3%)
	NextEra Energy Inc.	24,451	2,957
	Duke Energy Corp.	36,503	2,908
	Southern Co.	49,731	2,553
	American Electric
	Power Co. Inc.	26,034	1,681
	Exelon Corp.	48,844	1,661
	PG&E Corp.	26,284	1,628
	Dominion Resources Inc.	19,265	1,429
	Sempra Energy	12,560	1,314
	Edison International	17,264	1,255
	PPL Corp.	35,870	1,248
	Consolidated Edison Inc.	16,117	1,213
	Public Service Enterprise
	Group Inc.	26,808	1,146
	Xcel Energy Inc.	26,916	1,113
	WEC Energy Group Inc.	16,726	1,002
	Eversource Energy	16,809	907
	DTE Energy Co.	9,508	883
	Entergy Corp.	9,472	741
	FirstEnergy Corp.	22,505	737
	Ameren Corp.	12,858	635
	CMS Energy Corp.	14,793	621
	SCANA Corp.	7,574	535
	CenterPoint Energy Inc.	22,819	513
	Alliant Energy Corp.	12,036	457
	Pinnacle West Capital Corp.	5,890	442
	AES Corp.	34,922	421
	NiSource Inc.	17,014	407

15

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
American Water
Works Co. Inc.	4,234	313
NRG Energy Inc.	16,667	202
		30,922
Total Common Stocks
(Cost $453,609)		493,373
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity
Fund, 0.612%	3,433	343

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4],5 Federal Home Loan
Bank Discount Notes,
0.431%, 1/25/17	300	300
Total Temporary Cash Investments
(Cost $643)		643
Total Investments (99.9%)
(Cost $454,252)		494,016

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		37
Receivables for Accrued Income		1,473
Total Other Assets		1,510
Liabilities
Payables for Investment
Securities Purchased		(806)
Collateral for Securities on Loan		(311)
Payables to Vanguard		(131)
Other Liabilities		(6)
Total Liabilities		(1,254)
Net Assets (100%)		494,272

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	460,132
Undistributed Net Investment Income	2,455
Accumulated Net Realized Losses	(8,082)
Unrealized Appreciation (Depreciation)
Investment Securities	39,764
Futures Contracts	3
Net Assets	494,272

ETF Shares—Net Assets
Applicable to 5,275,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	487,453
Net Asset Value Per Share—
ETF Shares	$92.41

Institutional Shares—Net Assets
Applicable to 33,650 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,819
Net Asset Value Per Share—
Institutional Shares	$202.64

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $299,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and –0.1%, respectively, of net assets.
2 Includes $311,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	10,075
Interest[1]	4
Securities Lending—Net	10
Total Income	10,089
Expenses
The Vanguard Group—Note B
Investment Advisory Services	62
Management and Administrative—ETF Shares	366
Management and Administrative—Institutional Shares	4
Marketing and Distribution—ETF Shares	24
Marketing and Distribution—Institutional Shares	—
Custodian Fees	34
Auditing Fees	32
Shareholders’ Reports—ETF Shares	15
Shareholders’ Reports—Institutional Shares	—
Total Expenses	537
Net Investment Income	9,552
Realized Net Gain (Loss)
Investment Securities Sold[1]	2,955
Futures Contracts	114
Realized Net Gain (Loss)	3,069
Change in Unrealized Appreciation (Depreciation)
Investment Securities	35,911
Futures Contracts	61
Change in Unrealized Appreciation (Depreciation)	35,972
Net Increase (Decrease) in Net Assets Resulting from Operations	48,593
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $3,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,552	6,202
Realized Net Gain (Loss)	3,069	11,788
Change in Unrealized Appreciation (Depreciation)	35,972	(26,705)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,593	(8,715)
Distributions
Net Investment Income
ETF Shares	(8,238)	(5,543)
Institutional Shares	(245)	(92)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(8,483)	(5,635)
Capital Share Transactions
ETF Shares	173,732	84,010
Institutional Shares	(4,966)	12,094
Net Increase (Decrease) from Capital Share Transactions	168,766	96,104
Total Increase (Decrease)	208,876	81,754
Net Assets
Beginning of Period	285,396	203,642
End of Period[1]	494,272	285,396
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,455,000 and $1,386,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P 500 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$83.75	$88.54	$73.72	$61.42	$53.59
Investment Operations
Net Investment Income	2.125	1.932	1.702	1.584	1.329
Net Realized and Unrealized Gain (Loss)
on Investments	8.605	(4.838)	14.824	12.242	7.734
Total from Investment Operations	10.730	(2.906)	16.526	13.826	9.063
Distributions
Dividends from Net Investment Income	(2.070)	(1.884)	(1.706)	(1.526)	(1.233)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.070)	(1.884)	(1.706)	(1.526)	(1.233)
Net Asset Value, End of Period	$92.41	$83.75	$88.54	$73.72	$61.42

Total Return	13.03%	-3.41%	22.64%	22.79%	17.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$487	$274	$204	$118	$52
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.64%	2.37%	2.31%	2.45%	2.43%
Portfolio Turnover Rate[1]	22%	23%	25%	25%	20%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P 500 Value Index Fund

Financial Highlights

Institutional Shares
	Year	March 3,
	Ended	2015[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$183.75	$199.34
Investment Operations
Net Investment Income	4.765	2.352
Net Realized and Unrealized Gain (Loss) on Investments	18.875	(15.830)
Total from Investment Operations	23.640	(13.478)
Distributions
Dividends from Net Investment Income	(4.750)	(2.112)
Distributions from Realized Capital Gains	—	—
Total Distributions	(4.750)	(2.112)
Net Asset Value, End of Period	$202.64	$183.75

Total Return	13.09%	-6.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7	$11
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.71%	2.44%[2]
Portfolio Turnover Rate [3]	22%	23%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

21

S&P 500 Value Index Fund

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

22

S&P 500 Value Index Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $37,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	493,373	—	—
Temporary Cash Investments	343	300	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	493,714	300	—
1 Represents variation margin on the last day of the reporting period.

23

S&P 500 Value Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	7	759	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $8,423,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $2,546,000 of ordinary income available for distribution. The fund had available capital losses totaling $8,079,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $454,252,000.

Net unrealized appreciation of investment securities for tax purposes was $39,764,000 consisting of unrealized gains of $47,789,000 on securities that had risen in value since their purchase and $8,025,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $282,240,000 of investment securities and sold $111,618,000 of investment securities, other than temporary cash investments. Purchases and sales include $203,621,000 and $33,783,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $42,241,000 and $39,799,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

24

S&P 500 Value Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	215,592	2,500	129,195	1,475
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(41,860)	(500)	(45,185)	(500)
Net Increase (Decrease)—ETF Shares	173,732	2,000	84,010	975
Institutional Shares[1]
Issued	39	—	12,002	60
Issued in Lieu of Cash Distributions	245	1	92	—[2]
Redeemed	(5,250)	(28)	—	—
Net Increase (Decrease) —Institutional Shares	(4,966)	(27)	12,094	60
1 Inception was March 3, 2015, for Institutional Shares.
2 Represents less than 1,000 shares.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

25

S&P 500 Growth Index Fund

Fund Profile
As of August 31, 2016

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	316	316	3,817
Median Market Cap	$88.9B	$88.9B	$51.2B
Price/Earnings Ratio	24.3x	24.3x	23.5x
Price/Book Ratio	4.9x	4.9x	2.8x
Return on Equity	21.1%	20.7%	16.6%
Earnings Growth
Rate	11.9%	11.9%	7.5%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.49%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	17.3%	17.3%	12.9%
Consumer Staples	9.8	9.8	8.9
Energy	1.6	1.6	6.4
Financials	8.2	8.1	18.0
Health Care	17.2	17.2	14.1
Industrials	9.1	9.1	10.4
Information Technology	33.2	33.3	20.3
Materials	2.4	2.4	3.3
Telecommunication
Services	0.9	0.9	2.4
Utilities	0.3	0.3	3.3

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.95
Beta	1.00	1.02
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	6.1%
Alphabet Inc.	Internet Software &
	Services	4.8
Microsoft Corp.	Systems Software	4.7
Amazon.com Inc.	Internet Retail	3.1
Facebook Inc.	Internet Software &
	Services	3.1
Home Depot Inc.	Home Improvement
	Retail	1.8
Johnson & Johnson	Pharmaceuticals	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Visa Inc.	Data Processing &
	Outsourced Services	1.6
Walt Disney Co.	Movies &
	Entertainment	1.5
Top Ten		30.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratio was 0.15%.

26

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P 500 Growth Index Fund*ETF
	Shares Net Asset Value	11.62%	14.96%	15.57%	$23,763
	S&P 500 Growth Index Fund*ETF
	Shares Market Price	11.63	14.96	15.58	23,772
••••••••	S&P 500 Growth Index	11.77	15.13	15.75	23,981
– – – –	Large-Cap Growth Funds Average	6.69	12.88	13.26	21,061
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	14.48	22,460
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares Market
Price	11.63%	100.82%	137.72%
S&P 500 Growth Index Fund ETF Shares Net Asset
Value	11.62	100.83	137.63
S&P 500 Growth Index	11.77	102.27	139.81
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

27

S&P 500 Growth Index Fund

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		3.95%	12.74%	15.21%
Net Asset Value		4.11	12.75	15.22

28

S&P 500 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (17.2%)
*	Amazon.com Inc.	41,858	32,196
	Home Depot Inc.	134,579	18,050
	Walt Disney Co.	161,480	15,253
	Comcast Corp. Class A	164,780	10,754
	Starbucks Corp.	158,478	8,911
	NIKE Inc. Class B	144,047	8,303
*	Priceline Group Inc.	5,366	7,602
	Lowe’s Cos. Inc.	95,861	7,339
	McDonald’s Corp.	62,678	7,249
	TJX Cos. Inc.	71,517	5,538
*	Netflix Inc.	46,339	4,516
*	O’Reilly Automotive Inc.	10,447	2,925
	Newell Brands Inc.	52,156	2,768
	Ross Stores Inc.	43,465	2,705
*	AutoZone Inc.	3,239	2,403
*	Dollar Tree Inc.	25,485	2,108
	Delphi Automotive plc	29,527	2,086
	L Brands Inc.	27,371	2,086
	Yum! Brands Inc.	22,890	2,076
*	Ulta Salon Cosmetics
	& Fragrance Inc.	6,799	1,681
	Twenty-First Century
	Fox Inc. Class A	62,825	1,542
*	Mohawk Industries Inc.	6,876	1,463
	Expedia Inc.	12,756	1,392
*	Chipotle Mexican Grill Inc.
	Class A	3,153	1,305
	CBS Corp. Class B	24,705	1,261
	Advance Auto Parts Inc.	7,943	1,250
	Tractor Supply Co.	14,430	1,211
*	LKQ Corp.	33,179	1,197
	Dollar General Corp.	16,269	1,194
	VF Corp.	18,534	1,150
	DR Horton Inc.	35,665	1,143
	Omnicom Group Inc.	12,568	1,082
	Hanesbrands Inc.	40,693	1,080
	Hasbro Inc.	12,118	991
^	Marriott International Inc.
	Class A	13,591	969

	Lennar Corp. Class A	19,780	936
	Royal Caribbean
	Cruises Ltd.	12,165	865
	Wyndham Worldwide Corp.	12,091	856
*,^	Under Armour Inc. Class A	19,778	784
*	TripAdvisor Inc.	12,351	753
*	CarMax Inc.	12,181	718
*	Under Armour Inc.	19,887	709
	Signet Jewelers Ltd.	8,508	697
	Starwood Hotels & Resorts
	Worldwide Inc.	8,749	678
	Interpublic Group of
	Cos. Inc.	27,844	644
	Foot Locker Inc.	9,541	626
*	Michael Kors Holdings Ltd.	12,717	623
	Twenty-First Century
	Fox Inc.	24,597	611
*	Discovery
	Communications Inc.	24,253	602
	Leggett & Platt Inc.	9,026	474
*	Discovery Communications
	Inc. Class A	16,250	415
	Goodyear Tire & Rubber Co.	13,580	399
	Harman International
	Industries Inc.	4,330	367
	H&R Block Inc.	16,580	359
	Scripps Networks
	Interactive Inc. Class A	5,430	344
	Wynn Resorts Ltd.	2,901	259
	TEGNA Inc.	12,124	246
			177,744
Consumer Staples (9.8%)
	Altria Group Inc.	211,653	13,988
	Coca-Cola Co.	219,034	9,513
	Philip Morris
	International Inc.	92,301	9,224
	PepsiCo Inc.	85,948	9,175
	Mondelez International Inc.
	Class A	167,908	7,559
	CVS Health Corp.	53,455	4,993
	Reynolds American Inc.	89,554	4,439

29

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Walgreens Boots
	Alliance Inc.	53,287	4,301
	Colgate-Palmolive Co.	52,165	3,878
	Costco Wholesale Corp.	20,848	3,379
	Constellation Brands Inc.
	Class A	19,093	3,132
	General Mills Inc.	39,875	2,824
	Kimberly-Clark Corp.	21,432	2,745
*	Monster Beverage Corp.	15,224	2,343
	Estee Lauder Cos. Inc.
	Class A	24,045	2,146
	Dr Pepper Snapple
	Group Inc.	20,075	1,881
	Clorox Co.	13,968	1,830
	Kroger Co.	47,469	1,519
	Church & Dwight Co. Inc.	13,920	1,384
	ConAgra Foods Inc.	26,906	1,254
	Kellogg Co.	15,234	1,252
	Campbell Soup Co.	19,357	1,175
	Molson Coors Brewing Co.
	Class B	10,938	1,119
	Hormel Foods Corp.	29,176	1,116
	JM Smucker Co.	7,512	1,065
	Brown-Forman Corp.
	Class B	21,720	1,054
	McCormick & Co. Inc.	8,472	864
	Mead Johnson Nutrition Co.	10,087	858
	Hershey Co.	8,410	840
			100,850
Energy (1.6%)
	Pioneer Natural
	Resources Co.	17,697	3,169
	EOG Resources Inc.	31,559	2,793
	Occidental Petroleum Corp.	33,880	2,604
	Anadarko Petroleum Corp.	24,249	1,297
*	Concho Resources Inc.	9,652	1,247
	Devon Energy Corp.	28,342	1,228
	Cimarex Energy Co.	6,665	881
	Apache Corp.	17,182	854
	Williams Cos. Inc.	27,285	762
*	Newfield Exploration Co.	12,964	562
	Cabot Oil & Gas Corp.	21,095	519
	Tesoro Corp.	5,682	428
			16,344
Financials (8.1%)
	American Tower
	Corporation	45,936	5,208
	Simon Property Group Inc.	20,754	4,472
	Charles Schwab Corp.	130,120	4,094
	Intercontinental
	Exchange Inc.	12,877	3,632
	Public Storage	15,939	3,569
	S&P Global Inc.	28,628	3,537
	Crown Castle
	International Corp.	36,454	3,455
	BlackRock Inc.	8,302	3,095

	Prologis Inc.	56,843	3,019
	Equinix Inc.	7,513	2,770
	AvalonBay Communities Inc.	14,833	2,596
	Equity Residential	39,545	2,565
	Morgan Stanley	77,127	2,473
	CME Group Inc.	18,652	2,021
	Moody’s Corp.	18,280	1,987
	Marsh & McLennan Cos. Inc.	29,282	1,980
	Aon plc	17,768	1,978
	Welltower Inc.	23,126	1,775
	Essex Property Trust Inc.	7,073	1,606
	Boston Properties Inc.	10,615	1,487
	Kimco Realty Corp.	45,394	1,364
	Realty Income Corp.	20,065	1,319
	Weyerhaeuser Co.	40,343	1,285
	T. Rowe Price Group Inc.	17,969	1,250
	Ventas Inc.	16,809	1,221
	General Growth
	Properties Inc.	38,407	1,119
	Willis Towers Watson plc	8,976	1,113
	Extra Space Storage Inc.	13,527	1,090
	Synchrony Financial	37,820	1,052
*	XL Group Ltd.	30,694	1,051
	UDR Inc.	28,908	1,046
	Digital Realty Trust Inc.	10,300	1,021
	Northern Trust Corp.	14,384	1,015
	Vornado Realty Trust	9,393	970
	Progressive Corp.	29,015	945
*	CBRE Group Inc. Class A	31,528	942
	Ameriprise Financial Inc.	8,712	881
	Federal Realty
	Investment Trust	5,056	804
*	E*TRADE Financial Corp.	30,366	801
	Host Hotels & Resorts Inc.	38,810	692
	Cincinnati Financial Corp.	8,457	652
	Huntington Bancshares Inc.	57,515	576
	Nasdaq Inc.	7,716	549
	SL Green Realty Corp.	4,546	535
	Macerich Co.	6,389	523
*	Affiliated Managers
	Group Inc.	3,597	511
	Arthur J Gallagher & Co.	10,158	502
	Torchmark Corp.	6,495	420
	Apartment Investment
	& Management Co.	9,145	413
	Iron Mountain Inc.	10,100	388
	Citizens Financial Group Inc.	12,021	298
	Assurant Inc.	3,132	280
			83,947
Health Care (17.1%)
	Johnson & Johnson	145,804	17,400
	Pfizer Inc.	341,175	11,873
	Gilead Sciences Inc.	144,084	11,293
*	Allergan plc	42,786	10,035
	Amgen Inc.	56,082	9,537
*	Celgene Corp.	83,798	8,945

30

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	UnitedHealth Group Inc.	58,624	7,976
	Medtronic plc	85,193	7,414
*	Biogen Inc.	23,702	7,244
	Bristol-Myers Squibb Co.	108,352	6,218
	AbbVie Inc.	96,234	6,169
	Eli Lilly & Co.	65,160	5,066
	Aetna Inc.	37,928	4,442
	Thermo Fisher Scientific Inc.	28,089	4,275
	Becton Dickinson and Co.	22,960	4,069
	Cigna Corp.	27,758	3,560
*	Boston Scientific Corp.	146,790	3,497
	Danaher Corp.	42,775	3,482
*	Regeneron
	Pharmaceuticals Inc.	8,432	3,310
*	Alexion Pharmaceuticals Inc.	24,232	3,050
	Abbott Laboratories	66,756	2,805
*	Illumina Inc.	15,921	2,680
*	Edwards Lifesciences Corp.	22,915	2,639
	Stryker Corp.	21,074	2,437
*	Cerner Corp.	32,552	2,101
*	Intuitive Surgical Inc.	2,636	1,809
	CR Bard Inc.	7,932	1,752
	AmerisourceBergen Corp.
	Class A	19,857	1,727
	Zoetis Inc.	32,048	1,638
*	Laboratory Corp. of
	America Holdings	11,072	1,516
*	Waters Corp.	8,730	1,373
	Humana Inc.	7,564	1,352
*	Vertex Pharmaceuticals Inc.	13,348	1,261
*	Centene Corp.	18,415	1,258
	Zimmer Biomet Holdings Inc.	9,482	1,229
	St. Jude Medical Inc.	15,670	1,221
*	HCA Holdings Inc.	13,773	1,041
*	Mylan NV	24,347	1,031
*	Hologic Inc.	26,480	1,017
*	Henry Schein Inc.	6,111	1,001
	Dentsply Sirona Inc.	13,628	838
*	DaVita HealthCare
	Partners Inc.	12,099	782
	Universal Health
	Services Inc. Class B	6,050	729
	PerkinElmer Inc.	11,760	626
	Agilent Technologies Inc.	13,125	617
	Perrigo Co. plc	6,536	595
*	Varian Medical Systems Inc.	5,686	547
	Patterson Cos. Inc.	4,788	220
*	Endo International plc	7,552	156
			176,853
Industrials (9.1%)
	General Electric Co.	547,140	17,093
	Boeing Co.	64,785	8,386
	3M Co.	38,060	6,822
	Honeywell International Inc.	42,880	5,005
	United Parcel Service Inc.
	Class B	40,338	4,406

	Northrop Grumman Corp.	19,527	4,141
	Lockheed Martin Corp.	16,707	4,059
	Union Pacific Corp.	36,387	3,476
	Southwest Airlines Co.	69,094	2,548
	Raytheon Co.	18,001	2,522
	Illinois Tool Works Inc.	19,614	2,331
	General Dynamics Corp.	13,986	2,129
	Stanley Black & Decker Inc.	16,240	2,010
	Roper Technologies Inc.	10,931	1,941
	Equifax Inc.	12,852	1,695
*	TransDigm Group Inc.	5,740	1,637
	Waste Management Inc.	23,657	1,513
	Nielsen Holdings plc	26,147	1,393
*	Verisk Analytics Inc.
	Class A	16,703	1,387
	Acuity Brands Inc.	4,744	1,305
	Masco Corp.	35,991	1,277
	AMETEK Inc.	25,263	1,232
	Rockwell Collins Inc.	14,050	1,176
	Fortive Corp.	21,323	1,123
	Cintas Corp.	9,383	1,103
	Fortune Brands Home
	& Security Inc.	16,594	1,055
	Snap-on Inc.	6,288	964
	Tyco International plc	20,684	903
	Alaska Air Group Inc.	13,351	902
	Fastenal Co.	18,729	807
	Pentair plc	12,324	789
*	Stericycle Inc.	9,164	788
	Rockwell Automation Inc.	6,784	786
	Allegion plc	10,330	736
	Expeditors International
	of Washington Inc.	12,411	629
	Republic Services Inc.
	Class A	12,091	611
	WW Grainger Inc.	2,521	581
	CH Robinson Worldwide Inc.	7,382	512
	JB Hunt Transport
	Services Inc.	5,689	452
	Xylem Inc.	7,908	402
*	United Rentals Inc.	4,051	333
	Dun & Bradstreet Corp.	2,222	306
	Robert Half International Inc.	7,928	304
			93,570
Information Technology (33.2%)
	Apple Inc.	592,562	62,871
	Microsoft Corp.	850,359	48,862
*	Facebook Inc. Class A	250,100	31,543
*	Alphabet Inc. Class A	31,768	25,092
*	Alphabet Inc. Class C	31,959	24,514
	Visa Inc. Class A	206,065	16,671
	MasterCard Inc. Class A	105,019	10,148
	Accenture plc Class A	67,487	7,761
	Intel Corp.	209,444	7,517
	Broadcom Ltd.	40,122	7,078
	Cisco Systems Inc.	223,089	7,014

31

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Oracle Corp.	168,352	6,939
	International Business
	Machines Corp.	37,267	5,921
*	Adobe Systems Inc.	54,107	5,536
*	salesforce.com Inc.	68,896	5,472
	Texas Instruments Inc.	68,437	4,759
*	PayPal Holdings Inc.	119,295	4,432
*	Cognizant Technology
	Solutions Corp. Class A	65,551	3,765
*	eBay Inc.	114,348	3,677
	Applied Materials Inc.	117,823	3,516
	NVIDIA Corp.	54,874	3,366
	Intuit Inc.	27,675	3,084
*	Electronic Arts Inc.	32,621	2,650
	Automatic Data
	Processing Inc.	29,075	2,611
*	Fiserv Inc.	24,057	2,479
	Activision Blizzard Inc.	55,016	2,276
	Hewlett Packard
	Enterprise Co.	100,675	2,163
	Paychex Inc.	34,620	2,100
	Analog Devices Inc.	33,239	2,079
	Amphenol Corp. Class A	33,253	2,072
	Lam Research Corp.	17,271	1,612
	Skyworks Solutions Inc.	20,552	1,539
*	Citrix Systems Inc.	16,771	1,462
	Microchip Technology Inc.	23,212	1,437
*	Red Hat Inc.	19,585	1,429
	Fidelity National Information
	Services Inc.	16,789	1,332
*	Alliance Data Systems Corp.	6,379	1,305
	Global Payments Inc.	16,658	1,265
*	Akamai Technologies Inc.	19,004	1,043
	TE Connectivity Ltd.	16,191	1,029
*	Autodesk Inc.	15,014	1,012
	Total System Services Inc.	18,235	898
	Xilinx Inc.	16,523	896
*	Micron Technology Inc.	53,857	888
	Linear Technology Corp.	15,227	887
	Juniper Networks Inc.	38,146	880
*	Qorvo Inc.	13,850	795
	Motorola Solutions Inc.	10,289	792
*	VeriSign Inc.	10,325	769
	Harris Corp.	7,556	703
	KLA-Tencor Corp.	8,756	606
*	F5 Networks Inc.	4,934	606
	Western Union Co.	28,044	604
	FLIR Systems Inc.	7,223	223
*	Teradata Corp.	5,678	180
	CSRA Inc.	6,378	162
			342,322
Materials (2.4%)
	Ecolab Inc.	28,572	3,516
	EI du Pont de
	Nemours & Co.	42,531	2,960

	Monsanto Co.	23,663	2,520
	Sherwin-Williams Co.	8,503	2,412
	PPG Industries Inc.	17,535	1,857
	Praxair Inc.	15,096	1,842
	Vulcan Materials Co.	14,382	1,638
	LyondellBasell Industries
	NV Class A	20,059	1,582
	Air Products &
	Chemicals Inc.	10,088	1,570
	Martin Marietta
	Materials Inc.	6,893	1,262
	International Flavors
	& Fragrances Inc.	8,628	1,196
	Ball Corp.	9,967	789
	Avery Dennison Corp.	9,617	745
	Sealed Air Corp.	12,153	573
			24,462
Telecommunication Services (1.0%)
	Verizon
	Communications Inc.	176,394	9,231
*	Level 3
	Communications Inc.	12,837	637
			9,868
Utilities (0.3%)
	Dominion Resources Inc.	27,325	2,027
	American Water
	Works Co. Inc.	10,557	781
			2,808
Total Common Stocks
(Cost $883,442)			1,028,768
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.612%	18,967	1,897

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.410%, 9/21/16	100	100
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.511%, 10/12/16	100	100
			200
Total Temporary Cash Investments
(Cost $2,096)			2,097
Total Investments (100.0%)
(Cost $885,538)			1,030,865

32

S&P 500 Growth Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	76
Receivables for Accrued Income	1,536
Receivables for Capital Shares Issued	6
Total Other Assets	1,618
Liabilities
Payables for Investment
Securities Purchased	(1)
Collateral for Securities on Loan	(1,038)
Payables to Vanguard	(238)
Other Liabilities	(10)
Total Liabilities	(1,287)
Net Assets (100%)	1,031,196

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	904,329
Undistributed Net Investment Income	3,020
Accumulated Net Realized Losses	(21,500)
Unrealized Appreciation (Depreciation)
Investment Securities	145,327
Futures Contracts	20
Net Assets	1,031,196

ETF Shares—Net Assets
Applicable to 9,450,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,031,196
Net Asset Value Per Share—
ETF Shares	$109.12

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $995,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Includes $1,038,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

33

S&P 500 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	13,370
Interest[1]	8
Securities Lending—Net	3
Total Income	13,381
Expenses
The Vanguard Group—Note B
Investment Advisory Services	131
Management and Administrative	854
Marketing and Distribution	59
Custodian Fees	41
Auditing Fees	32
Shareholders’ Reports	30
Total Expenses	1,147
Net Investment Income	12,234
Realized Net Gain (Loss)
Investment Securities Sold[1]	(12,686)
Futures Contracts	275
Realized Net Gain (Loss)	(12,411)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	90,276
Futures Contracts	57
Change in Unrealized Appreciation (Depreciation)	90,333
Net Increase (Decrease) in Net Assets Resulting from Operations	90,156
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $7,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,234	7,674
Realized Net Gain (Loss)	(12,411)	13,679
Change in Unrealized Appreciation (Depreciation)	90,333	(8,177)
Net Increase (Decrease) in Net Assets Resulting from Operations	90,156	13,176
Distributions
Net Investment Income	(10,749)	(6,944)
Realized Capital Gain	—	—
Total Distributions	(10,749)	(6,944)
Capital Share Transactions
Issued	409,258	302,814
Issued in Lieu of Cash Distributions	—	—
Redeemed	(27,919)	(63,511)
Net Increase (Decrease) from Capital Share Transactions	381,339	239,303
Total Increase (Decrease)	460,746	245,535
Net Assets
Beginning of Period	570,450	324,915
End of Period[1]	1,031,196	570,450
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,020,000 and $1,535,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$99.21	$96.99	$77.29	$68.43	$58.81
Investment Operations
Net Investment Income	1.565	1.523	1.257	1.291	1.135
Net Realized and Unrealized Gain (Loss)
on Investments	9.857	2.193	19.715	8.848	9.543
Total from Investment Operations	11.422	3.716	20.972	10.139	10.678
Distributions
Dividends from Net Investment Income	(1.512)	(1.496)	(1.272)	(1.279)	(1.058)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.512)	(1.496)	(1.272)	(1.279)	(1.058)
Net Asset Value, End of Period	$109.12	$99.21	$96.99	$77.29	$68.43

Total Return	11.62%	3.80%	27.33%	15.00%	18.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,031	$570	$325	$147	$96
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.62%	1.56%	1.81%	1.82%
Portfolio Turnover Rate[1]	20%	21%	23%	24%	22%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2016.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values.

37

S&P 500 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

38

S&P 500 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $76,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,028,768	—	—
Temporary Cash Investments	1,897	200	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	1,030,660	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	19	2,061	20

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

39

S&P 500 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $8,022,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $3,181,000 of ordinary income available for distribution. The fund had available capital losses totaling $21,480,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $885,538,000. Net unrealized appreciation of investment securities for tax purposes was $145,327,000, consisting of unrealized gains of $154,179,000 on securities that had risen in value since their purchase and $8,852,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $562,355,000 of investment securities and sold $180,584,000 of investment securities, other than temporary cash investments. Purchases and sales include $398,626,000 and $23,415,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $65,340,000 and $66,449,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital shares issued and redeemed were:

	Year Ended August 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	3,975	3,025
Issued in Lieu of Cash Distributions	—	—
Redeemed	(275)	(625)
Net Increase (Decrease) in Shares Outstanding	3,700	2,400

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

40

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2016

41

Special 2016 tax information (unaudited) for Vanguard S&P 500 Index Funds

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P 500 Value Index	8,483
S&P 500 Growth Index	10,749

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P 500 Value Index	99.7%
S&P 500 Growth Index	96.1

42

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P 500 Value and Growth Index Funds
Periods Ended August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Value Index Fund ETF Shares
Returns Before Taxes	13.03%	14.01%	13.19%
Returns After Taxes on Distributions	12.39	13.48	12.71
Returns After Taxes on Distributions and Sale of Fund Shares	7.83	11.22	10.66
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares
Returns Before Taxes	11.62%	14.96%	15.57%
Returns After Taxes on Distributions	11.23	14.59	15.22
Returns After Taxes on Distributions and Sale of Fund Shares	6.86	12.03	12.70

43

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

44

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,146.66	$0.87
Institutional Shares	1,000.00	1,147.09	0.49
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,123.90	$0.86
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.33	$0.81
Institutional Shares	1,000.00	1,024.68	0.46
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.33	$0.81

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P 500 Value Index Fund, 0.16% for ETF Shares and 0.09% for Institutional Shares; and for the S&P 500 Growth Index
Fund, 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period (184/366).

45

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P 500 Value Index Fund and S&P 500 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

46

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

47

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

48

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

49

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Head of Global Fund Accounting
at The Vanguard Group, Inc.; Controller of each of the
investment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The index is a product of S&P Dow Jones Indices LLC
Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
Institutional Investor Services > 800-523-1036	trademarks of Standard & Poor’s Financial Services LLC
Text Telephone for People	(“S&P”); Dow Jones® is a registered trademark of Dow
Who Are Deaf or Hard of Hearing> 800-749-7273	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18400 102016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to
be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge,
and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2016: $286,000
Fiscal Year Ended August 31, 2015: $229,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2016: $9,629,849
Fiscal Year Ended August 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2016: $2,717,627
Fiscal Year Ended August 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2016: $254,050
Fiscal Year Ended August 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2016: $214,225
Fiscal Year Ended August 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2016: $468,275
Fiscal Year Ended August 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the

registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 17, 2016
VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 17, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.